       As filed with Securities and Exchange Commission on April 23, 2008
                                               Registration No. 333-53477

                             ---------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------
                                    FORM S-6
                     POST-EFFECTIVE AMENDMENT No. 11 to the
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                           ---------------------------
                    General American Separate Account Eleven
                              (Exact Name of Trust)
                     General American Life Insurance Company
                               (Name of Depositor)
                             13045 Tesson Ferry Road
                               St. Louis, MO 63128
              (Address of depositor's principal executive offices)

                              ---------------------
                             Marie C. Swift, Esquire
                            Associate General Counsel
                       Metropolitan Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)

                                   Copies to:
                            Stephen E. Roth, Esquire
                            Mary E. Thornton, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                           ---------------------------

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)


     [X] on April 28, 2008 pursuant to paragraph (b)


     [ ] 60 days after filing pursuant to paragraph (a)(1)

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Flexible Premium Variable Life Insurance Policies.

This registration statement incorporates by reference the prospectus and supplements, dated May 1, 2002, May 1, 2003, May 1, 2004, May 1, 2005, May 1, 2006 and April 30, 2007, as filed April 30, 2002 in Post-Effective Amendment No. 5, April 30, 2003 in Post-Effective Amendment No. 6, April 30, 2004 in Post-Effective Amendment No. 7 and April 29, 2005 in Post-Effective Amendment No. 8 , April 28, 2006 in Post-Effective Amendment No. 9 and April 24, 2007 in Post-Effective No. 10 to the Registration Statement on Form S-6 (File No. 333-53477).

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         Variable Life Insurance Policy
                                   (Destiny)


                        Supplement dated April 28, 2008

                      to the Prospectus dated May 1, 2004

                                Flexible Premium
                        Variable Life Insurance Policies
                  (Variable Universal Life/Executive Benefit)


                        Supplement dated April 28, 2008

                     to the Prospectuses dated May 1, 2002

                    Flexible Premium Joint and Last Survivor
                         Variable Life Insurance Policy


                        Supplement dated April 28, 2008

                      to the Prospectus dated May 1, 2002

               Flexible Premium Variable Life Insurance Policies
                       (VUL 95/VUL 100/VGSP/Russell VUL)


                        Supplement dated April 28, 2008

                     to the Prospectuses dated May 1, 2000

     This supplement updates certain information contained in the last full prospectus for each of the above-referenced variable life insurance policies, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your policy, without charge, on request. These policies are no longer available for sale.

     General American Life Insurance Company is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. General American's Home Office is 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

     THE UNDERLYING FUND PROSPECTUSES ARE ATTACHED. INCLUDED ARE PROSPECTUSES FOR THE RUSSELL INVESTMENT FUNDS, WHICH MAY NOT BE AVAILABLE UNDER YOUR POLICY. PLEASE READ THE PROSPECTUSES CAREFULLY AND KEEP THEM FOR REFERENCE.


     WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR FUNDS WILL PERFORM. THE POLICIES AND THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE COMPANY

     General American is principally engaged in writing individual life insurance policies and annuity contracts. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices (Home Office) of General American are located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The Administrative Office for various Policy transactions is as follows:


Premium Payments                       General American
                                       P.O. Box 790201
                                       St. Louis, MO 63179-0201

Payment Inquires and                   General American
Correspondence                         Remittance Processing
                                       18210 Crane Nest Drive
                                       Tampa, FL 33647
                                       (800) 638-9294

Beneficiary and Ownership              General American
Changes                                P. O. Box 990059
                                       Hartford, CT 06199-0059

Surrenders, Loans,                     General American
Withdrawals and                        P.O. Box 990090
Division Transfers                     Hartford, CT 06199-0090

Death Claims                           General American
                                       P.O. Box 990090
                                       Hartford, CT 06199-0090

All Telephone                          (800) 638-9294
Transactions and Inquiries

     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Administrative Office, by telephoning us, or over the Internet. To request a transfer or reallocation by telephone, you should contact your registered representative, or contact us at
(800) 638-9294. To request a transfer or reallocation over the Internet, you may log on to our website at www.genamerica.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.


     If you send premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the payment or transaction to your Policy.


     THE SEPARATE ACCOUNT. The separate account consists of divisions, each of which corresponds to an underlying Fund. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

     The following chart shows the Funds that are available under the policy along with the name of the investment adviser, sub-adviser (where applicable) and investment objective of each Fund. The Funds have different investment goals and strategies. You should review the prospectus of each Fund, or seek professional guidance in determining which Fund(s) best meet your objectives.

NOTE: THE RUSSELL INVESTMENT FUNDS ARE NOT AVAILABLE TO DESTINY OR EXECUTIVE BENEFIT POLICIES. FOR ALL OTHER POLICIES, THE RUSSELL INVESTMENT FUNDS ARE ONLY AVAILABLE FOR POLICIES WITH AN ISSUE DATE PRIOR TO JANUARY 1, 2000.

AMERICAN FUNDS INSURANCE SERIES(R)  Adviser: Capital Research and Management
                                    Company

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
American Funds Global            N/A             Capital appreciation through stocks.
Small Capitalization
Fund

American Funds Growth            N/A             Capital appreciation through stocks.
Fund

American Funds Growth-           N/A             Capital appreciation and income.
Income Fund

FIDELITY(R) VARIABLE INSURANCE
PRODUCTS                         ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY


FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Equity-Income                                    Reasonable income. The fund will also
Portfolio                                        consider the potential for capital
                                                 appreciation. The fund's goal is to achieve
                                                 a yield which exceeds the composite yield of
                                                 securities comprising the Standard & Poor's
                                                 500(SM) Index (S&P 500(R)).

Mid Cap Portfolio                                Long-term growth of capital.


J.P. MORGAN SERIES TRUST II      ADVISER: J.P. MORGAN INVESTMENT MANAGEMENT INC.

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
JPMorgan Bond                    N/A             To provide high total return consistent with
Portfolio                                        moderate risk of capital and maintenance of
                                                 liquidity.

JPMorgan Small Company           N/A             To provide high total return from a
Portfolio                                        portfolio of small company stocks.

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC


FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Clarion Global Real     ING Clarion Real         To provide total return through investment
Estate Portfolio        Estate Securities,       in real estate securities, emphasizing both
(formerly Neuberger     L.P.(1)                  capital appreciation and current income.
Berman Real Estate
Portfolio)

Harris Oakmark          Harris Associates L.P.   Long-term capital appreciation.
International
Portfolio

Lazard Mid Cap          Lazard Asset             Long-term growth of capital.
Portfolio               Management, LLC

Legg Mason Partners     ClearBridge Advisors,    Capital appreciation.
Aggressive Growth       LLC
Portfolio

Lord Abbett Bond        Lord, Abbett & Co. LLC   High current income and the opportunity for
Debenture Portfolio                              capital appreciation to produce a high total
                                                 return.

Lord Abbett Growth and  Lord, Abbett & Co. LLC   Long-term growth of capital and income
Income Portfolio                                 without excessive fluctuation in market
                                                 value.

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Lord Abbett Mid Cap     Lord, Abbett & Co. LLC   Capital appreciation through investments,
Value Portfolio                                  primarily in equity securities, which are
                                                 believed to be undervalued in the
                                                 marketplace.

Met/AIM Small Cap       Invesco Aim Capital      Long-term growth of capital.
Growth Portfolio        Management, Inc.

MFS(R) Research         Massachusetts            Capital appreciation
International           Financial Services
Portfolio               Company

Oppenheimer Capital     OppenheimerFunds, Inc.   Capital appreciation.
Appreciation Portfolio

PIMCO Total Return      Pacific Investment       Maximum total return, consistent with the
Portfolio               Management Company LLC   preservation of capital and prudent
                                                 investment management.

RCM Technology          RCM Capital Management   Capital appreciation; no consideration is
Portfolio               LLC                      given to income.

T. Rowe Price Mid Cap   T. Rowe Price            Long-term growth of capital.
Growth Portfolio        Associates, Inc.


METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC


FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------

BlackRock Aggressive    BlackRock Advisors,      Maximum capital appreciation.
Growth Portfolio        LLC

BlackRock Bond Income   BlackRock Advisors,      A competitive total return primarily from
Portfolio               LLC                      investing in fixed-income securities.

BlackRock Diversified   BlackRock Advisors,      High total return while attempting to limit
Portfolio               LLC                      investment risk and preserve capital.

BlackRock Large Cap     BlackRock Advisors,      Long-term growth of capital.
Value Portfolio         LLC

BlackRock Legacy Large  BlackRock Advisors,      Long-term growth of capital.
Cap Growth Portfolio    LLC

BlackRock Money Market  BlackRock Advisors,      A high level of current income consistent
Portfolio(2)            LLC                      with preservation of capital.

BlackRock Strategic     BlackRock Advisors,      High total return, consisting principally of
Value Portfolio         LLC                      capital appreciation.

Davis Venture Value     Davis Selected           Growth of capital.
Portfolio               Advisers, L.P.(3)

FI Mid Cap              Pyramis Global           Long-term growth of capital.
Opportunities           Advisors, LLC(4)
Portfolio

Harris Oakmark Focused  Harris Associates L.P.   Long-term capital appreciation.
Value Portfolio

Julius Baer             Julius Baer Investment   Long-term growth of capital.
International Stock     Management LLC(5)
Portfolio (formerly FI
International Stock
Portfolio)

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Lehman Brothers(R)      MetLife Investment       To equal the performance of the Lehman
Aggregate Bond Index    Advisors Company, LLC    Brothers Aggregate Bond Index.
Portfolio

MetLife Mid Cap Stock   MetLife Investment       To equal the performance of the Standard &
Index Portfolio         Advisors Company, LLC    Poor's Mid Cap 400 Composite Stock Price
                                                 Index.

MetLife Stock Index     MetLife Investment       To equal the performance of the Standard &
Portfolio               Advisors Company, LLC    Poor's 500 Composite Stock Price Index.

MFS(R) Total Return     Massachusetts            Favorable total return through investment in
Portfolio               Financial Services       a diversified portfolio.
                        Company

MFS(R) Value Portfolio  Massachusetts            Capital appreciation and reasonable income.
(formerly Harris        Financial Services
Oakmark Large Cap       Company(6)
Value Portfolio)

Morgan Stanley EAFE(R)  MetLife Investment       To equal the performance of the MSCI EAFE
Index Portfolio         Advisors Company, LLC    Index.

Neuberger Berman Mid    Neuberger Berman         Capital growth.
Cap Value Portfolio     Management Inc.

Russell 2000(R) Index   MetLife Investment       To equal the return of the Russell 2000
Portfolio               Advisors Company, LLC    Index.

T. Rowe Price Large     T. Rowe Price            Long-term growth of capital, and
Cap Growth Portfolio    Associates, Inc.         secondarily, dividend income.

T. Rowe Price Small     T. Rowe Price            Long-term capital growth.
Cap Growth Portfolio    Associates, Inc.

Western Asset           Western Asset            To maximize total return consistent with
Management U.S.         Management Company       preservation of capital and maintenance of
Government Portfolio                             liquidity.


RUSSELL INVESTMENT FUNDS                   ADVISER: FRANK RUSSELL INVESTMENT
                                           MANAGEMENT COMPANY


FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Aggressive Equity Fund  Multiple sub-advisers    To provide long term capital growth.
Core Bond Fund          Multiple sub-advisers    To provide current income, and as a
                                                 secondary objective, capital appreciation.
Multi-Style Equity      Multiple sub-advisers    To provide long-term capital growth.
  Fund
Non-U.S. Fund           Multiple sub-advisers    To provide long-term capital growth.


VAN ECK WORLDWIDE INSURANCE TRUST        ADVISER: VAN ECK ASSOCIATES CORPORATION


FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Worldwide Emerging               N/A             Long-term capital appreciation by investing
Markets Fund                                     primarily in equity securities in emerging
                                                 markets around the world.

Worldwide Hard Assets            N/A             Long-term capital appreciation by investing
Fund                                             primarily in hard asset securities. Income
                                                 is a secondary consideration.

---------------


(1) Prior to April 28, 2008, Neuberger Berman Management Inc. was the sub-adviser to the Portfolio.


(2) An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the Money Market Portfolio may become extremely low and possibly negative.


(3) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.


(4) Prior to April 28, 2008, Fidelity Management & Research Company was the sub-adviser to the Portfolio.


(5) Prior to January 7, 2008, Fidelity Management & Research Company was the sub-adviser to the Portfolio.


(6) Prior to January 7, 2008, Harris Associates L.P. was the sub-adviser to the Portfolio.


FOR MORE INFORMATION REGARDING THE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE FUND PROSPECTUSES ATTACHED AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

OTHER FUNDS AND SHARE CLASSES

     The Russell Investment Funds may not be available under your Policy, even though they are described in the attached Fund prospectuses. The Real Estate Securities Fund described in the Russell Investment Funds prospectus is not available under any Policy.

     Some of the Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For Fidelity Variable Insurance Products and the Van Eck Worldwide Insurance Trust, we offer Initial Class shares; for the Metropolitan Series Fund, Inc., we offer Class A shares; for the Met Investors Series Trust, we offer Class A shares; and for the American Funds Insurance Series, we offer Class 2 shares.

CHARGES AND DEDUCTIONS


     The following table describes the annual operating expenses for each Fund for the year ended December 31, 2007, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                             DISTRIBUTION               ACQUIRED      TOTAL     CONTRACTUAL FEE   NET TOTAL
                                                AND/OR                  FUND FEES    ANNUAL      WAIVER AND/OR      ANNUAL
                               MANAGEMENT   SERVICE(12B-1)    OTHER        AND      OPERATING       EXPENSE       OPERATING
                                  FEE            FEES        EXPENSES   EXPENSES*   EXPENSES     REIMBURSEMENT    EXPENSES**
                               ----------   --------------   --------   ---------   ---------   ---------------   ----------
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Global Small
  Capitalization Fund........    0.70%           0.25%        0.03%          --       0.98%             --            0.98%
American Funds Growth Fund...    0.32%           0.25%        0.01%          --       0.58%             --            0.58%
American Funds Growth-Income
  Fund.......................    0.26%           0.25%        0.01%          --       0.52%             --            0.52%
FIDELITY(R) VARIABLE
  INSURANCE
  PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio......    0.46%             --         0.09%          --       0.55%             --            0.55%
Mid Cap Portfolio............    0.56%             --         0.11%          --       0.67%             --            0.67%
J.P. MORGAN SERIES TRUST II
JPMorgan Bond Portfolio......    0.30%             --         0.48%        0.01%      0.79%           0.18%           0.61%(1)
JPMorgan Small Company
  Portfolio..................    0.60%             --         0.55%        0.01%      1.16%           0.07%           1.09%(2)
MET INVESTORS SERIES TRUST
   -- CLASS A
Clarion Global Real Estate
  Portfolio..................    0.61%             --         0.04%          --       0.65%             --            0.65%
Harris Oakmark International
  Portfolio..................    0.77%             --         0.09%          --       0.86%             --            0.86%
Lazard Mid Cap Portfolio.....    0.69%             --         0.07%          --       0.76%             --            0.76%
Legg Mason Partners
  Aggressive Growth
  Portfolio..................    0.62%             --         0.05%          --       0.67%             --            0.67%
Lord Abbett Bond Debenture
  Portfolio..................    0.49%             --         0.05%          --       0.54%             --            0.54%
Lord Abbett Growth and Income
  Portfolio..................    0.49%             --         0.03%          --       0.52%             --            0.52%
Lord Abbett Mid Cap Value
  Portfolio..................    0.67%             --         0.08%          --       0.75%             --            0.75%
Met/AIM Small Cap Growth
  Portfolio..................    0.86%             --         0.06%          --       0.92%             --            0.92%
MFS(R)Research International
  Portfolio..................    0.70%             --         0.09%          --       0.79%             --            0.79%
Oppenheimer Capital
  Appreciation Portfolio.....    0.58%             --         0.04%          --       0.62%             --            0.62%
PIMCO Total Return
  Portfolio..................    0.48%             --         0.04%          --       0.52%             --            0.52%(3)
RCM Technology Portfolio.....    0.88%             --         0.09%          --       0.97%             --            0.97%
T. Rowe Price Mid Cap Growth
  Portfolio..................    0.75%             --         0.05%          --       0.80%             --            0.80%
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
BlackRock Aggressive Growth
  Portfolio..................    0.71%             --         0.05%          --       0.76%             --            0.76%

                                             DISTRIBUTION               ACQUIRED      TOTAL     CONTRACTUAL FEE   NET TOTAL
                                                AND/OR                  FUND FEES    ANNUAL      WAIVER AND/OR      ANNUAL
                               MANAGEMENT   SERVICE(12B-1)    OTHER        AND      OPERATING       EXPENSE       OPERATING
                                  FEE            FEES        EXPENSES   EXPENSES*   EXPENSES     REIMBURSEMENT    EXPENSES**
                               ----------   --------------   --------   ---------   ---------   ---------------   ----------
BlackRock Bond Income
  Portfolio..................    0.38%             --         0.06%          --       0.44%           0.01%           0.43%(4)
BlackRock Diversified
  Portfolio..................    0.44%             --         0.06%          --       0.50%             --            0.50%
BlackRock Large Cap Value
  Portfolio..................    0.68%             --         0.06%          --       0.74%             --            0.74%
BlackRock Legacy Large Cap
  Growth Portfolio...........    0.73%             --         0.06%          --       0.79%             --            0.79%
BlackRock Money Market
  Portfolio..................    0.33%             --         0.07%          --       0.40%           0.01%           0.39%(5)
BlackRock Strategic Value
  Portfolio..................    0.82%             --         0.06%          --       0.88%             --            0.88%
Davis Venture Value
  Portfolio..................    0.69%             --         0.04%          --       0.73%             --            0.73%
FI Mid Cap Opportunities
  Portfolio..................    0.68%             --         0.05%          --       0.73%             --            0.73%
Harris Oakmark Focused Value
  Portfolio..................    0.72%             --         0.04%          --       0.76%             --            0.76%
Julius Baer International
  Stock Portfolio............    0.84%             --         0.12%          --       0.96%           0.04%           0.92%(6)
Lehman Brothers(R) Aggregate
  Bond Index Portfolio.......    0.25%             --         0.05%          --       0.30%           0.01%           0.29%(7)
MetLife Mid Cap Stock Index
  Portfolio..................    0.25%             --         0.07%        0.01%      0.33%           0.01%           0.32%(8)
MetLife Stock Index
  Portfolio..................    0.25%             --         0.04%          --       0.29%           0.01%           0.28%(8)
MFS(R)Total Return
  Portfolio..................    0.53%             --         0.05%          --       0.58%             --            0.58%
MFS(R)Value Portfolio........    0.72%             --         0.05%          --       0.77%           0.07%           0.70%(9)
Morgan Stanley EAFE(R) Index
  Portfolio..................    0.30%             --         0.12%        0.01%      0.43%           0.01%           0.42%(10)
Neuberger Berman Mid Cap
  Value Portfolio............    0.64%             --         0.05%          --       0.69%             --            0.69%
Russell 2000(R) Index
  Portfolio..................    0.25%             --         0.07%        0.01%      0.33%           0.01%           0.32%(8)
T. Rowe Price Large Cap
  Growth Portfolio...........    0.60%             --         0.07%          --       0.67%             --            0.67%
T. Rowe Price Small Cap
  Growth Portfolio...........    0.51%             --         0.08%          --       0.59%             --            0.59%
Western Asset Management U.S.
  Government Portfolio.......    0.49%             --         0.05%          --       0.54%             --            0.54%
RUSSELL INVESTMENT FUNDS
Aggressive Equity Fund.......    0.90%             --         0.24%          --       1.14%           0.08%           1.06%(11)
Core Bond Fund...............    0.55%             --         0.22%        0.01%      0.78%           0.07%           0.71%(11)
Multi-Style Equity Fund......    0.73%             --         0.15%          --       0.88%             --            0.88%(11)
Non-U.S. Fund................    0.90%             --         0.28%        0.01%      1.19%           0.03%           1.16%(11)
VAN ECK WORLDWIDE INSURANCE
  TRUST -- INITIAL CLASS
Worldwide Emerging Markets
  Fund.......................    1.00%             --         0.23%          --       1.23%             --            1.23%
Worldwide Hard Assets Fund...    1.00%             --         0.01%        0.01%      1.02%             --            1.02%


---------------


 * Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.



** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this prospectus supplement; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.



 (1) JPMorgan Funds Management, Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses) exceed 0.60% of the average daily net assets through 4/30/09.



 (2) JPMorgan Funds Management, Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses ) exceed 1.08% of the average daily net assets through 4/30/09.



 (3) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the preceding fiscal year.



 (4) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the amounts over $1 billion but less than $2 billion.



 (5) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.



 (6) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.



 (7) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.



 (8) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.



 (9) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.



(10) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.293%.



(11) The Fund's Manager has contractually agreed to waive, at least until April 28, 2009, a portion of its management fee, up to the full amount of that fee, and to then reimburse the Fund for all remaining expenses, after fee waivers, in order to prevent total operating expenses, excluding "Acquired Fund Fees and Expenses", from exceeding the following amounts of the Fund's average daily net assets on an annual basis: 1.05% for the Aggressive Equity Fund; 0.70% for the Core Bond Fund; 0.87% for the Multi-Style Equity Fund; and, 1.15% for the Non-U.S. Fund.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS

     An investment adviser (other than our affiliate, MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser or its affiliates may make payments to us and/or certain affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Funds. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Fund prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Fund attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliate) with increased access to persons involved in the distribution of the Policies.

     We and certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers, MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as limited liability companies.

Our owner interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from a Fund. We will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the advisers. (See "Charges and Deductions -- Annual Fund Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to sub-advisers.)

     The American Funds Global Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Fund's 12b-1 Plan, if any, is described in more detail in each Fund's prospectus. (See also "Charges and Deductions -- Annual Fund Operating Expenses.") Any payments we receive pursuant to a Fund's 12b-1 Plan are paid to us or our Distributor. Payments under a Fund's 12b-1 Plan decrease the Fund's investment return.

     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Global Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund for the services it provides in marketing the Funds' shares in connection with the Policies.

SELECTION OF THE FUNDS


     We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy Owners.


     WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

                                 POLICY RIGHTS

TRANSFERS

     Frequent requests from Policy Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt portfolio management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the BlackRock Strategic Value Portfolio, Julius Baer International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth

Portfolio, MFS Research International Portfolio, Clarion Global Real Estate Portfolio, American Funds Global Small Capitalization Fund, JPMorgan Small Company Portfolio, Russell Aggressive Equity Fund, Russell Non-U.S. Fund, Van Eck Worldwide Emerging Markets Fund and Van Eck Worldwide Hard Assets Fund) and we monitor transfer activity in those Funds (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Monitored Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.


     We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.


     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m.

     Transfers made under the dollar cost averaging program or the portfolio rebalancing program are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Fund.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds are generally "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Fund prospectuses for more details.


SEPARATE ACCOUNT CHARGES



     We will waive the following amount of the Mortality and Expense Risk
Charge: the amount, if any, equal to the underlying fund expenses that are in excess of 0.68% for the Division investing in the Oppenheimer Capital Appreciation Portfolio, and that are in excess of 0.88% for the Division investing in the MFS Research International Portfolio.



                              FEDERAL TAX MATTERS


INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY


     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited, in particular, with respect to joint and last survivor life insurance policies. Nevertheless, we believe that the Policies should satisfy the applicable requirements. However, the rules are not entirely clear with respect to Policies issued on a substandard or guaranteed issue basis. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, the variable account investing in the Eligible Fund may fail the diversification requirements of Section 817(h) of the Internal Revenue Code. This could have adverse tax consequences for variable life insurance owners, including losing the benefit of tax deferral.


     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

     1. TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary to the extent provided in under Section 101 of the Code. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. The transfer of the Policy or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

     A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

     Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. Under a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investments in the Policy, the excess will generally be treated as ordinary income subject to tax. The tax consequences of other distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract".

     2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

     In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

     Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

     Accordingly, a prospective Owner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

NOTE: MOST DESTINY POLICIES WERE MODIFIED ENDOWMENT CONTACTS FROM THE DATE OF ISSUE, THEREFORE, DISTRIBUTIONS FROM MOST DESTINY POLICIES ARE TAXED AS FOLLOWS:

     3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that is included in income, except where the distribution or Policy Loan (a) is made on or after the Owner attains age
59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

     4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the
Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

     Policy Loans from, or secured by, a Policy that is not a modified endowment contract should generally not be treated as distributions. Instead, such loans should generally be treated as indebtedness of the Owner. However, because the tax consequences associated with Policy Loans are not always clear, in particular, with respect to Policy Loans outstanding after the tenth Policy year, you should consult a tax adviser prior to taking any Policy Loan.

     Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

     5. POLICY LOANS. Generally, interest paid on any loan under a life insurance Policy is not deductible. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISER IF THE DEDUCTIBILITY OF LOAN INTEREST IS A CONSIDERATION IN THE PURCHASE OF A POLICY. If a Policy Loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.

     6. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax adviser.

     7. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

     8. MULTIPLE POLICES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

     9. LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

     10. WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     11. ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. The maximum estate tax rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     12. CONTINUATION OF POLICY BEYOND ATTAINED AGE 100. The tax consequences of continuing the Policy beyond the Insured's Attained Age 100 birthday are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's Attained Age 100.

     13. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.


     14. GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if your Policy is, or may become, subject to a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.


     In addition, the Sarbanes-Oxley Act of 2002 (the "Act") which was signed into law on July 30, 2002, prohibits, with exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.


     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


     Split dollar insurance plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

     15. ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

     16. PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

     17. POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     18. FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

     19. POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

MANAGEMENT

     The directors and executive officers of General American Life Insurance Company and their principal business experience are:

DIRECTORS OF GENERAL AMERICAN


NAME AND PRINCIPAL BUSINESS ADDRESS                  PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                  -----------------------------
Michael K. Farrell*                   Director of General American since 2003 and Senior Vice
                                      President of Metropolitan Life Insurance Company since
                                      2002.
James L. Lipscomb**                   Director of General American since 2002 and Executive
                                      Vice-President and General Counsel of Metropolitan Life
                                      Insurance Company since 2003. Formerly, Senior Vice
                                      President and Deputy General Counsel 2001-2003 of
                                      Metropolitan Life.
William J. Mullaney**                 Director of NELICO since 2007 and President of
                                      Institutional Business at Metropolitan Life Insurance
                                      Company since 2007. Formerly President 2004-2007 of
                                      Metropolitan Property and Casualty.
Stanley J. Talbi**                    Director of General American since 2002 and Senior Vice
                                      President of Metropolitan Life Insurance Company since
                                      1974.
Michael J. Vietri****                 Director of NELICO since 2005 and Executive Vice President of Metropolitan Life Insurance Company since 2005.
                                      Formerly, Senior Vice President 1999-2004 of Metropolitan
                                      Life Insurance Company.
Lisa M. Weber**                       Chairman of the Board, President and Chief Executive
                                      Officer of General American since 2004 and President,
                                      Individual Business of Metropolitan Life Insurance Company
                                      since 2004; formerly, Director of General American since
                                      2000 and Senior Executive Vice President and Chief
                                      Administrative Officer 2001- 2004.
William J. Wheeler**                  Director of General American since 2002 and Executive Vice
                                      President and Chief Financial Officer of Metropolitan Life
                                      Insurance Company since 2003. Formerly, Senior Vice
                                      President 1997-2003 of Metropolitan Life.

EXECUTIVE OFFICERS OF GENERAL AMERICAN OTHER THAN DIRECTORS

NAME AND PRINCIPAL BUSINESS ADDRESS                  PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                  -----------------------------
Joseph J. Prochaska, Jr.**            Executive Vice President and Chief Accounting Officer of
                                      NELICO since 2006 and Executive Vice President and Chief
                                      Accounting Officer of Metropolitan Life Insurance Company
                                      since 2006. Formerly Senior Vice President and Chief
                                      Accounting Officer 2004-2006 of NELICO and Senior Vice
                                      President and Chief Accounting Officer 2003-2006 of
                                      Metropolitan Life. Senior Vice President and Controller
                                      2000-2003 of Aon Corporation.

---------------
The principal business address:
   * Metropolitan Life, 10 Park Avenue, Morristown, NJ 07962
  ** Metropolitan Life, One MetLife Plaza, 27-01 Queens Plaza, North, Long
     Island City, NY 11101
 *** Metropolitan Life, 501 Boylston Street, Boston, MA 02116
**** Metropolitan Life, 177 South Commons Drive, Aurora, IL 60504

                                 VOTING RIGHTS

     Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

     The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

     The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion. The effect of this proportional voting is that a smaller number of Policy Owners may control the outcome of a vote.

     Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

     DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment Advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               LEGAL PROCEEDINGS


     In the ordinary course of business, General American, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. In addition, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC's order without admitting or denying the findings. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, General American does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of General American to meet its obligations under the Contracts.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The financial statements of each of the Divisions of General American Separate Account Eleven included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.



     The consolidated financial statements of General American Life Insurance Company (the "Company") included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for deferred acquisition costs, and for income taxes, as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans, as required by accounting guidance adopted on December 31,
2006), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                              FINANCIAL STATEMENTS


     The financial statements of General American which are included in this prospectus supplement should be distinguished from the financial statements of the Separate Account, which are also included in this prospectus supplement, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
General American Separate Account Eleven and the Board of Directors of General American Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of General American Separate Account Eleven (the "Separate Account") of General American Life Insurance Company (the "Company") comprising each of the individual Divisions as listed in Appendix A as of December 31, 2007, and the related statements of operations and changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2007, the results of their operations, and the changes in their net assets for each of the periods presented in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 24, 2008

                                   APPENDIX A
Fidelity VIP Equity-Income Division
Fidelity VIP Growth Division
Fidelity VIP Overseas Division
Fidelity VIP Mid Cap Division
Van Eck Worldwide Hard Assets Division
Van Eck Worldwide Emerging Markets Division
Russell Multi-Style Equity Division
Russell Core Bond Division
Russell Aggressive Equity Division
Russell Non-US Division
J.P. Morgan Bond Division
J.P. Morgan Small Company Division
MSF FI Mid Cap Opportunities Division
MSF T. Rowe Price Small Cap Growth Division
MSF T. Rowe Price Large Cap Growth Division
MSF Neuberger Berman Mid Cap Value Division
MSF FI International Stock Division
MSF Morgan Stanley EAFE Index Division
MSF MetLife Stock Index Division
MSF MetLife Mid Cap Stock Index Division
MSF BlackRock Large Cap Value Division
MSF BlackRock Diversified Division
MSF Lehman Brothers Aggregate Bond Index Division
MSF BlackRock Strategic Value Division
MSF Russell 2000 Index Division
MSF Harris Oakmark Large Cap Value Division
MSF BlackRock Legacy Large Cap Growth Division
MSF Harris Oakmark Focused Value Division
MSF Davis Venture Value Division
MSF BlackRock Money Market Division
MSF BlackRock Bond Income Division
MSF BlackRock Aggressive Growth Division
MSF MFS Total Return Division
MSF Western Asset Management U.S. Government Division
MSF MetLife Conservative Allocation Division
MSF MetLife Conservative to Moderate Allocation Division
MSF MetLife Moderate Allocation Division
MSF MetLife Moderate to Aggressive Allocation Division
MSF MetLife Aggressive Allocation Division
MIST Legg Mason Partners Aggressive Growth Division
MIST RCM Technology Division
MIST PIMCO Total Return Division
MIST T. Rowe Price Mid-Cap Growth Division
MIST Met/AIM Small Cap Growth Division
MIST Lazard Mid-Cap Division
MIST Harris Oakmark International Division
MIST Lord Abbett Growth and Income Division
MIST Lord Abbett Mid-Cap Value Division
MIST MFS Research International Division
MIST Neuberger Berman Real Estate Division
MIST Lord Abbett Bond Debenture Division
MIST Oppenheimer Capital Appreciation Division
American Funds Growth Division
American Funds Growth-Income Division
American Funds Global Small Capitalization Division

                      (This page intentionally left blank)

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007


                                                                                                                    VAN ECK
                                      FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP        WORLDWIDE
                                     EQUITY-INCOME          GROWTH            OVERSEAS           MID CAP          HARD ASSETS
                                        DIVISION           DIVISION           DIVISION           DIVISION           DIVISION
                                    ---------------    ---------------    ---------------    ---------------    ---------------
ASSETS:
  Investments at fair value......   $    27,752,097    $    44,065,300    $    17,709,293    $    11,556,552    $     5,865,538
  Other receivables..............                --                210                 17                 --                 --
  Due from General American Life
     Insurance Company...........                --            110,637             42,166             17,834             14,055
                                    ---------------    ---------------    ---------------    ---------------    ---------------
       Total Assets..............        27,752,097         44,176,147         17,751,476         11,574,386          5,879,593
                                    ---------------    ---------------    ---------------    ---------------    ---------------
LIABILITIES:
  Other payables.................                28                 --                 --                200                 --
  Due to General American Life
     Insurance Company...........             3,061                 --                 --                 --                 --
                                    ---------------    ---------------    ---------------    ---------------    ---------------
       Total Liabilities.........             3,089                 --                 --                200                 --
                                    ---------------    ---------------    ---------------    ---------------    ---------------
NET ASSETS.......................   $    27,749,008    $    44,176,147    $    17,751,476    $    11,574,186    $     5,879,593
                                    ===============    ===============    ===============    ===============    ===============
  Units outstanding..............         1,071,060          2,023,528            700,146            448,007            124,072
  Unit value (accumulation)......   $15.39 - $39.72    $12.19 - $38.34    $17.04 - $34.92    $25.10 - $26.89    $41.44 - $56.62
                                         VAN ECK
                                        WORLDWIDE
                                    EMERGING MARKETS
                                        DIVISION
                                    ----------------
ASSETS:
  Investments at fair value......    $     5,548,388
  Other receivables..............                 --
  Due from General American Life
     Insurance Company...........             11,054
                                     ---------------
       Total Assets..............          5,559,442
                                     ---------------
LIABILITIES:
  Other payables.................                 --
  Due to General American Life
     Insurance Company...........                 --
                                     ---------------
       Total Liabilities.........                 --
                                     ---------------
NET ASSETS.......................    $     5,559,442
                                     ===============
  Units outstanding..............            113,785
  Unit value (accumulation)......    $40.34 - $63.87





   The accompanying notes are an integral part of these financial statements.

            RUSSELL             RUSSELL             RUSSELL             RUSSELL          J.P. MORGAN        J.P. MORGAN
      MULTI-STYLE EQUITY       CORE BOND       AGGRESSIVE EQUITY         NON-US              BOND          SMALL COMPANY
           DIVISION             DIVISION            DIVISION            DIVISION           DIVISION           DIVISION
      ------------------    ---------------    -----------------    ---------------    ---------------    ---------------

        $     5,860,973     $     1,944,613     $     2,758,950     $     2,662,878    $     3,329,754    $     3,559,207
                     --                  --                  --                  --                 --                 --
                     --                 223               4,652                  --                 --              4,948
        ---------------     ---------------     ---------------     ---------------    ---------------    ---------------
              5,860,973           1,944,836           2,763,602           2,662,878          3,329,754          3,564,155
        ---------------     ---------------     ---------------     ---------------    ---------------    ---------------

                     --                  --                  --                  --                 --                 --
                    617                  --                  --                 363                 --                 --
        ---------------     ---------------     ---------------     ---------------    ---------------    ---------------
                    617                  --                  --                 363                 --                 --
        ---------------     ---------------     ---------------     ---------------    ---------------    ---------------
        $     5,860,356     $     1,944,836     $     2,763,602     $     2,662,515    $     3,329,754    $     3,564,155
        ===============     ===============     ===============     ===============    ===============    ===============
                334,463             115,267             136,128             130,428            234,905            188,190
        $12.94 - $20.04     $15.55 - $17.97     $14.70 - $22.69     $17.62 - $20.79    $13.58 - $15.06    $16.52 - $19.87
            MSF                MSF                 MSF
        FI MID CAP        T. ROWE PRICE       T. ROWE PRICE
       OPPORTUNITIES    SMALL CAP GROWTH    LARGE CAP GROWTH
         DIVISION           DIVISION            DIVISION
       -------------    ----------------    ----------------

      $    2,943,278     $     7,556,573     $     4,416,991
                  --                  --                  --
               4,474              13,430                  --
      --------------     ---------------     ---------------
           2,947,752           7,570,003           4,416,991
      --------------     ---------------     ---------------

                  --                  --                  --
                  --                  --              48,438
      --------------     ---------------     ---------------
                  --                  --              48,438
      --------------     ---------------     ---------------
      $    2,947,752     $     7,570,003     $     4,368,553
      ==============     ===============     ===============
             443,540             657,664             349,476
      $6.37 - $16.74     $10.96 - $15.41     $11.67 - $15.71





   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                                DECEMBER 31, 2007



                                          MSF                 MSF                MSF                MSF                MSF
                                   NEUBERGER BERMAN    FI INTERNATIONAL     MORGAN STANLEY     METLIFE STOCK     METLIFE MID CAP
                                     MID CAP VALUE           STOCK            EAFE INDEX           INDEX           STOCK INDEX
                                       DIVISION            DIVISION            DIVISION           DIVISION           DIVISION
                                   ----------------    ----------------    ---------------    ---------------    ---------------
ASSETS:
  Investments at fair value.....    $     3,968,619     $     4,251,407    $    12,035,963    $    81,429,880    $     1,251,733
  Other receivables.............                 --                  --                 --                 --                 --
  Due from General American Life
     Insurance Company..........              1,026                  --             21,524             91,975                 59
                                    ---------------     ---------------    ---------------    ---------------    ---------------
       Total Assets.............          3,969,645           4,251,407         12,057,487         81,521,855          1,251,792
                                    ---------------     ---------------    ---------------    ---------------    ---------------
LIABILITIES:
  Other payables................                173                  --                 --                  9                 --
  Due to General American Life
     Insurance Company..........                 --                  --                 --                 --                 --
                                    ---------------     ---------------    ---------------    ---------------    ---------------
       Total Liabilities........                173                  --                 --                  9                 --
                                    ---------------     ---------------    ---------------    ---------------    ---------------
NET ASSETS......................    $     3,969,472     $     4,251,407    $    12,057,487    $    81,521,846    $     1,251,792
                                    ===============     ===============    ===============    ===============    ===============
  Units outstanding.............            220,140             231,925            518,569          3,903,605             66,473
  Unit value (accumulation).....    $17.74 - $18.66     $17.97 - $18.91    $17.95 - $33.14    $12.92 - $57.36    $16.87 - $20.37
                                    MSF BLACKROCK
                                   LARGE CAP VALUE
                                       DIVISION
                                   ---------------
ASSETS:
  Investments at fair value.....   $     9,179,125
  Other receivables.............                --
  Due from General American Life
     Insurance Company..........                --
                                   ---------------
       Total Assets.............         9,179,125
                                   ---------------
LIABILITIES:
  Other payables................                --
  Due to General American Life
     Insurance Company..........            48,291
                                   ---------------
       Total Liabilities........            48,291
                                   ---------------
NET ASSETS......................   $     9,130,834
                                   ===============
  Units outstanding.............           307,864
  Unit value (accumulation).....   $15.71 - $54.50





   The accompanying notes are an integral part of these financial statements.

                               MSF
                         LEHMAN BROTHERS                                                MSF           MSF BLACKROCK
       MSF BLACKROCK        AGGREGATE        MSF BLACKROCK       MSF RUSSELL       HARRIS OAKMARK     LEGACY LARGE
        DIVERSIFIED         BOND INDEX      STRATEGIC VALUE       2000 INDEX      LARGE CAP VALUE      CAP GROWTH
          DIVISION           DIVISION           DIVISION           DIVISION           DIVISION          DIVISION
       -------------     ---------------    ---------------    ---------------    ---------------    --------------

      $     9,751,729    $    12,407,109    $    12,150,528    $     4,810,446    $     4,225,983    $    3,067,425
                   --                  9                 --                 --                 --                --
               13,470             69,703             19,116              2,540              5,957                --
      ---------------    ---------------    ---------------    ---------------    ---------------    --------------
            9,765,199         12,476,821         12,169,644          4,812,986          4,231,940         3,067,425
      ---------------    ---------------    ---------------    ---------------    ---------------    --------------

                   --                 --                 --                 --                 --                --
                   --                 --                 --                 --                 --                61
      ---------------    ---------------    ---------------    ---------------    ---------------    --------------
                   --                 --                 --                 --                 --                61
      ---------------    ---------------    ---------------    ---------------    ---------------    --------------
      $     9,765,199    $    12,476,821    $    12,169,644    $     4,812,986    $     4,231,940    $    3,067,364
      ===============    ===============    ===============    ===============    ===============    ==============
              420,566            662,785            571,336            311,670            333,080           322,539
      $14.15 - $50.00    $13.24 - $33.89    $14.84 - $22.35    $15.04 - $16.35    $12.48 - $13.13    $8.79 - $14.61
            MSF
       HARRIS OAKMARK       MSF DAVIS        MSF BLACKROCK
       FOCUSED VALUE      VENTURE VALUE       MONEY MARKET
          DIVISION           DIVISION           DIVISION
      ---------------    ---------------    ---------------

      $     5,626,697    $     9,879,733    $    17,186,091
                   --                 --                 --
                3,281             38,685              6,736
      ---------------    ---------------    ---------------
            5,629,978          9,918,418         17,192,827
      ---------------    ---------------    ---------------

                   43                 --                 --
                   --                 --                 --
      ---------------    ---------------    ---------------
                   43                 --                 --
      ---------------    ---------------    ---------------
      $     5,629,935    $     9,918,418    $    17,192,827
      ===============    ===============    ===============
              341,782            610,268          1,215,445
      $14.68 - $17.42    $15.84 - $16.67    $11.63 - $22.24





   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                                DECEMBER 31, 2007


                                                                                                  MSF WESTERN        MSF METLIFE
                                    MSF BLACKROCK       MSF BLACKROCK             MSF           ASSET MANAGEMENT    CONSERVATIVE
                                     BOND INCOME      AGGRESSIVE GROWTH    MFS TOTAL RETURN     U.S. GOVERNMENT      ALLOCATION
                                       DIVISION            DIVISION            DIVISION             DIVISION          DIVISION
                                    -------------     -----------------    ----------------    -----------------    ------------
ASSETS:
  Investments at fair value.....   $     2,431,468     $     5,769,347      $     4,643,661    $         370,445       $10,538
  Other receivables.............                --                  --                   --                   --            --
  Due from General American Life
     Insurance Company..........               159              25,920                   --                   --            --
                                   ---------------     ---------------      ---------------    -----------------       -------
       Total Assets.............         2,431,627           5,795,267            4,643,661              370,445        10,538
                                   ---------------     ---------------      ---------------    -----------------       -------
LIABILITIES:
  Other payables................                --                  --                   --                   --            --
  Due to General American Life
     Insurance Company..........                --                  --                   --                2,645            --
                                   ---------------     ---------------      ---------------    -----------------       -------
       Total Liabilities........                --                  --                   --                2,645            --
                                   ---------------     ---------------      ---------------    -----------------       -------
NET ASSETS......................   $     2,431,627     $     5,795,267      $     4,643,661    $         367,800       $10,538
                                   ===============     ===============      ===============    =================       =======
  Units outstanding.............           187,044             320,136              260,624                1,918            89
  Unit value (accumulation).....   $12.72 - $13.38     $13.14 - $23.18      $14.46 - $23.03    $183.05 - $205.98       $118.09
                                     MSF METLIFE
                                   CONSERVATIVE TO
                                       MODERATE
                                      ALLOCATION
                                       DIVISION
                                   ---------------
ASSETS:
  Investments at fair value.....       $   201
  Other receivables.............            --
  Due from General American Life
     Insurance Company..........             4
                                       -------
       Total Assets.............           205
                                       -------
LIABILITIES:
  Other payables................            --
  Due to General American Life
     Insurance Company..........             8
                                       -------
       Total Liabilities........             8
                                       -------
NET ASSETS......................       $   197
                                       =======
  Units outstanding.............             2
  Unit value (accumulation).....       $122.74





   The accompanying notes are an integral part of these financial statements.

                     MSF METLIFE
      MSF METLIFE    MODERATE TO    MSF METLIFE            MIST                                                         MIST
        MODERATE      AGGRESSIVE     AGGRESSIVE    LEGG MASON PARTNERS         MIST                MIST            T. ROWE PRICE
       ALLOCATION     ALLOCATION     ALLOCATION     AGGRESSIVE GROWTH     RCM TECHNOLOGY    PIMCO TOTAL RETURN     MID-CAP GROWTH
        DIVISION       DIVISION       DIVISION           DIVISION            DIVISION            DIVISION             DIVISION
      -----------    -----------    -----------    -------------------    --------------    ------------------    ---------------

        $189,022       $407,825       $98,378         $      538,597      $      753,802      $    10,946,634     $     4,292,133
              --             --            --                     --                  --                   --                  --
              --             --            --                     --                 148                   --                 869
        --------       --------       -------         --------------      --------------      ---------------     ---------------
         189,022        407,825        98,378                538,597             753,950           10,946,634           4,293,002
        --------       --------       -------         --------------      --------------      ---------------     ---------------

              --             --            --                     --                  --                   --                  --
              27             35            --                     --                  --               10,266                  --
        --------       --------       -------         --------------      --------------      ---------------     ---------------
              27             35            --                     --                  --               10,266                  --
        --------       --------       -------         --------------      --------------      ---------------     ---------------
        $188,995       $407,790       $98,378         $      538,597      $      753,950      $    10,936,368     $     4,293,002
        ========       ========       =======         ==============      ==============      ===============     ===============
           1,483          3,082           727                 59,354              83,269              819,622             270,595
        $ 127.44       $ 132.32       $135.38         $8.31 - $12.46      $8.36 - $14.59      $12.98 - $13.65     $15.45 - $17.07
            MIST
           MET/AIM              MIST
      SMALL CAP GROWTH     LAZARD MID-CAP
          DIVISION            DIVISION
      ----------------    ---------------

       $     1,326,575    $       837,059
                    --                 --
                    63              2,747
       ---------------    ---------------
             1,326,638            839,806
       ---------------    ---------------

                    --                 --
                    --                 --
       ---------------    ---------------
                    --                 --
       ---------------    ---------------
       $     1,326,638    $       839,806
       ===============    ===============
                86,980             56,738
       $14.87 - $16.11    $14.38 - $15.13





   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
               STATEMENT OF ASSETS AND LIABILITIES -- (CONCLUDED)
                                DECEMBER 31, 2007



                                               MIST                MIST                MIST               MIST
                                          HARRIS OAKMARK       LORD ABBETT         LORD ABBETT        MFS RESEARCH
                                          INTERNATIONAL     GROWTH AND INCOME     MID-CAP VALUE      INTERNATIONAL
                                             DIVISION            DIVISION            DIVISION           DIVISION
                                         ---------------    -----------------    ---------------    ---------------
ASSETS:
  Investments at fair value...........   $     9,056,079     $     2,045,058     $     2,896,558    $     4,674,310
  Other receivables...................                 1                  --                  --                 --
  Due from General American Life
     Insurance Company................                --                  66                  --             22,286
                                         ---------------     ---------------     ---------------    ---------------
       Total Assets...................         9,056,080           2,045,124           2,896,558          4,696,596
                                         ---------------     ---------------     ---------------    ---------------
LIABILITIES:
  Other payables......................                --                  --                  --                 --
  Due to General American Life
     Insurance Company................             6,794                  --                  --                 --
                                         ---------------     ---------------     ---------------    ---------------
       Total Liabilities..............             6,794                  --                  --                 --
                                         ---------------     ---------------     ---------------    ---------------
NET ASSETS............................   $     9,049,286     $     2,045,124     $     2,896,558    $     4,696,596
                                         ===============     ===============     ===============    ===============
  Units outstanding...................           459,414             127,046             128,453            256,410
  Unit value (accumulation)...........   $19.36 - $20.37     $12.81 - $16.64     $19.19 - $23.38    $16.54 - $19.12
                                                MIST
                                          NEUBERGER BERMAN
                                            REAL ESTATE
                                              DIVISION
                                         -----------------
ASSETS:
  Investments at fair value...........   $       1,980,546
  Other receivables...................                 213
  Due from General American Life
     Insurance Company................                 106
                                         -----------------
       Total Assets...................           1,980,865
                                         -----------------
LIABILITIES:
  Other payables......................                  --
  Due to General American Life
     Insurance Company................                  --
                                         -----------------
       Total Liabilities..............                  --
                                         -----------------
NET ASSETS............................   $       1,980,865
                                         =================
  Units outstanding...................              11,658
  Unit value (accumulation)...........   $167.58 - $173.19





   The accompanying notes are an integral part of these financial statements.

             MIST                  MIST                                                   AMERICAN FUNDS
         LORD ABBETT            OPPENHEIMER         AMERICAN FUNDS     AMERICAN FUNDS      GLOBAL SMALL
        BOND DEBENTURE     CAPITAL APPRECIATION         GROWTH         GROWTH-INCOME      CAPITALIZATION
           DIVISION              DIVISION              DIVISION           DIVISION           DIVISION
      -----------------    --------------------    ---------------    ---------------    ---------------

      $       9,856,886           $ 5,516          $    30,272,324    $    17,497,553    $     7,774,147
                     --                --                       --                 --                 --
                    827                41                   11,570             12,868                 --
      -----------------           -------          ---------------    ---------------    ---------------
              9,857,713             5,557               30,283,894         17,510,421          7,774,147
      -----------------           -------          ---------------    ---------------    ---------------

                     --                --                       --                 --                 --
                     --                20                       --                 --             20,890
      -----------------           -------          ---------------    ---------------    ---------------
                     --                20                       --                 --             20,890
      -----------------           -------          ---------------    ---------------    ---------------
      $       9,857,713           $ 5,537          $    30,283,894    $    17,510,421    $     7,753,257
      =================           =======          ===============    ===============    ===============
                 45,574                48                1,743,283          1,169,131            295,374
      $209.67 - $232.79           $115.51          $17.04 - $17.98    $14.70 - $15.46    $25.69 - $27.39





   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                             FIDELITY VIP                               FIDELITY VIP
                                                            EQUITY-INCOME                                  GROWTH
                                                               DIVISION                                   DIVISION
                                               ---------------------------------------    ---------------------------------------
                                                   2007          2006          2005          2007          2006           2005
                                               -----------    ----------    ----------    ----------    ----------    -----------
INVESTMENT INCOME:
  Dividends.................................   $   542,605    $  956,881    $  423,145    $  308,612    $  138,074    $   186,475
                                               -----------    ----------    ----------    ----------    ----------    -----------
EXPENSES:
  Mortality and expense risk charges........       210,146       193,048       192,811       273,432       254,568        263,076
  Administrative charges....................            --            --            --            --            --             --
                                               -----------    ----------    ----------    ----------    ----------    -----------
     Total expenses.........................       210,146       193,048       192,811       273,432       254,568        263,076
                                               -----------    ----------    ----------    ----------    ----------    -----------
  Net investment income (loss)..............       332,459       763,833       230,334        35,180      (116,494)       (76,601)
                                               -----------    ----------    ----------    ----------    ----------    -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
  Realized gain distributions...............     2,391,536     3,514,567       929,873        32,278            --             --
  Realized gains (losses) on sale of
     investments............................     1,403,227       560,741       234,450       497,664      (614,843)    (1,480,056)
                                               -----------    ----------    ----------    ----------    ----------    -----------
     Net realized gains (losses)............     3,794,763     4,075,308     1,164,323       529,942      (614,843)    (1,480,056)
                                               -----------    ----------    ----------    ----------    ----------    -----------
  Change in unrealized gains (losses) on
     investments............................    (3,464,208)      523,074       (29,623)    8,120,969     2,846,486      3,284,202
                                               -----------    ----------    ----------    ----------    ----------    -----------
  Net realized and unrealized gains (losses)
     on investments.........................       330,555     4,598,382     1,134,700     8,650,911     2,231,643      1,804,146
                                               -----------    ----------    ----------    ----------    ----------    -----------
  Net increase (decrease) in net assets
     resulting from operations..............   $   663,014    $5,362,215    $1,365,034    $8,686,091    $2,115,149    $ 1,727,545
                                               ===========    ==========    ==========    ==========    ==========    ===========




   (a) For the period May 1, 2005 to December 31, 2005.



   The accompanying notes are an integral part of these financial statements.

                   FIDELITY VIP                               FIDELITY VIP                           VAN ECK WORLDWIDE
                     OVERSEAS                                   MID CAP                                 HARD ASSETS
                     DIVISION                                   DIVISION                                 DIVISION
      --------------------------------------    ---------------------------------------    ------------------------------------
         2007          2006          2005          2007           2006          2005          2007         2006         2005
      ----------    ----------    ----------    ----------    -----------    ----------    ----------    --------    ----------

      $  553,613    $  128,686    $   90,155    $  101,661    $    41,202    $       --    $    5,413    $  2,267    $    6,709
      ----------    ----------    ----------    ----------    -----------    ----------    ----------    --------    ----------

         118,581       106,623        95,672        60,716         61,763        59,226        22,889      19,090        11,782
              --            --            --            --             --            --            --          --            --
      ----------    ----------    ----------    ----------    -----------    ----------    ----------    --------    ----------
         118,581       106,623        95,672        60,716         61,763        59,226        22,889      19,090        11,782
      ----------    ----------    ----------    ----------    -----------    ----------    ----------    --------    ----------
         435,032        22,063        (5,517)       40,945        (20,561)      (59,226)      (17,476)    (16,823)       (5,073)
      ----------    ----------    ----------    ----------    -----------    ----------    ----------    --------    ----------

       1,059,807        89,460        70,556     1,010,118      1,395,085       172,432       528,105     192,896            --
         760,045       483,201       (25,251)      873,186      1,887,409     1,238,239       498,437     661,374       188,581
      ----------    ----------    ----------    ----------    -----------    ----------    ----------    --------    ----------
       1,819,852       572,661        45,305     1,883,304      3,282,494     1,410,671     1,026,542     854,270       188,581
      ----------    ----------    ----------    ----------    -----------    ----------    ----------    --------    ----------
         212,333     1,768,272     2,258,497      (456,321)    (1,935,188)      473,913       718,261     (44,919)      844,433
      ----------    ----------    ----------    ----------    -----------    ----------    ----------    --------    ----------
       2,032,185     2,340,933     2,303,802     1,426,983      1,347,306     1,884,584     1,744,803     809,351     1,033,014
      ----------    ----------    ----------    ----------    -----------    ----------    ----------    --------    ----------
      $2,467,217    $2,362,996    $2,298,285    $1,467,928    $ 1,326,745    $1,825,358    $1,727,327    $792,528    $1,027,941
      ==========    ==========    ==========    ==========    ===========    ==========    ==========    ========    ==========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                     STATEMENTS OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                            VAN ECK WORLDWIDE                          RUSSELL
                                                            EMERGING MARKETS                     MULTI-STYLE EQUITY
                                                                DIVISION                              DIVISION
                                                  ------------------------------------    --------------------------------
                                                     2007          2006         2005        2007        2006        2005
                                                  ----------    ----------    --------    --------    --------    --------
INVESTMENT INCOME:
  Dividends....................................   $   19,958    $   20,691    $ 15,201    $ 59,680    $ 55,781    $ 67,592
                                                  ----------    ----------    --------    --------    --------    --------
EXPENSES:
  Mortality and expense risk charges...........       25,073        16,373      12,344      39,509      38,182      40,721
  Administrative charges.......................           --            --          --          --          --          --
                                                  ----------    ----------    --------    --------    --------    --------
     Total expenses............................       25,073        16,373      12,344      39,509      38,182      40,721
                                                  ----------    ----------    --------    --------    --------    --------
  Net investment income (loss).................       (5,115)        4,318       2,857      20,171      17,599      26,871
                                                  ----------    ----------    --------    --------    --------    --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions..................      788,333       325,769          --     234,677          --          --
  Realized gains (losses) on sale of
     investments...............................      552,464       448,281     278,686     134,824      38,676     (45,726)
                                                  ----------    ----------    --------    --------    --------    --------
  Net realized gains (losses)..................    1,340,797       774,050     278,686     369,501      38,676     (45,726)
                                                  ----------    ----------    --------    --------    --------    --------
  Change in unrealized gains (losses) on
     investments...............................      167,768       323,029     365,666     170,443     605,899     409,281
                                                  ----------    ----------    --------    --------    --------    --------
  Net realized and unrealized gains (losses) on
     investments...............................    1,508,565     1,097,079     644,352     539,944     644,575     363,555
                                                  ----------    ----------    --------    --------    --------    --------
  Net increase (decrease) in net assets
     resulting from operations.................   $1,503,450    $1,101,397    $647,209    $560,115    $662,174    $390,426
                                                  ==========    ==========    ========    ========    ========    ========




   (a) For the period May 1, 2005 to December 31, 2005.



   The accompanying notes are an integral part of these financial statements.

                   RUSSELL                              RUSSELL                              RUSSELL
                  CORE BOND                        AGGRESSIVE EQUITY                          NON-US
                  DIVISION                             DIVISION                              DIVISION
      --------------------------------    ----------------------------------    ---------------------------------
        2007        2006        2005         2007        2006         2005         2007        2006        2005
      --------    --------    --------    ---------    --------    ---------    ---------    --------    --------

      $103,955    $ 87,830    $ 95,711    $  10,630    $  5,373    $  74,565    $  68,465    $ 60,506    $ 37,356
      --------    --------    --------    ---------    --------    ---------    ---------    --------    --------

        13,193      12,721      15,020       19,267      18,817       18,443       17,685      16,305      15,113
            --          --          --           --          --           --           --          --          --
      --------    --------    --------    ---------    --------    ---------    ---------    --------    --------
        13,193      12,721      15,020       19,267      18,817       18,443       17,685      16,305      15,113
      --------    --------    --------    ---------    --------    ---------    ---------    --------    --------
        90,762      75,109      80,691       (8,637)    (13,444)      56,122       50,780      44,201      22,243
      --------    --------    --------    ---------    --------    ---------    ---------    --------    --------

            --          --       8,588      365,519     370,848      186,157      500,025      52,392          --
        12,067       3,580      20,734       78,890      72,898      103,879      142,105      87,135      25,229
      --------    --------    --------    ---------    --------    ---------    ---------    --------    --------
        12,067       3,580      29,322      444,409     443,746      290,036      642,130     139,527      25,229
      --------    --------    --------    ---------    --------    ---------    ---------    --------    --------
        24,700     (20,836)    (80,212)    (347,648)    (60,534)    (206,066)    (446,378)    334,483     222,527
      --------    --------    --------    ---------    --------    ---------    ---------    --------    --------
        36,767     (17,256)    (50,890)      96,761     383,212       83,970      195,752     474,010     247,756
      --------    --------    --------    ---------    --------    ---------    ---------    --------    --------
      $127,529    $ 57,853    $ 29,801    $  88,124    $369,768    $ 140,092    $ 246,532    $518,211    $269,999
      ========    ========    ========    =========    ========    =========    =========    ========    ========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                     STATEMENTS OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                             J.P. MORGAN                            J.P. MORGAN
                                                                 BOND                              SMALL COMPANY
                                                               DIVISION                              DIVISION
                                                  ---------------------------------    ------------------------------------
                                                     2007        2006        2005         2007         2006         2005
                                                  ---------    --------    --------    ----------    --------    ----------
INVESTMENT INCOME:
  Dividends....................................   $ 251,810    $144,473    $109,098    $      609    $     --    $       --
                                                  ---------    --------    --------    ----------    --------    ----------
EXPENSES:
  Mortality and expense risk charges...........      19,889      20,666      17,244        28,938      30,189        28,741
  Administrative charges.......................          --          --          --            --          --            --
                                                  ---------    --------    --------    ----------    --------    ----------
     Total expenses............................      19,889      20,666      17,244        28,938      30,189        28,741
                                                  ---------    --------    --------    ----------    --------    ----------
  Net investment income (loss).................     231,921     123,807      91,854       (28,329)    (30,189)      (28,741)
                                                  ---------    --------    --------    ----------    --------    ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions..................          --       6,146      55,106       327,120     195,616       786,413
  Realized gains (losses) on sale of
     investments...............................     (34,962)    (21,650)        (34)      676,197     465,679       343,914
                                                  ---------    --------    --------    ----------    --------    ----------
  Net realized gains (losses)..................     (34,962)    (15,504)     55,072     1,003,317     661,295     1,130,327
                                                  ---------    --------    --------    ----------    --------    ----------
  Change in unrealized gains (losses) on
     investments...............................    (168,773)     18,741     (76,466)     (999,932)    319,395      (937,478)
                                                  ---------    --------    --------    ----------    --------    ----------
  Net realized and unrealized gains (losses) on
     investments...............................    (203,735)      3,237     (21,394)        3,385     980,690       192,849
                                                  ---------    --------    --------    ----------    --------    ----------
  Net increase (decrease) in net assets
     resulting from operations.................   $  28,186    $127,044    $ 70,460    $  (24,944)   $950,501    $  164,108
                                                  =========    ========    ========    ==========    ========    ==========




   (a) For the period May 1, 2005 to December 31, 2005.



   The accompanying notes are an integral part of these financial statements.

                    MSF FI                         MSF T. ROWE PRICE                    MSF T. ROWE PRICE
            MID CAP OPPORTUNITIES                   SMALL CAP GROWTH                     LARGE CAP GROWTH
                   DIVISION                             DIVISION                             DIVISION
      ---------------------------------    ---------------------------------    ---------------------------------
         2007        2006        2005        2007         2006        2005         2007        2006        2005
      ---------    --------    --------    --------    ---------    --------    ---------    --------    --------

      $   5,569    $    146    $     --    $     --    $      --    $     --    $  18,685    $ 10,752    $ 26,184
      ---------    --------    --------    --------    ---------    --------    ---------    --------    --------

         17,994      15,282      15,995      39,227       38,569      35,995       19,415      16,850      28,170
             --          --          --          --           --          --           --          --          --
      ---------    --------    --------    --------    ---------    --------    ---------    --------    --------
         17,994      15,282      15,995      39,227       38,569      35,995       19,415      16,850      28,170
      ---------    --------    --------    --------    ---------    --------    ---------    --------    --------
        (12,425)    (15,136)    (15,995)    (39,227)     (38,569)    (35,995)        (730)     (6,098)     (1,986)
      ---------    --------    --------    --------    ---------    --------    ---------    --------    --------

             --          --          --          --           --          --       37,111          --          --
        592,579      13,540     (58,481)    580,431      360,971     354,479      953,085     464,824     281,004
      ---------    --------    --------    --------    ---------    --------    ---------    --------    --------
        592,579      13,540     (58,481)    580,431      360,971     354,479      990,196     464,824     281,004
      ---------    --------    --------    --------    ---------    --------    ---------    --------    --------
       (225,747)    396,699     244,972     (18,766)    (117,554)    285,418     (687,853)     (7,786)    (22,927)
      ---------    --------    --------    --------    ---------    --------    ---------    --------    --------
        366,832     410,239     186,491     561,665      243,417     639,897      302,343     457,038     258,077
      ---------    --------    --------    --------    ---------    --------    ---------    --------    --------
      $ 354,407    $395,103    $170,496    $522,438    $ 204,848    $603,902    $ 301,613    $450,940    $256,091
      =========    ========    ========    ========    =========    ========    =========    ========    ========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                     STATEMENTS OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                          MSF NEUBERGER BERMAN                        MSF FI
                                                             MID CAP VALUE                     INTERNATIONAL STOCK
                                                                DIVISION                             DIVISION
                                                   ---------------------------------    ---------------------------------
                                                      2007        2006        2005         2007        2006        2005
                                                   ---------    --------    --------    ---------    --------    --------
INVESTMENT INCOME:
  Dividends.....................................   $  19,843    $ 15,488    $  7,211    $  47,701    $ 67,178    $ 17,879
                                                   ---------    --------    --------    ---------    --------    --------
EXPENSES:
  Mortality and expense risk charges............      22,440      19,677      16,052       23,418      23,320      15,379
  Administrative charges........................          --          --          --           --          --          --
                                                   ---------    --------    --------    ---------    --------    --------
     Total expenses.............................      22,440      19,677      16,052       23,418      23,320      15,379
                                                   ---------    --------    --------    ---------    --------    --------
  Net investment income (loss)..................      (2,597)     (4,189)     (8,841)      24,283      43,858       2,500
                                                   ---------    --------    --------    ---------    --------    --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions...................     106,797     279,776     207,106      231,730          --          --
  Realized gains (losses) on sale of
     investments................................     109,236     165,337     157,475      316,487     563,898     155,229
                                                   ---------    --------    --------    ---------    --------    --------
  Net realized gains (losses)...................     216,033     445,113     364,581      548,217     563,898     155,229
                                                   ---------    --------    --------    ---------    --------    --------
  Change in unrealized gains (losses) on
     investments................................    (152,816)    (81,503)    (38,305)    (156,181)    (21,804)    370,431
                                                   ---------    --------    --------    ---------    --------    --------
  Net realized and unrealized gains (losses) on
     investments................................      63,217     363,610     326,276      392,036     542,094     525,660
                                                   ---------    --------    --------    ---------    --------    --------
  Net increase (decrease) in net assets
     resulting from operations..................   $  60,620    $359,421    $317,435    $ 416,319    $585,952    $528,160
                                                   =========    ========    ========    =========    ========    ========




   (a) For the period May 1, 2005 to December 31, 2005.



   The accompanying notes are an integral part of these financial statements.

                    MSF MORGAN                                MSF METLIFE                            MSF METLIFE
                STANLEY EAFE INDEX                            STOCK INDEX                        MID CAP STOCK INDEX
                     DIVISION                                  DIVISION                                DIVISION
      -------------------------------------    ----------------------------------------    -------------------------------
         2007         2006          2005           2007           2006          2005         2007        2006        2005
      ---------    ----------    ----------    -----------    -----------    ----------    --------    --------    -------

      $ 218,054    $  176,831    $  143,940    $   903,433    $ 1,608,446    $1,322,184    $  9,559    $ 10,134    $ 5,611
      ---------    ----------    ----------    -----------    -----------    ----------    --------    --------    -------

         68,547        57,754        49,688        575,976        541,266       544,842       5,209       3,596      3,035
             --            --            --             --             --            --          --          --         --
      ---------    ----------    ----------    -----------    -----------    ----------    --------    --------    -------
         68,547        57,754        49,688        575,976        541,266       544,842       5,209       3,596      3,035
      ---------    ----------    ----------    -----------    -----------    ----------    --------    --------    -------
        149,507       119,077        94,252        327,457      1,067,180       777,342       4,350       6,538      2,576
      ---------    ----------    ----------    -----------    -----------    ----------    --------    --------    -------

        116,295            --            --      1,756,163      2,744,774            --      51,221      57,514     41,092
        858,464     1,310,370       491,209      4,153,707      3,784,178     2,932,902      69,072      48,683     35,902
      ---------    ----------    ----------    -----------    -----------    ----------    --------    --------    -------
        974,759     1,310,370       491,209      5,909,870      6,528,952     2,932,902     120,293     106,197     76,994
      ---------    ----------    ----------    -----------    -----------    ----------    --------    --------    -------
       (133,006)      624,769       445,022     (2,348,289)     3,685,325      (604,531)    (51,465)    (33,216)    10,095
      ---------    ----------    ----------    -----------    -----------    ----------    --------    --------    -------
        841,753     1,935,139       936,231      3,561,581     10,214,277     2,328,371      68,828      72,981     87,089
      ---------    ----------    ----------    -----------    -----------    ----------    --------    --------    -------
      $ 991,260    $2,054,216    $1,030,483    $ 3,889,038    $11,281,457    $3,105,713    $ 73,178    $ 79,519    $89,665
      =========    ==========    ==========    ===========    ===========    ==========    ========    ========    =======






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                     STATEMENTS OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                          MSF BLACKROCK LARGE                       MSF BLACKROCK
                                                               CAP VALUE                             DIVERSIFIED
                                                                DIVISION                               DIVISION
                                                 -------------------------------------    ---------------------------------
                                                     2007          2006         2005         2007        2006        2005
                                                 -----------    ----------    --------    ---------    --------    --------
INVESTMENT INCOME:
  Dividends...................................   $    96,643    $  105,689    $ 79,968    $ 259,243    $246,761    $164,006
                                                 -----------    ----------    --------    ---------    --------    --------
EXPENSES:
  Mortality and expense risk charges..........        66,150        60,374      60,939       68,709      67,467      70,126
  Administrative charges......................            --            --          --           --          --          --
                                                 -----------    ----------    --------    ---------    --------    --------
     Total expenses...........................        66,150        60,374      60,939       68,709      67,467      70,126
                                                 -----------    ----------    --------    ---------    --------    --------
  Net investment income (loss)................        30,493        45,315      19,029      190,534     179,294      93,880
                                                 -----------    ----------    --------    ---------    --------    --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions.................       367,515       517,755      86,120           --          --          --
  Realized gains (losses) on sale of
     investments..............................     1,921,910       833,805     360,163      518,700     413,901     168,515
                                                 -----------    ----------    --------    ---------    --------    --------
  Net realized gains (losses).................     2,289,425     1,351,560     446,283      518,700     413,901     168,515
                                                 -----------    ----------    --------    ---------    --------    --------
  Change in unrealized gains (losses) on
     investments..............................    (2,254,387)       39,492     (36,838)    (184,991)    342,183     (24,132)
                                                 -----------    ----------    --------    ---------    --------    --------
  Net realized and unrealized gains (losses)
     on investments...........................        35,038     1,391,052     409,445      333,709     756,084     144,383
                                                 -----------    ----------    --------    ---------    --------    --------
  Net increase (decrease) in net assets
     resulting from operations................   $    65,531    $1,436,367    $428,474    $ 524,243    $935,378    $238,263
                                                 ===========    ==========    ========    =========    ========    ========




   (a) For the period May 1, 2005 to December 31, 2005.



   The accompanying notes are an integral part of these financial statements.

       MSF LEHMAN BROTHERS                        MSF BLACKROCK                             MSF RUSSELL
       AGGREGATE BOND INDEX                      STRATEGIC VALUE                            2000 INDEX
             DIVISION                                DIVISION                                DIVISION
---------------------------------    ---------------------------------------    ----------------------------------
  2007        2006         2005          2007          2006          2005          2007        2006         2005
--------    --------    ---------    -----------    ----------    ----------    ---------    --------    ---------

$630,753    $570,221    $ 534,828    $    38,793    $   36,177    $       --    $  42,935    $ 34,202    $  28,544
--------    --------    ---------    -----------    ----------    ----------    ---------    --------    ---------

  89,354      86,995       92,083         83,216        77,914        69,686       24,201      21,284       17,666
      --          --           --             --            --            --           --          --           --
--------    --------    ---------    -----------    ----------    ----------    ---------    --------    ---------
  89,354      86,995       92,083         83,216        77,914        69,686       24,201      21,284       17,666
--------    --------    ---------    -----------    ----------    ----------    ---------    --------    ---------
 541,399     483,226      442,745        (44,423)      (41,737)      (69,686)      18,734      12,918       10,878
--------    --------    ---------    -----------    ----------    ----------    ---------    --------    ---------

      --          --           --      1,489,931     2,139,143       690,365      351,365     158,351      139,757
  32,060     (45,452)       9,237        546,548       618,591       486,866      118,422     116,323      229,319
--------    --------    ---------    -----------    ----------    ----------    ---------    --------    ---------
  32,060     (45,452)       9,237      2,036,479     2,757,734     1,177,231      469,787     274,674      369,076
--------    --------    ---------    -----------    ----------    ----------    ---------    --------    ---------
 337,511     (11,003)    (265,050)    (2,628,503)     (927,574)     (702,631)    (592,035)    389,864     (207,834)
--------    --------    ---------    -----------    ----------    ----------    ---------    --------    ---------
 369,571     (56,455)    (255,813)      (592,024)    1,830,160       474,600     (122,248)    664,538      161,242
--------    --------    ---------    -----------    ----------    ----------    ---------    --------    ---------
$910,970    $426,771    $ 186,932    $  (636,447)   $1,788,423    $  404,914    $(103,514)   $677,456    $ 172,120
========    ========    =========    ===========    ==========    ==========    =========    ========    =========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                     STATEMENTS OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                           MSF HARRIS OAKMARK                  MSF BLACKROCK LEGACY
                                                             LARGE CAP VALUE                     LARGE CAP GROWTH
                                                                DIVISION                             DIVISION
                                                   ----------------------------------    --------------------------------
                                                      2007        2006         2005        2007        2006        2005
                                                   ---------    --------    ---------    --------    --------    --------
INVESTMENT INCOME:
  Dividends.....................................   $  34,971    $ 32,392    $  25,528    $  5,355    $  2,870    $  9,809
                                                   ---------    --------    ---------    --------    --------    --------
EXPENSES:
  Mortality and expense risk charges............      24,160      22,827       19,962      14,246      12,603      11,963
  Administrative charges........................          --          --           --          --          --          --
                                                   ---------    --------    ---------    --------    --------    --------
     Total expenses.............................      24,160      22,827       19,962      14,246      12,603      11,963
                                                   ---------    --------    ---------    --------    --------    --------
  Net investment income (loss)..................      10,811       9,565        5,566      (8,891)     (9,733)     (2,154)
                                                   ---------    --------    ---------    --------    --------    --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions...................     122,253          --           --          --          --          --
  Realized gains (losses) on sale of
     investments................................     225,414     188,716      122,491     228,552      85,783      82,680
                                                   ---------    --------    ---------    --------    --------    --------
  Net realized gains (losses)...................     347,667     188,716      122,491     228,552      85,783      82,680
                                                   ---------    --------    ---------    --------    --------    --------
  Change in unrealized gains (losses) on
     investments................................    (523,098)    495,868     (189,982)    231,374      16,557      76,807
                                                   ---------    --------    ---------    --------    --------    --------
  Net realized and unrealized gains (losses) on
     investments................................    (175,431)    684,584      (67,491)    459,926     102,340     159,487
                                                   ---------    --------    ---------    --------    --------    --------
  Net increase (decrease) in net assets
     resulting from operations..................   $(164,620)   $694,149    $ (61,925)   $451,035    $ 92,607    $157,333
                                                   =========    ========    =========    ========    ========    ========




   (a) For the period May 1, 2005 to December 31, 2005.



   The accompanying notes are an integral part of these financial statements.

          MSF HARRIS OAKMARK                           MSF DAVIS                           MSF BLACKROCK
             FOCUSED VALUE                           VENTURE VALUE                         MONEY MARKET
               DIVISION                                 DIVISION                             DIVISION
--------------------------------------    -----------------------------------    --------------------------------
    2007          2006          2005         2007         2006         2005        2007        2006        2005
-----------    ----------    ---------    ---------    ----------    --------    --------    --------    --------

$    38,635    $   19,479    $   2,975    $  69,465    $   85,332    $ 26,751    $811,494    $788,008    $580,548
-----------    ----------    ---------    ---------    ----------    --------    --------    --------    --------

     36,877        37,310       37,313       50,799        44,856      19,511      96,460      88,711     112,828
         --            --           --           --            --          --          --          --          --
-----------    ----------    ---------    ---------    ----------    --------    --------    --------    --------
     36,877        37,310       37,313       50,799        44,856      19,511      96,460      88,711     112,828
-----------    ----------    ---------    ---------    ----------    --------    --------    --------    --------
      1,758       (17,831)     (34,338)      18,666        40,476       7,240     715,034     699,297     467,720
-----------    ----------    ---------    ---------    ----------    --------    --------    --------    --------

    851,905       601,024       71,480           --            --          --          --          --          --
    111,867       412,354      672,476      665,607       743,693     223,191          --          --          --
-----------    ----------    ---------    ---------    ----------    --------    --------    --------    --------
    963,772     1,013,378      743,956      665,607       743,693     223,191          --          --          --
-----------    ----------    ---------    ---------    ----------    --------    --------    --------    --------
 (1,393,084)     (246,155)    (142,831)    (302,764)      298,057     241,761          --          --          --
-----------    ----------    ---------    ---------    ----------    --------    --------    --------    --------
   (429,312)      767,223      601,125      362,843     1,041,750     464,952          --          --          --
-----------    ----------    ---------    ---------    ----------    --------    --------    --------    --------
$  (427,554)   $  749,392    $ 566,787    $ 381,509    $1,082,226    $472,192    $715,034    $699,297    $467,720
===========    ==========    =========    =========    ==========    ========    ========    ========    ========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                     STATEMENTS OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                                                                  MSF BLACKROCK
                                                            MSF BLACKROCK                          AGGRESSIVE
                                                             BOND INCOME                             GROWTH
                                                              DIVISION                              DIVISION
                                                  --------------------------------    ------------------------------------
                                                    2007        2006        2005         2007          2006         2005
                                                  --------    --------    --------    ----------    ---------    ---------
INVESTMENT INCOME:
  Dividends....................................   $ 76,540    $126,848    $ 80,448    $       --    $      --    $      --
                                                  --------    --------    --------    ----------    ---------    ---------
EXPENSES:
  Mortality and expense risk charges...........     12,488      11,569       9,659        39,146       38,434       41,673
  Administrative charges.......................         --          --          --            --           --           --
                                                  --------    --------    --------    ----------    ---------    ---------
     Total expenses............................     12,488      11,569       9,659        39,146       38,434       41,673
                                                  --------    --------    --------    ----------    ---------    ---------
  Net investment income (loss).................     64,052     115,279      70,789       (39,146)     (38,434)     (41,673)
                                                  --------    --------    --------    ----------    ---------    ---------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions..................         --       2,170      23,243            --           --           --
  Realized gains (losses) on sale of
     investments...............................     (8,755)    (25,544)    (31,299)      392,239      591,190      756,356
                                                  --------    --------    --------    ----------    ---------    ---------
  Net realized gains (losses)..................     (8,755)    (23,374)     (8,056)      392,239      591,190      756,356
                                                  --------    --------    --------    ----------    ---------    ---------
  Change in unrealized gains (losses) on
     investments...............................     83,441      (2,113)    (21,556)      619,985     (272,451)    (176,968)
                                                  --------    --------    --------    ----------    ---------    ---------
  Net realized and unrealized gains (losses) on
     investments...............................     74,686     (25,487)    (29,612)    1,012,224      318,739      579,388
                                                  --------    --------    --------    ----------    ---------    ---------
  Net increase (decrease) in net assets
     resulting from operations.................   $138,738    $ 89,792    $ 41,177    $  973,078    $ 280,305    $ 537,715
                                                  ========    ========    ========    ==========    =========    =========




   (a) For the period May 1, 2005 to December 31, 2005.



   The accompanying notes are an integral part of these financial statements.

                                          MSF WESTERN ASSET               MSF METLIFE
               MSF                            MANAGEMENT                  CONSERVATIVE
         MFS TOTAL RETURN                  U.S. GOVERNMENT                 ALLOCATION
             DIVISION                          DIVISION                     DIVISION
---------------------------------    ---------------------------    -----------------------
   2007        2006        2005        2007      2006      2005     2007    2006    2005(A)
---------    --------    --------    -------    ------    ------    ----    ----    -------

$ 113,769    $170,385    $ 79,643    $ 5,876    $6,460    $1,276    $ --    $301      $ 29
---------    --------    --------    -------    ------    ------    ----    ----      ----

   32,721      30,932      30,063      1,421     1,039       652      --      --        --
       --          --          --         --        --        --      --      --        --
---------    --------    --------    -------    ------    ------    ----    ----      ----
   32,721      30,932      30,063      1,421     1,039       652      --      --        --
---------    --------    --------    -------    ------    ------    ----    ----      ----
   81,048     139,453      49,580      4,455     5,421       624      --     301        29
---------    --------    --------    -------    ------    ------    ----    ----      ----

  172,131     106,592      50,502         --        --     1,741       6     115         8
  200,426      58,870      62,123     24,005      (756)     (275)    162      17        59
---------    --------    --------    -------    ------    ------    ----    ----      ----
  372,557     165,462     112,625     24,005      (756)    1,466     168     132        67
---------    --------    --------    -------    ------    ------    ----    ----      ----
 (267,990)    200,714     (49,957)     4,605     2,043      (564)    361     142        57
---------    --------    --------    -------    ------    ------    ----    ----      ----
  104,567     366,176      62,668     28,610     1,287       902     529     274       124
---------    --------    --------    -------    ------    ------    ----    ----      ----
$ 185,615    $505,629    $112,248    $33,065    $6,708    $1,526    $529    $575      $153
=========    ========    ========    =======    ======    ======    ====    ====      ====






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                     STATEMENTS OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                      MSF METLIFE CONSERVATIVE TO               MSF METLIFE
                                                          MODERATE ALLOCATION               MODERATE ALLOCATION
                                                                DIVISION                         DIVISION
                                                      ---------------------------     ------------------------------
                                                       2007      2006     2005(A)      2007        2006      2005(A)
                                                      -----     -----     -------     ------     -------     -------
INVESTMENT INCOME:
  Dividends........................................   $  --     $ 135       $--       $  380     $ 1,352       $ 64
                                                      -----     -----       ---       ------     -------       ----
EXPENSES:
  Mortality and expense risk charges...............      --        --        --           --          --         --
  Administrative charges...........................      --        --        --           --          --         --
                                                      -----     -----       ---       ------     -------       ----
     Total expenses................................      --        --        --           --          --         --
                                                      -----     -----       ---       ------     -------       ----
  Net investment income (loss).....................      --       135        --          380       1,352         64
                                                      -----     -----       ---       ------     -------       ----
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions......................       1        92        --          263       1,892          1
  Realized gains (losses) on sale of investments...      19      (131)       --        3,542          97         85
                                                      -----     -----       ---       ------     -------       ----
  Net realized gains (losses)......................      20       (39)       --        3,805       1,989         86
                                                      -----     -----       ---       ------     -------       ----
  Change in unrealized gains (losses) on
     investments...................................      (2)        2         3        3,958      12,149        130
                                                      -----     -----       ---       ------     -------       ----
  Net realized and unrealized gains (losses) on
     investments...................................      18       (37)        3        7,763      14,138        216
                                                      -----     -----       ---       ------     -------       ----
  Net increase (decrease) in net assets resulting
     from operations...............................     $18     $  98       $ 3       $8,143     $15,490       $280
                                                      =====     =====       ===       ======     =======       ====




   (a) For the period May 1, 2005 to December 31, 2005.



   The accompanying notes are an integral part of these financial statements.

   MSF METLIFE MODERATE TO                MSF METLIFE                MIST LEGG MASON PARTNERS
    AGGRESSIVE ALLOCATION            AGGRESSIVE ALLOCATION               AGGRESSIVE GROWTH
           DIVISION                        DIVISION                          DIVISION
-----------------------------    ----------------------------    --------------------------------
  2007       2006     2005(A)      2007      2006     2005(A)      2007         2006        2005
-------    -------    -------    -------    ------    -------    --------    ---------    -------

$   824    $ 1,523      $146     $   163    $  149      $  8     $  1,743    $      --    $    --
-------    -------      ----     -------    ------      ----     --------    ---------    -------

     --         --        --          --        --        --        3,776        5,888      1,827
     --         --        --          --        --        --           --           --         --
-------    -------      ----     -------    ------      ----     --------    ---------    -------
     --         --        --          --        --        --        3,776        5,888      1,827
-------    -------      ----     -------    ------      ----     --------    ---------    -------
    824      1,523       146         163       149         8       (2,033)      (5,888)    (1,827)
-------    -------      ----     -------    ------      ----     --------    ---------    -------

    471      3,878         3         104       628         5       70,981       79,770        438
  6,531        834        28       5,185       183        --      (51,258)     (42,062)    23,898
-------    -------      ----     -------    ------      ----     --------    ---------    -------
  7,002      4,712        31       5,289       811         5       19,723       37,708     24,336
-------    -------      ----     -------    ------      ----     --------    ---------    -------
  4,482     20,906         1      (4,758)    3,243       (14)       7,742     (119,887)    24,658
-------    -------      ----     -------    ------      ----     --------    ---------    -------
 11,484     25,618        32         531     4,054        (9)      27,465      (82,179)    48,994
-------    -------      ----     -------    ------      ----     --------    ---------    -------
$12,308    $27,141      $178     $   694    $4,203      $ (1)    $ 25,432    $ (88,067)   $47,167
=======    =======      ====     =======    ======      ====     ========    =========    =======






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                     STATEMENTS OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                                  MIST                               MIST
                                                             RCM TECHNOLOGY                   PIMCO TOTAL RETURN
                                                                DIVISION                           DIVISION
                                                    -------------------------------    --------------------------------
                                                      2007        2006        2005       2007        2006        2005
                                                    --------    --------    -------    --------    --------    --------
INVESTMENT INCOME:
  Dividends......................................   $     --    $     --    $    --    $390,911    $227,321    $  4,273
                                                    --------    --------    -------    --------    --------    --------
EXPENSES:
  Mortality and expense risk charges.............      2,234       1,705      1,865      43,749      35,240      28,318
  Administrative charges.........................         --          --         --          --          --          --
                                                    --------    --------    -------    --------    --------    --------
     Total expenses..............................      2,234       1,705      1,865      43,749      35,240      28,318
                                                    --------    --------    -------    --------    --------    --------
  Net investment income (loss)...................     (2,234)     (1,705)    (1,865)    347,162     192,081     (24,045)
                                                    --------    --------    -------    --------    --------    --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions....................     13,627          --      3,570          --       3,356      50,629
  Realized gains (losses) on sale of
     investments.................................    119,477      48,944     (4,527)    (47,128)    (38,311)    (14,099)
                                                    --------    --------    -------    --------    --------    --------
  Net realized gains (losses)....................    133,104      48,944       (957)    (47,128)    (34,955)     36,530
                                                    --------    --------    -------    --------    --------    --------
  Change in unrealized gains (losses) on
     investments.................................      9,799     (22,876)    58,921     310,693     257,811     139,888
                                                    --------    --------    -------    --------    --------    --------
  Net realized and unrealized gains (losses) on
     investments.................................    142,903      26,068     57,964     263,565     222,856     176,418
                                                    --------    --------    -------    --------    --------    --------
  Net increase (decrease) in net assets resulting
     from operations.............................   $140,669    $ 24,363    $56,099    $610,727    $414,937    $152,373
                                                    ========    ========    =======    ========    ========    ========




   (a) For the period May 1, 2005 to December 31, 2005.



   The accompanying notes are an integral part of these financial statements.

              MIST T. ROWE PRICE                     MIST MET/AIM                        MIST LAZARD
                MID-CAP GROWTH                     SMALL CAP GROWTH                        MID-CAP
                   DIVISION                            DIVISION                           DIVISION
      ---------------------------------    -------------------------------    --------------------------------
        2007         2006        2005        2007        2006        2005        2007        2006       2005
      --------    ---------    --------    --------    --------    -------    ---------    -------    --------

      $  6,953    $      --    $     --    $     --    $     --    $    --    $   6,724    $ 2,137    $  1,291
      --------    ---------    --------    --------    --------    -------    ---------    -------    --------

        15,719       19,736      11,912       6,336       5,407      4,711        3,495      1,621       1,350
            --           --          --          --          --         --           --         --          --
      --------    ---------    --------    --------    --------    -------    ---------    -------    --------
        15,719       19,736      11,912       6,336       5,407      4,711        3,495      1,621       1,350
      --------    ---------    --------    --------    --------    -------    ---------    -------    --------
        (8,766)     (19,736)    (11,912)     (6,336)     (5,407)    (4,711)       3,229        516         (59)
      --------    ---------    --------    --------    --------    -------    ---------    -------    --------

       132,601      148,987      51,812      17,518     140,183     19,749       92,158     46,949      38,977
       108,081      291,966     106,088      24,370      25,264      5,994       (9,795)     2,085      29,412
      --------    ---------    --------    --------    --------    -------    ---------    -------    --------
       240,682      440,953     157,900      41,888     165,447     25,743       82,363     49,034      68,389
      --------    ---------    --------    --------    --------    -------    ---------    -------    --------
       224,676     (342,560)    116,218      85,536     (32,890)    48,578     (108,193)    16,618     (41,895)
      --------    ---------    --------    --------    --------    -------    ---------    -------    --------
       465,358       98,393     274,118     127,424     132,557     74,321      (25,830)    65,652      26,494
      --------    ---------    --------    --------    --------    -------    ---------    -------    --------
      $456,592    $  78,657    $262,206    $121,088    $127,150    $69,610    $ (22,601)   $66,168    $ 26,435
      ========    =========    ========    ========    ========    =======    =========    =======    ========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                     STATEMENTS OF OPERATIONS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                              MIST HARRIS                             MIST LORD
                                                         OAKMARK INTERNATIONAL                 ABBETT GROWTH AND INCOME
                                                                DIVISION                               DIVISION
                                                 -------------------------------------    ---------------------------------
                                                     2007          2006         2005         2007        2006        2005
                                                 -----------    ----------    --------    ---------    --------    --------
INVESTMENT INCOME:
  Dividends...................................   $   119,982    $  160,738    $  5,856    $  26,713    $ 48,597    $ 28,824
                                                 -----------    ----------    --------    ---------    --------    --------
EXPENSES:
  Mortality and expense risk charges..........        56,393        38,176      22,067       13,988      15,369      16,140
  Administrative charges......................            --            --          --           --          --          --
                                                 -----------    ----------    --------    ---------    --------    --------
     Total expenses...........................        56,393        38,176      22,067       13,988      15,369      16,140
                                                 -----------    ----------    --------    ---------    --------    --------
  Net investment income (loss)................        63,589       122,562     (16,211)      12,725      33,228      12,684
                                                 -----------    ----------    --------    ---------    --------    --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions.................     1,029,494       401,249      61,023      115,565     213,736      51,069
  Realized gains (losses) on sale of
     investments..............................       897,659       469,518     102,367      162,463      94,645      71,034
                                                 -----------    ----------    --------    ---------    --------    --------
  Net realized gains (losses).................     1,927,153       870,767     163,390      278,028     308,381     122,103
                                                 -----------    ----------    --------    ---------    --------    --------
  Change in unrealized gains (losses) on
     investments..............................    (1,977,133)    1,040,476     374,891     (199,171)     83,506     (59,691)
                                                 -----------    ----------    --------    ---------    --------    --------
  Net realized and unrealized gains (losses)
     on investments...........................       (49,980)    1,911,243     538,281       78,857     391,887      62,412
                                                 -----------    ----------    --------    ---------    --------    --------
  Net increase (decrease) in net assets
     resulting from operations................   $    13,609    $2,033,805    $522,070    $  91,582    $425,115    $ 75,096
                                                 ===========    ==========    ========    =========    ========    ========




   (a) For the period May 1, 2005 to December 31, 2005.



   The accompanying notes are an integral part of these financial statements.

               MIST LORD ABBETT                          MIST MFS                          MIST NEUBERGER
                 MID-CAP VALUE                    RESEARCH INTERNATIONAL                 BERMAN REAL ESTATE
                   DIVISION                              DIVISION                             DIVISION
      ----------------------------------    ---------------------------------    ---------------------------------
         2007         2006        2005         2007        2006        2005         2007        2006        2005
      ---------    ---------    --------    ---------    --------    --------    ---------    --------    --------

      $  30,792    $  23,945    $ 30,713    $  51,845    $ 59,399    $ 17,539    $  31,677    $ 20,811    $     --
      ---------    ---------    --------    ---------    --------    --------    ---------    --------    --------

         18,770       20,682      37,167       20,955      19,328      19,078       11,074       6,818       3,715
             --           --          --           --          --          --           --          --          --
      ---------    ---------    --------    ---------    --------    --------    ---------    --------    --------
         18,770       20,682      37,167       20,955      19,328      19,078       11,074       6,818       3,715
      ---------    ---------    --------    ---------    --------    --------    ---------    --------    --------
         12,022        3,263      (6,454)      30,890      40,071      (1,539)      20,603      13,993      (3,715)
      ---------    ---------    --------    ---------    --------    --------    ---------    --------    --------

        435,106      298,073     190,959      505,127     233,521     149,886      253,834      98,859       1,811
        118,229      482,362     150,874      245,222     348,045     145,205      248,866     123,403      20,666
      ---------    ---------    --------    ---------    --------    --------    ---------    --------    --------
        553,335      780,435     341,833      750,349     581,566     295,091      502,700     222,262      22,477
      ---------    ---------    --------    ---------    --------    --------    ---------    --------    --------
       (544,881)    (380,064)     57,145     (364,180)    143,517     201,096     (935,463)    348,153     157,099
      ---------    ---------    --------    ---------    --------    --------    ---------    --------    --------
          8,454      400,371     398,978      386,169     725,083     496,187     (432,763)    570,415     179,576
      ---------    ---------    --------    ---------    --------    --------    ---------    --------    --------
      $  20,476    $ 403,634    $392,524    $ 417,059    $765,154    $494,648    $(412,160)   $584,408    $175,861
      =========    =========    ========    =========    ========    ========    =========    ========    ========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                     STATEMENTS OF OPERATIONS -- (CONCLUDED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                               MIST LORD ABBETT                 MIST OPPENHEIMER
                                                                BOND DEBENTURE                CAPITAL APPRECIATION
                                                                   DIVISION                         DIVISION
                                                      ----------------------------------    -----------------------
                                                        2007        2006         2005       2007    2006    2005(A)
                                                      --------    --------    ----------    ----    ----    -------
INVESTMENT INCOME:
  Dividends........................................   $602,619    $618,328    $1,019,010    $  7    $  5      $--
                                                      --------    --------    ----------    ----    ----      ---
EXPENSES:
  Mortality and expense risk charges...............     69,010      62,736        57,335      --      --       --
  Administrative charges...........................         --          --            --      --      --       --
                                                      --------    --------    ----------    ----    ----      ---
     Total expenses................................     69,010      62,736        57,335      --      --       --
                                                      --------    --------    ----------    ----    ----      ---
  Net investment income (loss).....................    533,609     555,592       961,675       7       5       --
                                                      --------    --------    ----------    ----    ----      ---
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions......................     13,898          --            --     292      10       --
  Realized gains (losses) on sale of investments...     65,263         (41)     (968,045)    198      65        8
                                                      --------    --------    ----------    ----    ----      ---
  Net realized gains (losses)......................     79,161         (41)     (968,045)    490      75        8
                                                      --------    --------    ----------    ----    ----      ---
  Change in unrealized gains (losses) on
     investments...................................     25,466     272,472       131,919     149      33       (2)
                                                      --------    --------    ----------    ----    ----      ---
  Net realized and unrealized gains (losses) on
     investments...................................    104,627     272,431      (836,126)    639     108        6
                                                      --------    --------    ----------    ----    ----      ---
  Net increase (decrease) in net assets resulting
     from operations...............................   $638,236    $828,023    $  125,549    $646    $113      $ 6
                                                      ========    ========    ==========    ====    ====      ===




   (a) For the period May 1, 2005 to December 31, 2005.



   The accompanying notes are an integral part of these financial statements.

                   AMERICAN FUNDS                            AMERICAN FUNDS                            AMERICAN FUNDS
                       GROWTH                                 GROWTH-INCOME                      GLOBAL SMALL CAPITALIZATION
                      DIVISION                                  DIVISION                                  DIVISION
      ---------------------------------------    --------------------------------------    --------------------------------------
          2007          2006          2005          2007          2006          2005          2007          2006          2005
      -----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

      $   242,573    $  230,977    $  145,549    $  288,148    $  262,716    $  194,525    $  225,909    $   30,828    $   49,218
      -----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

          169,094       147,197       102,857       102,364        89,321        77,625        41,432        33,534        27,250
               --            --            --            --            --            --            --            --            --
      -----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
          169,094       147,197       102,857       102,364        89,321        77,625        41,432        33,534        27,250
      -----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
           73,479        83,780        42,692       185,784       173,395       116,900       184,477        (2,706)       21,968
      -----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

        2,289,978       173,890            --       606,614       379,196        67,109       567,019       344,527            --
        2,362,469     1,201,489       945,991       831,249       364,204       954,686     1,095,718       872,316       402,138
      -----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
        4,652,447     1,375,379       945,991     1,437,863       743,400     1,021,795     1,662,737     1,216,843       402,138
      -----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
       (1,060,086)      990,418     2,051,285      (833,407)    1,288,425      (305,127)     (560,063)       76,639       736,865
      -----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
        3,592,361     2,365,797     2,997,276       604,456     2,031,825       716,668     1,102,674     1,293,482     1,139,003
      -----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      $ 3,665,840    $2,449,577    $3,039,968    $  790,240    $2,205,220    $  833,568    $1,287,151    $1,290,776    $1,160,971
      ===========    ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                       STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                            FIDELITY VIP                                 FIDELITY VIP
                                                           EQUITY-INCOME                                    GROWTH
                                                              DIVISION                                     DIVISION
                                             -----------------------------------------    -----------------------------------------
                                                 2007           2006           2005           2007           2006           2005
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)............   $   332,459    $   763,833    $   230,334    $    35,180    $  (116,494)   $   (76,601)
  Net realized gains (losses).............     3,794,763      4,075,308      1,164,323        529,942       (614,843)    (1,480,056)
  Change in unrealized gains (losses) on
     investments..........................    (3,464,208)       523,074        (29,623)     8,120,969      2,846,486      3,284,202
                                             -----------    -----------    -----------    -----------    -----------    -----------
     Net increase (decrease) in net assets
       resulting from operations..........       663,014      5,362,215      1,365,034      8,686,091      2,115,149      1,727,545
                                             -----------    -----------    -----------    -----------    -----------    -----------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners...............................     2,146,361      2,243,641      2,436,373      3,468,124      3,756,626      4,394,250
  Net transfers (including fixed
     account).............................    (4,448,937)     1,984,500       (299,373)     4,251,459     (1,644,431)    (3,518,242)
  Policy charges..........................    (1,617,300)    (1,575,784)      (570,062)    (2,482,076)    (2,514,139)      (954,862)
  Transfers for policy benefits and
     terminations.........................    (1,660,078)    (2,616,673)    (2,553,989)    (4,507,461)    (3,329,016)    (4,319,541)
                                             -----------    -----------    -----------    -----------    -----------    -----------
     Net increase (decrease) in net assets
       resulting from unit transactions...    (5,579,954)        35,684       (987,051)       730,046     (3,730,960)    (4,398,395)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets...    (4,916,940)     5,397,899        377,983      9,416,137     (1,615,811)    (2,670,850)
NET ASSETS:
  Beginning of period.....................    32,665,948     27,268,049     26,890,066     34,760,010     36,375,821     39,046,671
                                             -----------    -----------    -----------    -----------    -----------    -----------
  End of period...........................   $27,749,008    $32,665,948    $27,268,049    $44,176,147    $34,760,010    $36,375,821
                                             ===========    ===========    ===========    ===========    ===========    ===========




   (a) For the period May 1, 2005 to December 31, 2005.



   The accompanying notes are an integral part of these financial statements.

                     FIDELITY VIP                                 FIDELITY VIP                      VAN ECK WORLDWIDE
                       OVERSEAS                                     MID CAP                            HARD ASSETS
                       DIVISION                                     DIVISION                            DIVISION
      -----------------------------------------    -----------------------------------------    ------------------------
          2007           2006           2005           2007           2006           2005          2007          2006
      -----------    -----------    -----------    -----------    -----------    -----------    ----------    ----------


      $   435,032    $    22,063    $    (5,517)   $    40,945    $   (20,561)   $   (59,226)   $  (17,476)   $  (16,823)
        1,819,852        572,661         45,305      1,883,304      3,282,494      1,410,671     1,026,542       854,270
          212,333      1,768,272      2,258,497       (456,321)    (1,935,188)       473,913       718,261       (44,919)
      -----------    -----------    -----------    -----------    -----------    -----------    ----------    ----------
        2,467,217      2,362,996      2,298,285      1,467,928      1,326,745      1,825,358     1,727,327       792,528
      -----------    -----------    -----------    -----------    -----------    -----------    ----------    ----------

        1,011,821      1,395,371      1,205,656        783,544        875,752      1,027,318       249,534       212,056
        1,452,496       (998,831)      (958,569)       419,641     (2,095,034)      (535,591)      667,066       109,813
         (781,050)      (789,562)      (263,005)      (542,352)      (588,314)      (214,472)     (193,535)     (164,451)
       (1,737,508)      (945,917)    (1,688,870)    (1,115,896)    (1,066,926)    (1,308,173)     (358,607)     (305,670)
      -----------    -----------    -----------    -----------    -----------    -----------    ----------    ----------
          (54,241)    (1,338,939)    (1,704,788)      (455,063)    (2,874,522)    (1,030,918)      364,458      (148,252)
      -----------    -----------    -----------    -----------    -----------    -----------    ----------    ----------
        2,412,976      1,024,057        593,497      1,012,865     (1,547,777)       794,440     2,091,785       644,276

       15,338,500     14,314,443     13,720,946     10,561,321     12,109,098     11,314,658     3,787,808     3,143,532
      -----------    -----------    -----------    -----------    -----------    -----------    ----------    ----------
      $17,751,476    $15,338,500    $14,314,443    $11,574,186    $10,561,321    $12,109,098    $5,879,593    $3,787,808
      ===========    ===========    ===========    ===========    ===========    ===========    ==========    ==========

        VAN ECK
       WORLDWIDE
         HARD
        ASSETS
       DIVISION
      ----------
         2005
      ----------


      $   (5,073)
         188,581
         844,433
      ----------
       1,027,941
      ----------

         200,432
         817,806
         (48,681)
         (90,407)
      ----------
         879,150
      ----------
       1,907,091

       1,236,441
      ----------
      $3,143,532
      ==========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                          VAN ECK WORLDWIDE                              RUSSELL
                                                          EMERGING MARKETS                         MULTI-STYLE EQUITY
                                                              DIVISION                                  DIVISION
                                               --------------------------------------    --------------------------------------
                                                  2007          2006          2005          2007          2006          2005
                                               ----------    ----------    ----------    ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..............   $   (5,115)   $    4,318    $    2,857    $   20,171    $   17,599    $   26,871
  Net realized gains (losses)...............    1,340,797       774,050       278,686       369,501        38,676       (45,726)
  Change in unrealized gains (losses) on
     investments............................      167,768       323,029       365,666       170,443       605,899       409,281
                                               ----------    ----------    ----------    ----------    ----------    ----------
     Net increase (decrease) in net assets
       resulting from operations............    1,503,450     1,101,397       647,209       560,115       662,174       390,426
                                               ----------    ----------    ----------    ----------    ----------    ----------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners.................................      269,157       225,883       198,593       278,970       306,258       357,797
  Net transfers (including fixed account)...      558,432        96,273       707,550      (465,521)     (166,614)     (429,459)
  Policy charges............................     (206,008)     (164,563)      (52,380)     (227,208)     (235,227)     (109,562)
  Transfers for policy benefits and
     terminations...........................     (669,538)     (240,064)     (119,892)     (208,016)     (443,354)     (773,762)
                                               ----------    ----------    ----------    ----------    ----------    ----------
     Net increase (decrease) in net assets
       resulting from unit transactions.....      (47,957)      (82,471)      733,871      (621,775)     (538,937)     (954,986)
                                               ----------    ----------    ----------    ----------    ----------    ----------
  Net increase (decrease) in net assets.....    1,455,493     1,018,926     1,381,080       (61,660)      123,237      (564,560)
NET ASSETS:
  Beginning of period.......................    4,103,949     3,085,023     1,703,943     5,922,016     5,798,779     6,363,339
                                               ----------    ----------    ----------    ----------    ----------    ----------
  End of period.............................   $5,559,442    $4,103,949    $3,085,023    $5,860,356    $5,922,016    $5,798,779
                                               ==========    ==========    ==========    ==========    ==========    ==========




   (a) For the period May 1, 2005 to December 31, 2005.



   The accompanying notes are an integral part of these financial statements.

                      RUSSELL                                   RUSSELL                                   RUSSELL
                     CORE BOND                             AGGRESSIVE EQUITY                              NON-US
                     DIVISION                                  DIVISION                                  DIVISION
      --------------------------------------    --------------------------------------    --------------------------------------
         2007          2006          2005          2007          2006          2005          2007          2006          2005
      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


      $   90,762    $   75,109    $   80,691    $   (8,637)   $  (13,444)   $   56,122    $   50,780    $   44,201    $   22,243
          12,067         3,580        29,322       444,409       443,746       290,036       642,130       139,527        25,229
          24,700       (20,836)      (80,212)     (347,648)      (60,534)     (206,066)     (446,378)      334,483       222,527
      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
         127,529        57,853        29,801        88,124       369,768       140,092       246,532       518,211       269,999
      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

          79,285        97,100       115,520       136,379       150,568       176,183        98,874       108,547       113,772
        (169,894)      114,105       (74,734)     (209,452)      (26,433)     (180,741)     (128,165)     (114,784)     (163,482)
         (59,912)      (59,309)      (38,620)     (101,262)     (106,175)      (36,945)      (83,471)      (80,380)      (26,993)
         (82,998)     (108,305)     (416,370)      (71,414)     (146,210)     (331,812)     (146,865)     (141,550)     (218,230)
      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
        (233,519)       43,591      (414,204)     (245,749)     (128,250)     (373,315)     (259,627)     (228,167)     (294,933)
      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
        (105,990)      101,444      (384,403)     (157,625)      241,518      (233,223)      (13,095)      290,044       (24,934)

       2,050,826     1,949,382     2,333,785     2,921,227     2,679,709     2,912,932     2,675,610     2,385,566     2,410,500
      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      $1,944,836    $2,050,826    $1,949,382    $2,763,602    $2,921,227    $2,679,709    $2,662,515    $2,675,610    $2,385,566
      ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                             J.P. MORGAN                               J.P. MORGAN
                                                                BOND                                  SMALL COMPANY
                                                              DIVISION                                   DIVISION
                                               --------------------------------------    ---------------------------------------
                                                  2007          2006          2005           2007          2006          2005
                                               ----------    ----------    ----------    -----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..............   $  231,921    $  123,807    $   91,854    $   (28,329)   $  (30,189)   $  (28,741)
  Net realized gains (losses)...............      (34,962)      (15,504)       55,072      1,003,317       661,295     1,130,327
  Change in unrealized gains (losses) on
     investments............................     (168,773)       18,741       (76,466)      (999,932)      319,395      (937,478)
                                               ----------    ----------    ----------    -----------    ----------    ----------
     Net increase (decrease) in net assets
       resulting from operations............       28,186       127,044        70,460        (24,944)      950,501       164,108
                                               ----------    ----------    ----------    -----------    ----------    ----------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners.................................      174,942       207,066       322,057        392,373       554,439       588,541
  Net transfers (including fixed account)...     (276,197)      (30,356)    1,790,651     (2,362,748)     (311,829)      290,905
  Policy charges............................     (114,360)     (144,438)      (58,527)      (251,979)     (324,876)     (122,198)
  Transfers for policy benefits and
     terminations...........................     (137,035)     (244,401)     (145,545)    (1,181,168)     (653,494)     (884,083)
                                               ----------    ----------    ----------    -----------    ----------    ----------
     Net increase (decrease) in net assets
       resulting from unit transactions.....     (352,650)     (212,129)    1,908,636     (3,403,522)     (735,760)     (126,835)
                                               ----------    ----------    ----------    -----------    ----------    ----------
  Net increase (decrease) in net assets.....     (324,464)      (85,085)    1,979,096     (3,428,466)      214,741        37,273
NET ASSETS:
  Beginning of period.......................    3,654,218     3,739,303     1,760,207      6,992,621     6,777,880     6,740,607
                                               ----------    ----------    ----------    -----------    ----------    ----------
  End of period.............................   $3,329,754    $3,654,218    $3,739,303    $ 3,564,155    $6,992,621    $6,777,880
                                               ==========    ==========    ==========    ===========    ==========    ==========




   (a) For the period May 1, 2005 to December 31, 2005.



   The accompanying notes are an integral part of these financial statements.

                     MSF FI MID                             MSF T. ROWE PRICE                          MSF T. ROWE PRICE
                 CAP OPPORTUNITIES                           SMALL CAP GROWTH                           LARGE CAP GROWTH
                      DIVISION                                   DIVISION                                   DIVISION
      ---------------------------------------    ---------------------------------------    ---------------------------------------
          2007          2006          2005           2007          2006          2005          2007           2006          2005
      -----------    ----------    ----------    -----------    ----------    ----------    ----------    -----------    ----------


      $   (12,425)   $  (15,136)   $  (15,995)   $   (39,227)   $  (38,569)   $  (35,995)   $     (730)   $    (6,098)   $   (1,986)
          592,579        13,540       (58,481)       580,431       360,971       354,479       990,196        464,824       281,004
         (225,747)      396,699       244,972        (18,766)     (117,554)      285,418      (687,853)        (7,786)      (22,927)
      -----------    ----------    ----------    -----------    ----------    ----------    ----------    -----------    ----------
          354,407       395,103       170,496        522,438       204,848       603,902       301,613        450,940       256,091
      -----------    ----------    ----------    -----------    ----------    ----------    ----------    -----------    ----------

          328,426       369,019       412,709        600,635       687,097       816,152       478,175        422,803       453,824
         (733,412)      565,196      (498,688)     1,449,928       (55,337)     (281,245)      455,357     (1,357,795)     (528,951)
         (223,323)     (206,851)      (78,085)      (295,528)     (332,060)     (117,729)     (348,435)      (270,123)     (108,781)
         (386,663)     (197,062)     (350,688)    (1,022,980)     (423,905)     (462,299)     (267,749)      (121,099)      (54,875)
      -----------    ----------    ----------    -----------    ----------    ----------    ----------    -----------    ----------
       (1,014,972)      530,302      (514,752)       732,055      (124,205)      (45,121)      317,348     (1,326,214)     (238,783)
      -----------    ----------    ----------    -----------    ----------    ----------    ----------    -----------    ----------
         (660,565)      925,405      (344,256)     1,254,493        80,643       558,781       618,961       (875,274)       17,308

        3,608,317     2,682,912     3,027,168      6,315,510     6,234,867     5,676,086     3,749,592      4,624,866     4,607,558
      -----------    ----------    ----------    -----------    ----------    ----------    ----------    -----------    ----------
      $ 2,947,752    $3,608,317    $2,682,912    $ 7,570,003    $6,315,510    $6,234,867    $4,368,553    $ 3,749,592    $4,624,866
      ===========    ==========    ==========    ===========    ==========    ==========    ==========    ===========    ==========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                        MSF NEUBERGER BERMAN                             MSF FI
                                                            MID CAP VALUE                          INTERNATIONAL STOCK
                                                              DIVISION                                  DIVISION
                                               --------------------------------------    --------------------------------------
                                                  2007          2006          2005          2007          2006          2005
                                               ----------    ----------    ----------    ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..............   $   (2,597)   $   (4,189)   $   (8,841)   $   24,283    $   43,858    $    2,500
  Net realized gains (losses)...............      216,033       445,113       364,581       548,217       563,898       155,229
  Change in unrealized gains (losses) on
     investments............................     (152,816)      (81,503)      (38,305)     (156,181)      (21,804)      370,431
                                               ----------    ----------    ----------    ----------    ----------    ----------
     Net increase (decrease) in net assets
       resulting from operations............       60,620       359,421       317,435       416,319       585,952       528,160
                                               ----------    ----------    ----------    ----------    ----------    ----------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners.................................      462,736       588,051       453,353       413,978       800,996       483,324
  Net transfers (including fixed account)...      520,223       (62,897)      374,582      (304,026)     (156,320)      472,912
  Policy charges............................     (263,721)     (265,232)      (91,552)     (210,495)     (231,838)      (73,890)
  Transfers for policy benefits and
     terminations...........................     (257,940)     (225,164)     (114,990)     (439,094)     (221,618)     (153,863)
                                               ----------    ----------    ----------    ----------    ----------    ----------
     Net increase (decrease) in net assets
       resulting from unit transactions.....      461,298        34,758       621,393      (539,637)      191,220       728,483
                                               ----------    ----------    ----------    ----------    ----------    ----------
  Net increase (decrease) in net assets.....      521,918       394,179       938,828      (123,318)      777,172     1,256,643
NET ASSETS:
  Beginning of period.......................    3,447,554     3,053,375     2,114,547     4,374,725     3,597,553     2,340,910
                                               ----------    ----------    ----------    ----------    ----------    ----------
  End of period.............................   $3,969,472    $3,447,554    $3,053,375    $4,251,407    $4,374,725    $3,597,553
                                               ==========    ==========    ==========    ==========    ==========    ==========




   (a) For the period May 1, 2005 to December 31, 2005.



   The accompanying notes are an integral part of these financial statements.

                     MSF MORGAN                                  MSF METLIFE                                MSF METLIFE
                 STANLEY EAFE INDEX                              STOCK INDEX                            MID CAP STOCK INDEX
                      DIVISION                                     DIVISION                                  DIVISION
      ----------------------------------------    -----------------------------------------    ------------------------------------
          2007           2006          2005           2007           2006           2005          2007          2006         2005
      -----------    -----------    ----------    -----------    -----------    -----------    ----------    ----------    --------



      $   149,507    $   119,077    $   94,252    $   327,457    $ 1,067,180    $   777,342    $    4,350    $    6,538    $  2,576
          974,759      1,310,370       491,209      5,909,870      6,528,952      2,932,902       120,293       106,197      76,994
         (133,006)       624,769       445,022     (2,348,289)     3,685,325       (604,531)      (51,465)      (33,216)     10,095
      -----------    -----------    ----------    -----------    -----------    -----------    ----------    ----------    --------
          991,260      2,054,216     1,030,483      3,889,038     11,281,457      3,105,713        73,178        79,519      89,665
      -----------    -----------    ----------    -----------    -----------    -----------    ----------    ----------    --------

          903,862        838,689       878,646      8,089,617      8,582,173     10,087,927       197,940       154,021     172,642
        1,599,065     (1,070,499)      207,674     (2,481,347)    (6,158,512)    (8,304,753)       48,214       (49,824)    (44,332)
         (602,960)      (571,115)     (184,346)    (5,538,239)    (5,698,063)    (2,051,598)      (86,305)      (72,228)    (24,207)
         (749,133)      (479,188)     (774,495)    (6,938,085)    (5,353,079)    (6,135,367)      (33,759)      102,706     (50,656)
      -----------    -----------    ----------    -----------    -----------    -----------    ----------    ----------    --------
        1,150,834     (1,282,113)      127,479     (6,868,054)    (8,627,481)    (6,403,791)      126,090       134,675      53,447
      -----------    -----------    ----------    -----------    -----------    -----------    ----------    ----------    --------
        2,142,094        772,103     1,157,962     (2,979,016)     2,653,976     (3,298,078)      199,268       214,194     143,112

        9,915,393      9,143,290     7,985,328     84,500,862     81,846,886     85,144,964     1,052,524       838,330     695,218
      -----------    -----------    ----------    -----------    -----------    -----------    ----------    ----------    --------
      $12,057,487    $ 9,915,393    $9,143,290    $81,521,846    $84,500,862    $81,846,886    $1,251,792    $1,052,524    $838,330
      ===========    ===========    ==========    ===========    ===========    ===========    ==========    ==========    ========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                           MSF BLACKROCK                               MSF BLACKROCK
                                                          LARGE CAP VALUE                               DIVERSIFIED
                                                              DIVISION                                    DIVISION
                                              ---------------------------------------    -----------------------------------------
                                                  2007          2006          2005           2007           2006           2005
                                              -----------    ----------    ----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss).............   $    30,493    $   45,315    $   19,029    $   190,534    $   179,294    $    93,880
  Net realized gains (losses)..............     2,289,425     1,351,560       446,283        518,700        413,901        168,515
  Change in unrealized gains (losses) on
     investments...........................    (2,254,387)       39,492       (36,838)      (184,991)       342,183        (24,132)
                                              -----------    ----------    ----------    -----------    -----------    -----------
     Net increase (decrease) in net assets
       resulting from operations...........        65,531     1,436,367       428,474        524,243        935,378        238,263
                                              -----------    ----------    ----------    -----------    -----------    -----------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners................................     1,001,339       873,072       926,952        779,985        956,318        961,034
  Net transfers (including fixed account)..       210,685       203,292      (512,306)      (328,886)      (491,076)      (366,170)
  Policy charges...........................      (692,323)     (597,910)     (212,584)      (673,450)      (682,326)      (257,568)
  Transfers for policy benefits and
     terminations..........................      (809,070)     (974,472)     (432,762)      (667,455)    (1,074,819)      (328,521)
                                              -----------    ----------    ----------    -----------    -----------    -----------
     Net increase (decrease) in net assets
       resulting from unit transactions....      (289,369)     (496,018)     (230,700)      (889,806)    (1,291,903)         8,775
                                              -----------    ----------    ----------    -----------    -----------    -----------
  Net increase (decrease) in net assets....      (223,838)      940,349       197,774       (365,563)      (356,525)       247,038
NET ASSETS:
  Beginning of period......................     9,354,672     8,414,323     8,216,549     10,130,762     10,487,287     10,240,249
                                              -----------    ----------    ----------    -----------    -----------    -----------
  End of period............................   $ 9,130,834    $9,354,672    $8,414,323    $ 9,765,199    $10,130,762    $10,487,287
                                              ===========    ==========    ==========    ===========    ===========    ===========




(a) For the period May 1, 2005 to December 31, 2005



   The accompanying notes are an integral part of these financial statements.

           MSF LEHMAN BROTHERS                             MSF BLACKROCK                                MSF RUSSELL
           AGGREGATE BOND INDEX                           STRATEGIC VALUE                               2000 INDEX
                 DIVISION                                     DIVISION                                   DIVISION
-----------------------------------------    -----------------------------------------    --------------------------------------
    2007           2006           2005           2007           2006           2005          2007          2006          2005
-----------    -----------    -----------    -----------    -----------    -----------    ----------    ----------    ----------


$   541,399    $   483,226    $   442,745    $   (44,423)   $   (41,737)   $   (69,686)   $   18,734    $   12,918    $   10,878
     32,060        (45,452)         9,237      2,036,479      2,757,734      1,177,231       469,787       274,674       369,076
    337,511        (11,003)      (265,050)    (2,628,503)      (927,574)      (702,631)     (592,035)      389,864      (207,834)
-----------    -----------    -----------    -----------    -----------    -----------    ----------    ----------    ----------
    910,970        426,771        186,932       (636,447)     1,788,423        404,914      (103,514)      677,456       172,120
-----------    -----------    -----------    -----------    -----------    -----------    ----------    ----------    ----------

  1,350,653      1,239,705      1,406,844        992,319      1,145,392      1,241,227       554,784       645,241       634,540
   (337,386)        65,099       (372,505)       (71,315)       153,347        (19,001)      401,851        52,569      (533,771)
   (735,332)      (744,343)      (269,950)      (642,892)      (627,149)      (210,154)     (277,238)     (267,432)      (88,052)
 (1,860,877)    (1,333,249)      (862,962)      (507,428)      (554,350)      (497,427)     (270,487)     (276,085)     (101,234)
-----------    -----------    -----------    -----------    -----------    -----------    ----------    ----------    ----------
 (1,582,942)      (772,788)       (98,573)      (229,316)       117,240        514,645       408,910       154,293       (88,517)
-----------    -----------    -----------    -----------    -----------    -----------    ----------    ----------    ----------
   (671,972)      (346,017)        88,359       (865,763)     1,905,663        919,559       305,396       831,749        83,603

 13,148,793     13,494,810     13,406,451     13,035,407     11,129,744     10,210,185     4,507,590     3,675,841     3,592,238
-----------    -----------    -----------    -----------    -----------    -----------    ----------    ----------    ----------
$12,476,821    $13,148,793    $13,494,810    $12,169,644    $13,035,407    $11,129,744    $4,812,986    $4,507,590    $3,675,841
===========    ===========    ===========    ===========    ===========    ===========    ==========    ==========    ==========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                         MSF HARRIS OAKMARK                           MSF BLACKROCK
                                                           LARGE CAP VALUE                       LEGACY LARGE CAP GROWTH
                                                              DIVISION                                  DIVISION
                                               --------------------------------------    --------------------------------------
                                                  2007          2006          2005          2007          2006          2005
                                               ----------    ----------    ----------    ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..............   $   10,811    $    9,565    $    5,566    $   (8,891)   $   (9,733)   $   (2,154)
  Net realized gains (losses)...............      347,667       188,716       122,491       228,552        85,783        82,680
  Change in unrealized gains (losses) on
     investments............................     (523,098)      495,868      (189,982)      231,374        16,557        76,807
                                               ----------    ----------    ----------    ----------    ----------    ----------
     Net increase (decrease) in net assets
       resulting from operations............     (164,620)      694,149       (61,925)      451,035        92,607       157,333
                                               ----------    ----------    ----------    ----------    ----------    ----------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners.................................      429,403       512,958       624,164       444,001       476,899       508,916
  Net transfers (including fixed account)...      (58,531)      (36,702)      (49,312)       80,615         3,385      (214,760)
  Policy charges............................     (244,024)     (268,489)      (92,342)     (231,717)     (232,988)      (90,043)
  Transfers for policy benefits and
     terminations...........................     (314,156)     (292,648)     (169,606)     (289,325)     (193,391)     (228,760)
                                               ----------    ----------    ----------    ----------    ----------    ----------
     Net increase (decrease) in net assets
       resulting from unit transactions.....     (187,308)      (84,881)      312,904         3,574        53,905       (24,647)
                                               ----------    ----------    ----------    ----------    ----------    ----------
  Net increase (decrease) in net assets.....     (351,928)      609,268       250,979       454,609       146,512       132,686
NET ASSETS:
  Beginning of period.......................    4,583,868     3,974,600     3,723,621     2,612,755     2,466,243     2,333,557
                                               ----------    ----------    ----------    ----------    ----------    ----------
  End of period.............................   $4,231,940    $4,583,868    $3,974,600    $3,067,364    $2,612,755    $2,466,243
                                               ==========    ==========    ==========    ==========    ==========    ==========




(a) For the period May 1, 2005 to December 31, 2005



   The accompanying notes are an integral part of these financial statements.

               MSF HARRIS                                 MSF DAVIS                                 MSF BLACKROCK
         OAKMARK FOCUSED VALUE                          VENTURE VALUE                               MONEY MARKET
                DIVISION                                  DIVISION                                    DIVISION
---------------------------------------    --------------------------------------    ------------------------------------------
    2007          2006          2005          2007          2006          2005           2007           2006           2005
-----------    ----------    ----------    ----------    ----------    ----------    -----------    -----------    ------------


$     1,758    $  (17,831)   $  (34,338)   $   18,666    $   40,476    $    7,240    $   715,034    $   699,297    $    467,720
    963,772     1,013,378       743,956       665,607       743,693       223,191             --             --              --
 (1,393,084)     (246,155)     (142,831)     (302,764)      298,057       241,761             --             --              --
-----------    ----------    ----------    ----------    ----------    ----------    -----------    -----------    ------------
   (427,554)      749,392       566,787       381,509     1,082,226       472,192        715,034        699,297         467,720
-----------    ----------    ----------    ----------    ----------    ----------    -----------    -----------    ------------

    796,826       916,745       981,726       822,591     1,006,574       795,681      3,472,499      4,146,633       5,879,443
   (562,680)      (97,348)     (874,407)      768,060     1,198,013     2,867,431      1,541,622     (2,185,822)    (11,567,377)
   (475,931)     (521,963)     (180,747)     (529,347)     (557,045)     (150,166)    (1,205,408)    (1,455,192)       (675,843)
   (630,997)     (616,272)     (622,035)     (761,361)     (587,817)     (333,465)    (4,344,277)    (1,324,480)     (2,320,575)
-----------    ----------    ----------    ----------    ----------    ----------    -----------    -----------    ------------
   (872,782)     (318,838)     (695,463)      299,943     1,059,725     3,179,481       (535,564)      (818,861)     (8,684,352)
-----------    ----------    ----------    ----------    ----------    ----------    -----------    -----------    ------------
 (1,300,336)      430,554      (128,676)      681,452     2,141,951     3,651,673        179,470       (119,564)     (8,216,632)

  6,930,271     6,499,717     6,628,393     9,236,966     7,095,015     3,443,342     17,013,357     17,132,921      25,349,553
-----------    ----------    ----------    ----------    ----------    ----------    -----------    -----------    ------------
$ 5,629,935    $6,930,271    $6,499,717    $9,918,418    $9,236,966    $7,095,015    $17,192,827    $17,013,357    $ 17,132,921
===========    ==========    ==========    ==========    ==========    ==========    ===========    ===========    ============






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                            MSF BLACKROCK                             MSF BLACKROCK
                                                             BOND INCOME                            AGGRESSIVE GROWTH
                                                              DIVISION                                   DIVISION
                                               --------------------------------------    ---------------------------------------
                                                  2007          2006          2005          2007          2006           2005
                                               ----------    ----------    ----------    ----------    ----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..............   $   64,052    $  115,279    $   70,789    $  (39,146)   $  (38,434)   $   (41,673)
  Net realized gains (losses)...............       (8,755)      (23,374)       (8,056)      392,239       591,190        756,356
  Change in unrealized gains (losses) on
     investments............................       83,441        (2,113)      (21,556)      619,985      (272,451)      (176,968)
                                               ----------    ----------    ----------    ----------    ----------    -----------
     Net increase (decrease) in net assets
       resulting from operations............      138,738        89,792        41,177       973,078       280,305        537,715
                                               ----------    ----------    ----------    ----------    ----------    -----------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners.................................      271,234       310,348       348,562       545,695       701,080        650,061
  Net transfers (including fixed account)...      (35,737)      223,877       114,438        94,877      (215,679)      (747,562)
  Policy charges............................     (135,050)     (144,219)      (55,533)     (403,287)     (415,881)      (152,698)
  Transfers for policy benefits and
     terminations...........................     (257,458)     (284,410)      (74,788)     (634,263)     (532,842)    (1,015,674)
                                               ----------    ----------    ----------    ----------    ----------    -----------
     Net increase (decrease) in net assets
       resulting from unit transactions.....     (157,011)      105,596       332,679      (396,978)     (463,322)    (1,265,873)
                                               ----------    ----------    ----------    ----------    ----------    -----------
  Net increase (decrease) in net assets.....      (18,273)      195,388       373,856       576,100      (183,017)      (728,158)
NET ASSETS:
  Beginning of period.......................    2,449,900     2,254,512     1,880,656     5,219,167     5,402,184      6,130,342
                                               ----------    ----------    ----------    ----------    ----------    -----------
  End of period.............................   $2,431,627    $2,449,900    $2,254,512    $5,795,267    $5,219,167    $ 5,402,184
                                               ==========    ==========    ==========    ==========    ==========    ===========




(a) For the period May 1, 2005 to December 31, 2005



   The accompanying notes are an integral part of these financial statements.

                MSF MFS                     MSF WESTERN ASSET MANAGEMENT              MSF METLIFE
             TOTAL RETURN                         U.S. GOVERNMENT               CONSERVATIVE ALLOCATION
               DIVISION                               DIVISION                          DIVISION
--------------------------------------    -------------------------------    -----------------------------
   2007          2006          2005         2007        2006        2005       2007       2006     2005(A)
----------    ----------    ----------    --------    --------    -------    -------    -------    -------


$   81,048    $  139,453    $   49,580    $  4,455    $  5,421    $   624    $    --    $   301     $   29
   372,557       165,462       112,625      24,005        (756)     1,466        168        132         67
  (267,990)      200,714       (49,957)      4,605       2,043       (564)       361        142         57
----------    ----------    ----------    --------    --------    -------    -------    -------     ------
   185,615       505,629       112,248      33,065       6,708      1,526        529        575        153
----------    ----------    ----------    --------    --------    -------    -------    -------     ------

   616,666       602,117       665,193      58,998      33,532     11,372      2,105      2,858         --
    (2,939)       22,105      (138,128)     73,971      82,348     20,398        (29)        29      9,109
  (462,077)     (486,551)     (163,943)    (17,846)     (9,329)    (2,392)    (1,887)    (2,623)      (270)
  (574,902)     (177,549)     (343,335)     16,116      (8,142)      (115)       (12)         1         --
----------    ----------    ----------    --------    --------    -------    -------    -------     ------
  (423,252)      (39,878)       19,787     131,239      98,409     29,263        177        265      8,839
----------    ----------    ----------    --------    --------    -------    -------    -------     ------
  (237,637)      465,751       132,035     164,304     105,117     30,789        706        840      8,992

 4,881,298     4,415,547     4,283,512     203,496      98,379     67,590      9,832      8,992         --
----------    ----------    ----------    --------    --------    -------    -------    -------     ------
$4,643,661    $4,881,298    $4,415,547    $367,800    $203,496    $98,379    $10,538    $ 9,832     $8,992
==========    ==========    ==========    ========    ========    =======    =======    =======     ======






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                              MSF METLIFE
                                                            CONSERVATIVE TO                      MSF METLIFE
                                                          MODERATE ALLOCATION                MODERATE ALLOCATION
                                                                DIVISION                          DIVISION
                                                     -----------------------------    --------------------------------
                                                       2007       2006     2005(A)      2007        2006       2005(A)
                                                     -------    -------    -------    --------    --------    --------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)....................   $    --    $   135      $--      $    380    $  1,352    $     64
  Net realized gains (losses).....................        20        (39)      --         3,805       1,989          85
  Change in unrealized gains (losses) on
     investments..................................        (2)         2        3         3,958      12,149         130
                                                     -------    -------      ---      --------    --------    --------
     Net increase (decrease) in net assets
       resulting from operations..................        18         98        3         8,143      15,490         279
                                                     -------    -------      ---      --------    --------    --------
POLICY TRANSACTIONS:
  Premium payments received from policy owners....     1,697      6,294       --        58,660      90,842      24,984
  Net transfers (including fixed account).........    (1,494)    (4,600)      87       (12,445)    117,851       1,164
  Policy charges..................................      (411)    (1,334)      (4)      (46,959)    (56,484)    (11,323)
  Transfers for policy benefits and terminations..       (87)       (70)      --        (1,072)       (101)        (34)
                                                     -------    -------      ---      --------    --------    --------
     Net increase (decrease) in net assets
       resulting from unit transactions...........      (295)       290       83        (1,816)    152,108      14,791
                                                     -------    -------      ---      --------    --------    --------
  Net increase (decrease) in net assets...........      (277)       388       86         6,327     167,598      15,070
NET ASSETS:
  Beginning of period.............................       474         86       --       182,668      15,070          --
                                                     -------    -------      ---      --------    --------    --------
  End of period...................................   $   197    $   474      $86      $188,995    $182,668    $ 15,070
                                                     =======    =======      ===      ========    ========    ========




(a) For the period May 1, 2005 to December 31, 2005



   The accompanying notes are an integral part of these financial statements.

                 MSF METLIFE
                 MODERATE TO                        MSF METLIFE                  MIST LEGG MASON PARTNERS
            AGGRESSIVE ALLOCATION              AGGRESSIVE ALLOCATION                 AGGRESSIVE GROWTH
                  DIVISION                           DIVISION                            DIVISION
      --------------------------------    ------------------------------    ----------------------------------
         2007        2006      2005(A)      2007        2006     2005(A)       2007         2006        2005
         ----      --------    -------    --------    -------    -------    ---------    ---------    --------


      $     824    $  1,523    $   146    $    163    $   149     $    8    $  (2,033)   $  (5,888)   $ (1,827)
          7,002       4,712         31       5,289        811          5       19,723       37,708      24,336
          4,482      20,906          1      (4,758)     3,243        (14)       7,742     (119,887)     24,658
      ---------    --------    -------    --------    -------     ------    ---------    ---------    --------
         12,308      27,141        178         694      4,203         (1)      25,432      (88,067)     47,167
      ---------    --------    -------    --------    -------     ------    ---------    ---------    --------

        135,145     108,490      1,758      72,785     37,133        600       93,032      422,140      84,196
         55,983     218,383     36,730      50,429     20,691      1,440      (99,280)     157,167      (3,584)
       (104,831)    (77,222)    (1,482)    (42,132)    (9,245)       (70)     (58,868)     (68,227)    (15,875)
         (4,641)       (152)         2     (32,952)    (5,197)        --     (248,579)     (17,389)    (53,048)
      ---------    --------    -------    --------    -------     ------    ---------    ---------    --------
         81,656     249,499     37,008      48,130     43,382      1,970     (313,695)     493,691      11,689
      ---------    --------    -------    --------    -------     ------    ---------    ---------    --------
         93,964     276,640     37,186      48,824     47,585      1,969     (288,263)     405,624      58,856

        313,826      37,186         --      49,554      1,969         --      826,860      421,236     362,380
      ---------    --------    -------    --------    -------     ------    ---------    ---------    --------
      $ 407,790    $313,826    $37,186    $ 98,378    $49,554     $1,969    $ 538,597    $ 826,860    $421,236
      =========    ========    =======    ========    =======     ======    =========    =========    ========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005


                                                       MIST RCM TECHNOLOGY                    MIST PIMCO TOTAL RETURN
                                                             DIVISION                                DIVISION
                                                ---------------------------------    ----------------------------------------
                                                  2007         2006        2005          2007           2006          2005
                                                --------    ---------    --------    -----------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)...............   $ (2,234)   $  (1,705)   $ (1,865)   $   347,162    $   192,081    $  (24,045)
  Net realized gains (losses)................    133,104       48,944        (957)       (47,128)       (34,955)       36,530
  Change in unrealized gains (losses) on
     investments.............................      9,799      (22,876)     58,921        310,693        257,811       139,888
                                                --------    ---------    --------    -----------    -----------    ----------
     Net increase (decrease) in net assets
       resulting from operations.............    140,669       24,363      56,099        610,727        414,937       152,373
                                                --------    ---------    --------    -----------    -----------    ----------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners..................................    101,242       76,234      86,242        807,619        903,979       846,296
  Net transfers (including fixed account)....    281,937     (198,082)    155,027         79,516      2,227,410       100,501
  Policy charges.............................    (50,201)     (41,099)    (16,274)      (428,684)      (436,403)     (147,181)
  Transfers for policy benefits and
     terminations............................    (46,571)     (39,199)    (81,139)      (614,738)      (556,503)     (311,280)
                                                --------    ---------    --------    -----------    -----------    ----------
     Net increase (decrease) in net assets
       resulting from unit transactions......    286,407     (202,146)    143,856       (156,287)     2,138,483       488,336
                                                --------    ---------    --------    -----------    -----------    ----------
  Net increase (decrease) in net assets......    427,076     (177,783)    199,955        454,440      2,553,420       640,709
NET ASSETS:
  Beginning of period........................    326,874      504,657     304,702     10,481,928      7,928,508     7,287,799
                                                --------    ---------    --------    -----------    -----------    ----------
  End of period..............................   $753,950    $ 326,874    $504,657    $10,936,368    $10,481,928    $7,928,508
                                                ========    =========    ========    ===========    ===========    ==========




(a) For the period May 1, 2005 to December 31, 2005



   The accompanying notes are an integral part of these financial statements.

         MIST T. ROWE PRICE MID-CAP GROWTH         MIST MET/AIM SMALL CAP  GROWTH              MIST LAZARD MID-CAP
                     DIVISION                                 DIVISION                               DIVISION
      --------------------------------------    ------------------------------------    ---------------------------------
         2007          2006          2005          2007          2006         2005         2007        2006        2005
      ----------    ----------    ----------    ----------    ----------    --------    ---------    --------    --------


      $   (8,766)   $  (19,736)   $  (11,912)   $   (6,336)   $   (5,407)   $ (4,711)   $   3,229    $    516    $    (59)
         240,682       440,953       157,900        41,888       165,447      25,743       82,363      49,034      68,389
         224,676      (342,560)      116,218        85,536       (32,890)     48,578     (108,193)     16,618     (41,895)
      ----------    ----------    ----------    ----------    ----------    --------    ---------    --------    --------
         456,592        78,657       262,206       121,088       127,150      69,610      (22,601)     66,168      26,435
      ----------    ----------    ----------    ----------    ----------    --------    ---------    --------    --------

         360,282       644,275       286,454       120,633       103,435     111,968      146,173      81,406      73,308
       1,073,494       300,846       265,707        41,838       121,660      21,148        3,575     438,424      14,513
        (195,824)     (234,584)      (54,282)      (65,984)      (73,533)    (23,369)    (119,700)    (46,249)    (13,072)
        (319,411)     (317,284)      (77,613)      (77,133)      (57,260)    (27,179)     (48,828)    (27,316)    (76,586)
      ----------    ----------    ----------    ----------    ----------    --------    ---------    --------    --------
         918,541       393,253       420,266        19,354        94,302      82,568      (18,780)    446,265      (1,837)
      ----------    ----------    ----------    ----------    ----------    --------    ---------    --------    --------
       1,375,133       471,910       682,472       140,442       221,452     152,178      (41,381)    512,433      24,598

       2,917,869     2,445,959     1,763,487     1,186,196       964,744     812,566      881,187     368,754     344,156
      ----------    ----------    ----------    ----------    ----------    --------    ---------    --------    --------
      $4,293,002    $2,917,869    $2,445,959    $1,326,638    $1,186,196    $964,744    $ 839,806    $881,187    $368,754
      ==========    ==========    ==========    ==========    ==========    ========    =========    ========    ========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005


                                                             MIST HARRIS                             MIST LORD ABBETT
                                                       OAKMARK  INTERNATIONAL                        GROWTH AND INCOME
                                                              DIVISION                                   DIVISION
                                              ----------------------------------------    --------------------------------------
                                                  2007           2006          2005          2007          2006          2005
                                              -----------    -----------    ----------    ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss).............   $    63,589    $   122,562    $  (16,211)   $   12,725    $   33,228    $   12,684
  Net realized gains (losses)..............     1,927,153        870,767       163,390       278,028       308,381       122,103
  Change in unrealized gains (losses) on
     investments...........................    (1,977,133)     1,040,476       374,891      (199,171)       83,506       (59,691)
                                              -----------    -----------    ----------    ----------    ----------    ----------
     Net increase (decrease) in net assets
       resulting from operations...........        13,609      2,033,805       522,070        91,582       425,115        75,096
                                              -----------    -----------    ----------    ----------    ----------    ----------
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners................................       946,031        809,498       454,356       256,804       297,100       340,514
  Net transfers (including fixed account)..    (1,473,663)     3,957,014     2,083,335      (504,840)     (116,971)     (282,138)
  Policy charges...........................      (587,215)      (435,617)     (106,015)     (224,606)     (264,620)      (94,948)
  Transfers for policy benefits and
     terminations..........................      (648,141)      (783,732)     (138,078)     (252,160)     (288,685)     (410,250)
                                              -----------    -----------    ----------    ----------    ----------    ----------
     Net increase (decrease) in net assets
       resulting from unit transactions....    (1,762,988)     3,547,163     2,293,598      (724,802)     (373,176)     (446,822)
                                              -----------    -----------    ----------    ----------    ----------    ----------
  Net increase (decrease) in net assets....    (1,749,379)     5,580,968     2,815,668      (633,220)       51,939      (371,726)
NET ASSETS:
  Beginning of period......................    10,798,665      5,217,697     2,402,029     2,678,344     2,626,405     2,998,131
                                              -----------    -----------    ----------    ----------    ----------    ----------
  End of period............................   $ 9,049,286    $10,798,665    $5,217,697    $2,045,124    $2,678,344    $2,626,405
                                              ===========    ===========    ==========    ==========    ==========    ==========




(a) For the period May 1, 2005 to December 31, 2005



   The accompanying notes are an integral part of these financial statements.

            MIST LORD ABBETT                              MIST MFS                            MIST NEUBERGER BERMAN
             MID-CAP VALUE                         RESEARCH INTERNATIONAL                          REAL ESTATE
                DIVISION                                  DIVISION                                  DIVISION
---------------------------------------    --------------------------------------    --------------------------------------
   2007           2006          2005          2007          2006          2005          2007          2006          2005
----------    -----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


$   12,022    $     3,263    $   (6,454)   $   30,890    $   40,071    $   (1,539)   $   20,603    $   13,993    $   (3,715)
   553,335        780,435       341,833       750,349       581,566       295,091       502,700       222,262        22,477
  (544,881)      (380,064)       57,145      (364,180)      143,517       201,096      (935,463)      348,153       157,099
----------    -----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
    20,476        403,634       392,524       417,059       765,154       494,648      (412,160)      584,408       175,861
----------    -----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

   295,275        366,941       456,426       328,432       355,597       430,380       282,992       249,019       147,589
  (188,271)    (2,029,056)     (679,844)    1,227,840      (177,773)     (359,525)     (271,827)      428,837     1,046,543
  (202,972)      (228,437)     (116,552)     (214,464)     (240,424)      (93,675)     (154,531)      (95,817)      (21,816)
  (271,140)      (634,661)     (306,869)     (421,956)     (666,711)     (524,010)     (141,903)      (16,932)      (34,463)
----------    -----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
  (367,108)    (2,525,213)     (646,839)      919,852      (729,311)     (546,830)     (285,269)      565,107     1,137,853
----------    -----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
  (346,632)    (2,121,579)     (254,315)    1,336,911        35,843       (52,182)     (697,429)    1,149,515     1,313,714

 3,243,190      5,364,769     5,619,084     3,359,685     3,323,842     3,376,024     2,678,294     1,528,779       215,065
----------    -----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
$2,896,558    $ 3,243,190    $5,364,769    $4,696,596    $3,359,685    $3,323,842    $1,980,865    $2,678,294    $1,528,779
==========    ===========    ==========    ==========    ==========    ==========    ==========    ==========    ==========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005


                                                              MIST LORD ABBETT                       MIST OPPENHEIMER
                                                               BOND DEBENTURE                      CAPITAL APPRECIATION
                                                                  DIVISION                               DIVISION
                                                  ----------------------------------------    -----------------------------
                                                      2007           2006          2005         2007       2006     2005(A)
                                                  -----------    -----------    ----------    -------    -------    -------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss).................   $   533,609    $   555,592    $  961,675    $     7    $     5     $  --
  Net realized gains (losses)..................        79,161            (41)     (968,045)       490         75         8
  Change in unrealized gains (losses) on
     investments...............................        25,466        272,472       131,919        149         33        (2)
                                                  -----------    -----------    ----------    -------    -------     -----
     Net increase (decrease) in net assets
       resulting from operations...............       638,236        828,023       125,549        646        113         6
                                                  -----------    -----------    ----------    -------    -------     -----
POLICY TRANSACTIONS:
  Premium payments received from policy
     owners....................................       719,179        818,058       825,056      3,754      2,655       371
  Net transfers (including fixed account)......    (1,244,458)     1,510,157       615,458      4,063        983       386
  Policy charges...............................      (470,830)      (487,406)     (166,223)    (1,922)      (736)     (150)
  Transfers for policy benefits and
     terminations..............................      (797,680)      (472,240)     (740,045)    (2,574)    (2,056)       (2)
                                                  -----------    -----------    ----------    -------    -------     -----
     Net increase (decrease) in net assets
       resulting from unit transactions........    (1,793,789)     1,368,569       534,246      3,321        846       605
                                                  -----------    -----------    ----------    -------    -------     -----
  Net increase (decrease) in net assets........    (1,155,553)     2,196,592       659,795      3,967        959       611
NET ASSETS:
  Beginning of period..........................    11,013,266      8,816,674     8,156,879      1,570        611        --
                                                  -----------    -----------    ----------    -------    -------     -----
  End of period................................   $ 9,857,713    $11,013,266    $8,816,674    $ 5,537    $ 1,570     $ 611
                                                  ===========    ===========    ==========    =======    =======     =====




(a) For the period May 1, 2005 to December 31, 2005



   The accompanying notes are an integral part of these financial statements.

              AMERICAN FUNDS                               AMERICAN FUNDS                              AMERICAN FUNDS
                  GROWTH                                   GROWTH-INCOME                        GLOBAL SMALL CAPITALIZATION
                 DIVISION                                     DIVISION                                    DIVISION
-----------------------------------------    -----------------------------------------    ---------------------------------------
    2007           2006           2005           2007           2006           2005          2007           2006          2005
-----------    -----------    -----------    -----------    -----------    -----------    ----------    -----------    ----------


$    73,479    $    83,780    $    42,692    $   185,784    $   173,395    $   116,900    $  184,477    $    (2,706)   $   21,968
  4,652,447      1,375,379        945,991      1,437,863        743,400      1,021,795     1,662,737      1,216,843       402,138
 (1,060,086)       990,418      2,051,285       (833,407)     1,288,425       (305,127)     (560,063)        76,639       736,865
-----------    -----------    -----------    -----------    -----------    -----------    ----------    -----------    ----------
  3,665,840      2,449,577      3,039,968        790,240      2,205,220        833,568     1,287,151      1,290,776     1,160,971
-----------    -----------    -----------    -----------    -----------    -----------    ----------    -----------    ----------

  2,805,343      4,592,815      2,556,795      1,806,714      2,882,892      1,973,430       671,182        772,410       718,898
 (2,728,670)     4,101,580      1,656,714         23,540        778,038     (1,962,765)      701,443       (831,416)      104,361
 (1,689,815)    (1,661,763)      (497,642)    (1,064,824)    (1,056,532)      (352,234)     (475,083)      (430,914)     (135,890)
 (2,098,169)    (2,042,148)    (1,013,496)    (2,428,194)      (947,764)    (1,099,654)     (870,393)      (617,171)     (189,789)
-----------    -----------    -----------    -----------    -----------    -----------    ----------    -----------    ----------
 (3,711,311)     4,990,484      2,702,371     (1,662,764)     1,656,634     (1,441,223)       27,149     (1,107,091)      497,580
-----------    -----------    -----------    -----------    -----------    -----------    ----------    -----------    ----------
    (45,471)     7,440,061      5,742,339       (872,524)     3,861,854       (607,655)    1,314,300        183,685     1,658,551

 30,329,365     22,889,304     17,146,965     18,382,945     14,521,091     15,128,746     6,438,957      6,255,272     4,596,721
-----------    -----------    -----------    -----------    -----------    -----------    ----------    -----------    ----------
$30,283,894    $30,329,365    $22,889,304    $17,510,421    $18,382,945    $14,521,091    $7,753,257    $ 6,438,957    $6,255,272
===========    ===========    ===========    ===========    ===========    ===========    ==========    ===========    ==========






   The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                        NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

General American Separate Account Eleven (the "Separate Account"), a separate account of General American Life Insurance Company (the "Company"), was established by the Company's Board of Directors on January 30, 1985 to support operations of the Company with respect to certain variable life policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Missouri Insurance Department.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

Fidelity Variable Insurance Products Fund ("Fidelity VIP")
Van Eck Worldwide Insurance Trust ("Van Eck")
Russell Investment Funds ("Russell")
J.P Morgan Series Trust II ("J.P Morgan")
Metropolitan Series Fund, Inc. ("MSF")
Met Investors Series Trust ("MIST")
American Funds Insurance Series ("American Funds")

The assets of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Premium payments applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the policy owner. The following Divisions were available for investment as of December 31, 2007:


Fidelity VIP Equity-Income      MSF BlackRock Diversified Division*
  Division
Fidelity VIP Growth Division    MSF Lehman Brothers Aggregate Bond Index
                                Division
Fidelity VIP Overseas Division  MSF BlackRock Strategic Value Division
Fidelity VIP Mid Cap Division   MSF Russell 2000 Index Division
Van Eck Worldwide Hard Assets   MSF Harris Oakmark Large Cap Value Division
  Division
Van Eck Worldwide Emerging      MSF BlackRock Legacy Large Cap Growth
  Markets Division              Division
Russell Multi-Style Equity      MSF Harris Oakmark Focused Value Division
  Division
Russell Core Bond Division      MSF Davis Venture Value Division
Russell Aggressive Equity       MSF BlackRock Money Market Division
  Division
Russell Non-US Division         MSF BlackRock Bond Income Division
J.P. Morgan Bond Division       MSF BlackRock Aggressive Growth Division
J.P. Morgan Small Company       MSF MFS Total Return Division
  Division
MSF FI Mid Cap Opportunities    MSF Western Asset Management U.S. Government
  Division                      Division
MSF T. Rowe Price Small Cap     MSF MetLife Conservative Allocation Division
  Growth Division
MSF T. Rowe Price Large Cap     MSF MetLife Conservative to Moderate
  Growth Division               Allocation Division
MSF Neuberger Berman Mid Cap    MSF MetLife Moderate Allocation Division
  Value Division
MSF FI International Stock      MSF MetLife Moderate to Aggressive
  Division                      Allocation Division
MSF Morgan Stanley EAFE Index   MSF MetLife Aggressive Allocation Division
  Division
MSF MetLife Stock Index         MIST Legg Mason Partners Aggressive Growth
  Division                      Division
MSF MetLife Mid Cap Stock       MIST RCM Technology Division
  Index Division
MSF BlackRock Large Cap Value   MIST PIMCO Total Return Division
  Division

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



1.  ORGANIZATION -- (CONTINUED)



MIST T. Rowe Price Mid-Cap      MIST Neuberger Berman Real Estate Division
  Growth Division
MIST Met/AIM Small Cap Growth   MIST Lord Abbett Bond Debenture Division
  Division
MIST Lazard Mid-Cap Division    MIST Oppenheimer Capital Appreciation
                                Division
MIST Harris Oakmark             American Funds Growth Division
  International Division
MIST Lord Abbett Growth and     American Funds Growth-Income Division
  Income Division
MIST Lord Abbett Mid-Cap Value  American Funds Global Small Capitalization
  Division                      Division
MIST MFS Research
  International Division


    * This Division invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.

The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2007:

NAME CHANGES:

OLD NAME                                   NEW NAME
--------                                   --------
Legg Mason Aggressive Growth Portfolio     Legg Mason Partners Aggressive Growth
                                           Portfolio
RCM Global Technology Portfolio            RCM Technology Portfolio


This report is prepared for the general information of policy owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund which collectively contain all the pertinent information, including additional information on charges and expenses.

2.  SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

VALUATION OF INVESTMENTS
Investments are reported at fair value and are based on the net asset value per share as determined by the underlying assets of the portfolio, series, or fund of the Trusts, which value their investment securities at fair value. Changes in fair value are recorded in the statements of operations.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. The federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS
The policy owner has the opportunity to transfer funds between Divisions within the Separate Account or the fixed account, which is an investment option in the Company's general account.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
Effective January 1, 2007, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 had no impact on the financial statements of the Separate Account.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require additional fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with certain exceptions. The Company believes the adoption of SFAS 157 will have no material impact on the financial statements of the Separate Account.

CHANGE IN BASIS OF PRESENTATION
In prior year statements of changes in net assets, the Separate Account reported cost of insurance ("COI") in the financial statement line item "Transfers for policy benefits and terminations." COI has been reclassified and now appears separately in the line item "Policy charges." This reclassification presents COI more consistent with the intent of what COI charges represent. The reclassification had no effect on the net assets of the Divisions or unit values of the Policies.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values which is recorded as an expense in the accompanying statements of operations:

    Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

     The table below represents the range of effective annual rates for the Mortality and Expense Risk charge for the year ended December 31, 2007:

------------------------------------------------------------------------
Mortality and Expense Risk                                   0.55%-0.90%
------------------------------------------------------------------------


    The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, the Mortality and Expense Risk charge which ranges from .15% to .75% is assessed on a monthly basis through the redemption of units. Other policy charges that are assessed through the redemption of units generally include: COI charges, administrative charges, a policy fee, and charges for benefits provided by rider. The COI charge is the primary charge under the policy for the death benefit provided by the Company. Administrative charges range from $.01 to $1 for every $1,000 of the policy face amount and are assessed per month for the first 10 policy years. Policy fees range from $4 to $25 and are assessed monthly depending on the policy and the policy year. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 45%. For those policy owners who choose optional living benefit riders, these charges range from $.01 to $83.33 per $100 or $1,000 face amount of the policy cash value and are deducted monthly. These charges are assessed through the redemption of units and are recorded as policy charges in the accompanying statements of changes in net assets.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4.  STATEMENT OF INVESTMENTS


                                                                     FOR THE YEAR ENDED DECEMBER
                                              AS OF DECEMBER 31                  31
                                           ----------------------   ----------------------------
                                                                       COST OF     PROCEEDS FROM
                                             SHARES     COST ($)    PURCHASES($)      SALES($)
                                           ---------   ----------   ------------   -------------
Fidelity VIP Equity-Income Division......  1,160,690   27,511,297     4,922,278       8,043,461
Fidelity VIP Growth Division.............    976,625   36,171,223     7,967,952       7,290,788
Fidelity VIP Overseas Division...........    699,419   12,513,241     4,294,472       2,897,771
Fidelity VIP Mid Cap Division............    319,595   10,269,140     3,875,664       3,296,654
Van Eck Worldwide Hard Assets Division...    142,402    4,110,196     1,855,295       1,071,874
Van Eck Worldwide Emerging Markets
  Division...............................    200,158    4,308,521     2,265,739       1,541,849
Russell Multi-Style Equity Division......    374,503    4,617,607       477,513         844,851
Russell Core Bond Division...............    188,432    1,967,658       286,080         429,061
Russell Aggressive Equity Division.......    212,391    2,796,564       504,134         398,101
Russell Non-US Division..................    201,886    2,218,888       783,731         492,358
J.P. Morgan Bond Division................    297,831    3,540,475       450,258         571,098
J.P. Morgan Small Company Division.......    221,619    3,701,834     1,170,033       4,283,170
MSF FI Mid Cap Opportunities Division....    139,228    2,355,601       593,617       1,626,119
MSF T. Rowe Price Small Cap Growth
  Division...............................    437,555    6,589,345     2,693,823       2,014,751
MSF T. Rowe Price Large Cap Growth
  Division...............................    268,022    4,468,515     4,677,974       4,273,813
MSF Neuberger Berman Mid Cap Value
  Division...............................    186,670    3,853,471     1,532,051         966,894
MSF FI International Stock Division......    265,050    3,620,400       617,588         901,990
MSF Morgan Stanley EAFE Index Division...    700,172    8,832,539     3,022,566       1,623,778
MSF MetLife Stock Index Division.........  2,200,808   60,094,066     6,426,922      11,328,369
MSF MetLife Mid Cap Stock Index
  Division...............................     83,282    1,240,075       754,644         424,299
MSF BlackRock Large Cap Value Division...    674,440    9,114,899     5,620,184       5,511,704
MSF BlackRock Diversified Division.......    536,420    7,925,916     1,173,491       1,891,547
MSF Lehman Brothers Aggregate Bond Index
  Division...............................  1,131,004   12,034,241     4,699,502       5,812,215
MSF BlackRock Strategic Value Division...    800,958   13,398,250     3,605,467       2,406,565
MSF Russell 2000 Index Division..........    339,241    4,663,750     1,325,648         550,698
MSF Harris Oakmark Large Cap Value
  Division...............................    296,352    4,054,954     1,191,565       1,103,918
MSF BlackRock Legacy Large Cap Growth
  Division...............................    114,713    2,365,632       668,904         674,601
MSF Harris Oakmark Focused Value
  Division...............................     25,641    6,253,893     1,422,257       1,440,933
MSF Davis Venture Value Division.........    271,122    9,099,691     3,789,705       3,510,336
MSF BlackRock Money Market Division......    171,860   17,186,091    11,246,501      11,079,156
MSF BlackRock Bond Income Division.......     21,766    2,341,669       605,202         698,499
MSF BlackRock Aggressive Growth
  Division...............................    199,701    4,183,215       597,882       1,058,415
MSF MFS Total Return Division............     30,054    4,362,648     1,276,681       1,447,301
MSF Western Asset Management U.S.
  Government Division....................     29,659      363,525       960,825         822,524
MSF MetLife Conservative Allocation
  Division...............................        943        9,978         2,963           2,781
MSF MetLife Conservative to Moderate
  Allocation Division....................         17          198           386             684

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  STATEMENT OF INVESTMENTS -- (CONTINUED)



                                                                     FOR THE YEAR ENDED DECEMBER
                                              AS OF DECEMBER 31                  31
                                           ----------------------   ----------------------------
                                                                       COST OF     PROCEEDS FROM
                                             SHARES     COST ($)    PURCHASES($)      SALES($)
                                           ---------   ----------   ------------   -------------
MSF MetLife Moderate Allocation
  Division...............................     15,752      172,819        54,211          55,384
MSF MetLife Moderate to Aggressive
  Allocation Division....................     32,810      382,436       166,806          83,855
MSF MetLife Aggressive Allocation
  Division...............................      7,771       99,907       116,704          68,305
MIST Legg Mason Partners Aggressive
  Growth Division........................     71,432      572,210       176,057         420,805
MIST RCM Technology Division.............    110,528      708,763       752,887         457,393
MIST PIMCO Total Return Division.........    890,694   10,420,096     4,852,397       4,652,363
MIST T. Rowe Price Mid-Cap Growth
  Division...............................    436,636    4,045,596     2,499,748       1,553,085
MIST Met/AIM Small Cap Growth Division...     89,271    1,178,002       430,994         304,873
MIST Lazard Mid-Cap Division.............     68,781      929,498       358,439         284,579
MIST Harris Oakmark International
  Division...............................    524,382    9,294,708     4,347,449       5,012,736
MIST Lord Abbett Growth and Income
  Division...............................     70,788    1,892,800       395,550         992,979
MIST Lord Abbett Mid-Cap Value Division..    147,033    3,046,859       829,717         749,966
MIST MFS Research International
  Division...............................    323,930    4,235,326     2,254,020         820,673
MIST Neuberger Berman Real Estate
  Division...............................    140,664    2,401,162     1,451,384       1,462,705
MIST Lord Abbett Bond Debenture
  Division...............................    780,434    9,525,254     1,775,018       3,022,696
MIST Oppenheimer Capital Appreciation
  Division...............................        555        5,336         7,879           4,300
American Funds Growth Division...........    453,722   25,917,416     6,045,132       7,404,969
American Funds Growth-Income Division....    414,045   15,576,745     3,251,294       4,004,582
American Funds Global Small
  Capitalization Division................    288,466    6,685,642     3,214,435       2,411,974

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  SCHEDULES OF UNITS

For the years ended December 31, 2007, 2006, and 2005

                                                 FIDELITY                            FIDELITY                     FIDELITY
                                            VIP EQUITY-INCOME                       VIP GROWTH                  VIP OVERSEAS
                                                 DIVISION                            DIVISION                     DIVISION
                                    ---------------------------------   ---------------------------------   -------------------
                                       2007        2006        2005        2007        2006        2005       2007       2006
                                    ---------   ---------   ---------   ---------   ---------   ---------   --------   --------
Units beginning of year..........   1,343,580   1,222,942   1,229,677   1,750,107   1,958,718   2,195,040    671,833    739,654
Units issued and transferred from
  other funding options..........     225,452     445,478     275,066     678,765     300,901     376,946    168,612    140,194
Units redeemed and transferred to
  other funding options..........    (497,972)   (324,840)   (281,801)   (405,344)   (509,512)   (613,268)  (140,299)  (208,015)
                                    ---------   ---------   ---------   ---------   ---------   ---------   --------   --------
Units end of year................   1,071,060   1,343,580   1,222,942   2,023,528   1,750,107   1,958,718    700,146    671,833
                                    =========   =========   =========   =========   =========   =========   ========   ========

                                                 RUSSELL                             RUSSELL                      RUSSELL
                                                CORE BOND                       AGGRESSIVE EQUITY                  NON-US
                                                 DIVISION                            DIVISION                     DIVISION
                                    ---------------------------------   ---------------------------------   -------------------
                                       2007        2006        2005        2007        2006        2005       2007       2006
                                    ---------   ---------   ---------   ---------   ---------   ---------   --------   --------
Units beginning of year..........     130,542     127,263     153,051     147,167     154,299     175,705    143,290    156,749
Units issued and transferred from
  other funding options..........      12,848      17,739      16,030      10,801      14,641      14,404      6,550      9,454
Units redeemed and transferred to
  other funding options..........     (28,123)    (14,460)    (41,818)    (21,840)    (21,773)    (35,810)   (19,412)   (22,913)
                                    ---------   ---------   ---------   ---------   ---------   ---------   --------   --------
Units end of year................     115,267     130,542     127,263     136,128     147,167     154,299    130,428    143,290
                                    =========   =========   =========   =========   =========   =========   ========   ========

                                            MSF T. ROWE PRICE                  MSF NEUBERGER BERMAN                MSF FI
                                             LARGE CAP GROWTH                     MID CAP VALUE             INTERNATIONAL STOCK
                                                 DIVISION                            DIVISION                     DIVISION
                                    ---------------------------------   ---------------------------------   -------------------
                                       2007        2006        2005        2007        2006        2005       2007       2006
                                    ---------   ---------   ---------   ---------   ---------   ---------   --------   --------
Units beginning of year..........     326,614     466,875     497,847     196,697     193,015     149,047    262,114    249,702
Units issued and transferred from
  other funding options..........     399,142      94,238     103,014      99,173      92,145     117,022     37,291    151,181
Units redeemed and transferred to
  other funding options..........    (376,279)   (234,499)   (133,986)    (75,730)    (88,463)    (73,054)   (67,480)  (138,769)
                                    ---------   ---------   ---------   ---------   ---------   ---------   --------   --------
Units end of year................     349,476     326,614     466,875     220,140     196,697     193,015    231,925    262,114
                                    =========   =========   =========   =========   =========   =========   ========   ========

                                              MSF BLACKROCK                    MSF LEHMAN BROTHERS             MSF BLACKROCK
                                               DIVERSIFIED                     AGGREGATE BOND INDEX           STRATEGIC VALUE
                                                 DIVISION                            DIVISION                     DIVISION
                                    ---------------------------------   ---------------------------------   -------------------
                                       2007        2006        2005        2007        2006        2005       2007       2006
                                    ---------   ---------   ---------   ---------   ---------   ---------   --------   --------
Units beginning of year..........     465,064     510,436     501,929     728,785     774,171     773,395    584,701    575,468
Units issued and transferred from
  other funding options..........      62,545      56,511      76,872     303,307     149,966     202,434    137,829    119,168
Units redeemed and transferred to
  other funding options..........    (107,043)   (101,883)    (68,365)   (369,307)   (195,352)   (201,658)  (151,194)  (109,935)
                                    ---------   ---------   ---------   ---------   ---------   ---------   --------   --------
Units end of year................     420,566     465,064     510,436     662,785     728,785     774,171    571,336    584,701
                                    =========   =========   =========   =========   =========   =========   ========   ========

                                    FIDELITY
                                       VIP
                                    OVERSEAS
                                    DIVISION
                                    --------
                                      2005
                                    --------
Units beginning of year..........    828,485
Units issued and transferred from
  other funding options..........    145,414
Units redeemed and transferred to
  other funding options..........   (234,245)
                                    --------
Units end of year................    739,654
                                    ========

                                     RUSSELL
                                     NON-US
                                    DIVISION
                                    --------
                                      2005
                                    --------
Units beginning of year..........    178,514
Units issued and transferred from
  other funding options..........      9,899
Units redeemed and transferred to
  other funding options..........    (31,664)
                                    --------
Units end of year................    156,749
                                    ========

                                     MSF FI
                                    INTERNA-
                                     TIONAL
                                      STOCK
                                    DIVISION
                                    --------
                                      2005
                                    --------
Units beginning of year..........    190,766
Units issued and transferred from
  other funding options..........    126,466
Units redeemed and transferred to
  other funding options..........    (67,530)
                                    --------
Units end of year................    249,702
                                    ========

                                       MSF
                                     BLACK-
                                      ROCK
                                     STRATE-
                                       GIC
                                      VALUE
                                    DIVISION
                                    --------
                                      2005
                                    --------
Units beginning of year..........    544,826
Units issued and transferred from
  other funding options..........    165,637
Units redeemed and transferred to
  other funding options..........   (134,995)
                                    --------
Units end of year................    575,468
                                    ========


                FIDELITY                    VAN ECK WORLDWIDE                VAN ECK WORLDWIDE                  RUSSELL
               VIP MID CAP                     HARD ASSETS                   EMERGING MARKETS             MULTI-STYLE EQUITY
                DIVISION                         DIVISION                        DIVISION                      DIVISION
      ----------------------------  ---------------------------------  ----------------------------  ----------------------------
        2007      2006      2005       2007       2006        2005       2007      2006      2005      2007      2006      2005
      --------  --------  --------  ---------  ----------  ----------  --------  --------  --------  --------  --------  --------
       471,636   604,861   663,974    114,594     118,357      69,488   114,425   122,268    83,987   374,311   410,599   473,528
       157,167   137,703   240,066     77,339      68,137      92,683    66,288    57,880    84,795    18,952    30,479    34,355
      (180,796) (270,928) (299,179)   (67,861)    (71,900)    (43,814)  (66,928)  (65,723)  (46,514)  (58,800)  (66,767)  (97,284)
      --------  --------  --------  ---------  ----------  ----------  --------  --------  --------  --------  --------  --------
       448,007   471,636   604,861    124,072     114,594     118,357   113,785   114,425   122,268   334,463   374,311   410,599
      ========  ========  ========  =========  ==========  ==========  ========  ========  ========  ========  ========  ========

               J.P. MORGAN                     J.P. MORGAN                        MSF FI                   MSF T. ROWE PRICE
                  BOND                        SMALL COMPANY                MID CAP OPPORTUNITIES           SMALL CAP GROWTH
                DIVISION                         DIVISION                        DIVISION                      DIVISION
      ----------------------------  ---------------------------------  ----------------------------  ----------------------------
        2007      2006      2005       2007       2006        2005       2007      2006      2005      2007      2006      2005
      --------  --------  --------  ---------  ----------  ----------  --------  --------  --------  --------  --------  --------
       259,967   275,424   130,618    349,728     386,091     391,632   582,298   484,150   583,280   607,155   619,816   625,307
        23,323    44,788   192,982     40,702     145,626     289,274    95,199   205,304    99,449   254,966   167,961   258,950
       (48,385)  (60,245)  (48,176)  (202,240)   (181,989)   (294,815) (233,957) (107,156) (198,579) (204,457) (180,622) (264,441)
      --------  --------  --------  ---------  ----------  ----------  --------  --------  --------  --------  --------  --------
       234,905   259,967   275,424    188,190     349,728     386,091   443,540   582,298   484,150   657,664   607,155   619,816
      ========  ========  ========  =========  ==========  ==========  ========  ========  ========  ========  ========  ========

           MSF MORGAN STANLEY                  MSF METLIFE                      MSF METLIFE                  MSF BLACKROCK
               EAFE INDEX                      STOCK INDEX                  MID CAP STOCK INDEX             LARGE CAP VALUE
                DIVISION                         DIVISION                        DIVISION                      DIVISION
      ----------------------------  ---------------------------------  ----------------------------  ----------------------------
        2007      2006      2005       2007       2006        2005       2007      2006      2005      2007      2006      2005
      --------  --------  --------  ---------  ----------  ----------  --------  --------  --------  --------  --------  --------
       451,194   536,803   511,333  4,165,289   4,641,378   4,958,034    59,555    52,235    47,846   316,215   316,595   316,114
       176,875    91,490   277,563    509,486     608,691     807,909    34,870    26,315    25,757   310,952   112,331    93,393
      (109,500) (177,099) (252,093)  (771,170) (1,084,780) (1,124,565)  (27,952)  (18,995)  (21,368) (319,303) (112,711)  (92,912)
      --------  --------  --------  ---------  ----------  ----------  --------  --------  --------  --------  --------  --------
       518,569   451,194   536,803  3,903,605   4,165,289   4,641,378    66,473    59,555    52,235   307,864   316,215   316,595
      ========  ========  ========  =========  ==========  ==========  ========  ========  ========  ========  ========  ========

               MSF RUSSELL                  MSF HARRIS OAKMARK                 MSF BLACKROCK              MSF HARRIS OAKMARK
               2000 INDEX                    LARGE CAP VALUE              LEGACY LARGE CAP GROWTH            FOCUSED VALUE
                DIVISION                         DIVISION                        DIVISION                      DIVISION
      ----------------------------  ---------------------------------  ----------------------------  ----------------------------
        2007      2006      2005       2007       2006        2005       2007      2006      2005      2007      2006      2005
      --------  --------  --------  ---------  ----------  ----------  --------  --------  --------  --------  --------  --------
       286,087   274,071   278,388    345,027     351,694     322,712   327,528   321,441   326,113   388,813   407,084   452,011
        85,135    95,855   113,081     99,127      96,334     139,196    89,555    79,119    84,753    74,152   106,557   173,821
       (59,552)  (83,839) (117,398)  (111,074)   (103,001)   (110,214)  (94,544)  (73,032)  (89,425) (121,183) (124,828) (218,748)
      --------  --------  --------  ---------  ----------  ----------  --------  --------  --------  --------  --------  --------
       311,670   286,087   274,071    333,080     345,027     351,694   322,539   327,528   321,441   341,782   388,813   407,084
      ========  ========  ========  =========  ==========  ==========  ========  ========  ========  ========  ========  ========


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  SCHEDULES OF UNITS -- (CONTINUED)


                                                 MSF DAVIS                        MSF BLACKROCK               MSF BLACKROCK
                                               VENTURE VALUE                      MONEY MARKET                 BOND INCOME
                                                 DIVISION                           DIVISION                     DIVISION
                                      ------------------------------   ----------------------------------   -----------------
                                        2007       2006       2005        2007        2006        2005        2007      2006
                                      --------   --------   --------   ---------   ---------   ----------   -------   -------
Units beginning of year............    596,300    516,399    277,400   1,288,704   1,349,216    2,059,937   199,342   190,536
Units issued and transferred from
  other funding options............    272,067    402,562    347,650     820,035     569,864      853,612    54,151    70,128
Units redeemed and transferred to
  other funding options............   (258,099)  (322,661)  (108,651)   (893,294)   (630,376)  (1,564,333)  (66,449)  (61,322)
                                      --------   --------   --------   ---------   ---------   ----------   -------   -------
Units end of year..................    610,268    596,300    516,399   1,215,445   1,288,704    1,349,216   187,044   199,342
                                      ========   ========   ========   =========   =========   ==========   =======   =======

                                                                                                               MSF METLIFE
                                                                                                                 MODERATE
                                         MSF METLIFE CONSERVATIVE             MSF METLIFE MODERATE            TO AGGRESSIVE
                                          TO MODERATE ALLOCATION                   ALLOCATION                   ALLOCATION
                                                 DIVISION                           DIVISION                     DIVISION
                                      ------------------------------   ----------------------------------   -----------------
                                        2007       2006       2005        2007        2006        2005        2007      2006
                                      --------   --------   --------   ---------   ---------   ----------   -------   -------
Units beginning of year............          4          1         --       1,499         139           --     2,469       335
Units issued and transferred from
  other funding options............          3         60          1         531       1,856          258     1,449     2,786
Units redeemed and transferred to
  other funding options............         (5)       (57)        --        (547)       (496)        (119)     (836)     (652)
                                      --------   --------   --------   ---------   ---------   ----------   -------   -------
Units end of year..................          2          4          1       1,483       1,499          139     3,082     2,469
                                      ========   ========   ========   =========   =========   ==========   =======   =======

                                            MIST T. ROWE PRICE                    MIST MET/AIM                 MIST LAZARD
                                              MID-CAP GROWTH                    SMALL CAP GROWTH                 MID-CAP
                                                 DIVISION                           DIVISION                     DIVISION
                                      ------------------------------   ----------------------------------   -----------------
                                        2007       2006       2005        2007        2006        2005        2007      2006
                                      --------   --------   --------   ---------   ---------   ----------   -------   -------
Units beginning of year............    214,791    191,552    158,648      86,128      79,545       72,410    57,984    27,741
Units purchases and transferred
  from other funding options.......    190,222    255,710     84,521      25,244      25,725       21,660    21,657    36,308
Units redeemed and transferred to
  other funding options............   (134,418)  (232,471)   (51,617)    (24,392)    (19,142)     (14,525)  (22,903)   (6,065)
                                      --------   --------   --------   ---------   ---------   ----------   -------   -------
Units end of year..................    270,595    214,791    191,552      86,980      86,128       79,545    56,738    57,984
                                      ========   ========   ========   =========   =========   ==========   =======   =======

                                                                                                             MIST OPPENHEIMER
                                              MIST NEUBERGER                    MIST LORD ABBETT                 CAPITAL
                                            BERMAN REAL ESTATE                   BOND DEBENTURE                APPRECIATION
                                                 DIVISION                           DIVISION                     DIVISION
                                      ------------------------------   ----------------------------------   -----------------
                                        2007       2006       2005        2007        2006        2005        2007      2006
                                      --------   --------   --------   ---------   ---------   ----------   -------   -------
Units beginning of year............     13,311     10,429      1,665      54,196      47,168      666,856        16         7
Units purchases and transferred
  from other funding options.......      7,459     10,071     12,256       7,446      19,738      158,801        72        38
Units redeemed and transferred to
  other funding options............     (9,112)    (7,189)    (3,492)    (16,068)    (12,710)    (778,489)      (40)      (29)
                                      --------   --------   --------   ---------   ---------   ----------   -------   -------
Units end of year..................     11,658     13,311     10,429      45,574      54,196       47,168        48        16
                                      ========   ========   ========   =========   =========   ==========   =======   =======

                                        MSF
                                       BLACK-
                                        ROCK
                                        BOND
                                       INCOME
                                       DIVI-
                                        SION
                                      -------
                                        2005
                                      -------
Units beginning of year............   161,638
Units issued and transferred from
  other funding options............    88,755
Units redeemed and transferred to
  other funding options............   (59,857)
                                      -------
Units end of year..................   190,536
                                      =======

                                        MSF
                                      METLIFE
                                       MODER-
                                        ATE
                                         TO
                                      AGGRES-
                                        SIVE
                                      ALLOCA-
                                        TION
                                       DIVI-
                                        SION
                                      -------
                                        2005
                                      -------
Units beginning of year............        --
Units issued and transferred from
  other funding options............       349
Units redeemed and transferred to
  other funding options............       (14)
                                      -------
Units end of year..................       335
                                      =======

                                        MIST
                                       LAZARD
                                      MID-CAP
                                       DIVI-
                                        SION
                                      -------
                                        2005
                                      -------
Units beginning of year............    28,005
Units purchases and transferred
  from other funding options.......    13,247
Units redeemed and transferred to
  other funding options............   (13,511)
                                      -------
Units end of year..................    27,741
                                      =======

                                        MIST
                                       OPPEN-
                                       HEIMER
                                      CAPITAL
                                       APPRE-
                                      CIATION
                                       DIVI-
                                        SION
                                      -------
                                        2005
                                      -------
Units beginning of year............        --
Units purchases and transferred
  from other funding options.......         9
Units redeemed and transferred to
  other funding options............        (2)
                                      -------
Units end of year..................         7
                                      =======


                                                                         MSF WESTERN
              MSF BLACKROCK                   MSF MFS                 ASSET MANAGEMENT                MSF METLIFE
            AGGRESSIVE GROWTH               TOTAL RETURN               U.S. GOVERNMENT          CONSERVATIVE ALLOCATION
                DIVISION                      DIVISION                    DIVISION                     DIVISION
      ----------------------------  ---------------------------  --------------------------  ----------------------------
        2007      2006      2005      2007      2006      2005     2007     2006      2005     2007      2006      2005
      --------  --------  --------  --------  --------  -------  -------  --------  -------  --------  --------  --------
       342,898   374,916   455,675   282,839   281,072  280,684    1,102       556      393        88        86        --
        59,322    95,853    90,094    78,254    65,379   69,993    4,806       924    2,265        20        26        89
       (82,084) (127,871) (170,853) (100,469)  (63,612) (69,605)  (3,991)     (378)  (2,102)      (19)      (24)       (3)
      --------  --------  --------  --------  --------  -------  -------  --------  -------  --------  --------  --------
       320,136   342,898   374,916   260,624   282,839  281,072    1,918     1,102      556        89        88        86
      ========  ========  ========  ========  ========  =======  =======  ========  =======  ========  ========  ========

               MSF METLIFE            MIST LEGG MASON PARTNERS            MIST RCM                    MIST PIMCO
          AGGRESSIVE ALLOCATION          AGGRESSIVE GROWTH               TECHNOLOGY                  TOTAL RETURN
                DIVISION                      DIVISION                    DIVISION                     DIVISION
      ----------------------------  ---------------------------  --------------------------  ----------------------------
        2007      2006      2005      2007      2006      2005     2007     2006      2005     2007      2006      2005
      --------  --------  --------  --------  --------  -------  -------  --------  -------  --------  --------  --------
           379        17        --    96,700    47,764   46,651   45,217    77,982   52,000   844,496   665,767   624,680
           907       481        18    15,145   179,089   19,411   78,111    29,580   57,405   404,811   427,951   335,305
          (559)     (119)       (1)  (52,491) (130,153) (18,298) (40,059)  (62,345) (31,423) (429,685) (249,222) (294,218)
      --------  --------  --------  --------  --------  -------  -------  --------  -------  --------  --------  --------
           727       379        17    59,354    96,700   47,764   83,269    45,217   77,982   819,622   844,496   665,767
      ========  ========  ========  ========  ========  =======  =======  ========  =======  ========  ========  ========

               MIST HARRIS                MIST LORD ABBETT            MIST LORD ABBETT                 MIST MFS
          OAKMARK INTERNATIONAL          GROWTH AND INCOME              MID-CAP VALUE           RESEARCH INTERNATIONAL
                DIVISION                      DIVISION                    DIVISION                     DIVISION
      ----------------------------  ---------------------------  --------------------------  ----------------------------
        2007      2006      2005      2007      2006      2005     2007     2006      2005     2007      2006      2005
      --------  --------  --------  --------  --------  -------  -------  --------  -------  --------  --------  --------
       537,704   335,810   175,927   171,216   197,707  232,871  145,153   282,587  317,812   203,764   252,773   298,069
       301,028   327,712   215,868    25,343    33,867   34,937   20,355    24,142   37,943   122,546    48,339    50,310
      (379,318) (125,818)  (55,985)  (69,513)  (60,358) (70,101) (37,055) (161,576) (73,168)  (69,900)  (97,348)  (95,606)
      --------  --------  --------  --------  --------  -------  -------  --------  -------  --------  --------  --------
       459,414   537,704   335,810   127,046   171,216  197,707  128,453   145,153  282,587   256,410   203,764   252,773
      ========  ========  ========  ========  ========  =======  =======  ========  =======  ========  ========  ========




               AMERICAN FUNDS                   AMERICAN FUNDS                 AMERICAN FUNDS
                   GROWTH                       GROWTH-INCOME            GLOBAL SMALL CAPITALIZATION
                  DIVISION                         DIVISION                       DIVISION
      -------------------------------  -------------------------------  ----------------------------
         2007       2006       2005       2007       2006       2005      2007      2006      2005
      ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------
      1,946,707  1,610,626  1,394,808  1,282,556  1,161,565  1,270,481   296,547   354,785   325,647
        458,166    927,355  1,101,490    222,808    382,025    492,834   148,890   123,095   226,647
       (661,590)  (591,274)  (885,672)  (336,233)  (261,034)  (601,750) (150,063) (181,333) (197,509)
      ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------
      1,743,283  1,946,707  1,610,626  1,169,131  1,282,556  1,161,565   295,374   296,547   354,785
      =========  =========  =========  =========  =========  =========  ========  ========  ========


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the five years in the period ended December 31, 2007:

                                                                                          FOR THE YEAR ENDED DECEMBER 31
                                                 AS OF DECEMBER 31              -------------------------------------------------
                                     -----------------------------------------                  EXPENSE(3)
                                                UNIT VALUE(1)                   INVESTMENT(2)     RATIO
                                                  LOWEST TO                         INCOME      LOWEST TO      TOTAL RETURN(4)
                                       UNITS     HIGHEST ($)    NET ASSETS ($)    RATIO (%)    HIGHEST (%)  LOWEST TO HIGHEST (%)
                                     ---------  -------------   --------------  -------------  -----------  ---------------------
Fidelity VIP Equity-Income
  Division                     2007  1,071,060    15.39-39.72     27,749,008         1.70       0.55-0.90            0.62-1.53
                               2006  1,343,580    15.16-39.39     32,665,948         3.36       0.00-0.90          19.12-20.19
                               2005  1,222,942    12.61-33.00     27,268,049         1.56       0.00-0.90            4.92-5.87
                               2004  1,229,677    11.91-31.39     26,890,066         1.54       0.00-0.90          10.53-11.53
                               2003  1,287,334    10.68-28.34     25,786,854         1.71       0.00-0.90          29.19-30.41
Fidelity VIP Growth Division   2007  2,023,528    12.19-38.34     44,176,147         0.81       0.55-0.90          25.83-26.96
                               2006  1,750,107     9.60-30.45     34,760,010         0.39       0.00-0.90            5.90-6.85
                               2005  1,958,718     8.99-28.74     36,375,821         0.49       0.00-0.90            4.86-5.80
                               2004  2,195,040     8.49-27.40     39,046,671         0.26       0.00-0.90            2.45-3.38
                               2003  2,372,685     8.22-26.73     41,478,246         0.27       0.00-0.90          31.63-32.94
Fidelity VIP Overseas
  Division                     2007    700,146    17.04-34.92     17,751,476         3.34       0.55-0.90          16.26-17.31
                               2006    671,833    14.52-30.02     15,338,500         0.86       0.00-0.90          17.03-18.08
                               2005    739,654    12.30-25.64     14,314,443         0.64       0.00-0.90          17.99-19.05
                               2004    828,485    10.33-21.72     13,720,946         1.07       0.00-0.90          12.62-13.64
                               2003    854,881     9.09-19.28     12,743,753         0.72       0.00-0.90          42.14-43.44
Fidelity VIP Mid Cap Division  2007    448,007    25.10-26.89     11,574,186         0.92       0.55-0.90          14.59-15.63
                               2006    471,636    21.91-23.25     10,561,321         0.36       0.00-0.90          11.70-12.70
                               2005    604,861    19.61-20.63     12,109,098           --       0.00-0.90          17.25-18.30
                               2004    663,974    16.73-17.44     11,314,658           --       0.00-0.90          23.80-24.92
                               2003    490,805    13.51-13.96      6,697,365         0.38       0.00-0.90          37.41-38.65
Van Eck Worldwide Hard Assets
  Division                     2007    124,072    41.44-56.62      5,879,593         0.12       0.55-0.90          44.05-45.36
                               2006    114,594    28.77-39.04      3,787,808         0.06       0.00-0.90          23.38-24.49
                               2005    118,357    23.31-31.53      3,143,532         0.31       0.00-0.90          50.32-51.67
                               2004     69,488    15.51-20.90      1,236,441         0.34       0.00-0.90          22.87-23.98
                               2003     57,580    12.62-16.95        802,863         0.32       0.00-0.90          43.76-45.06
Van Eck Worldwide Emerging
  Markets Division             2007    113,785    40.34-63.87      5,559,442         0.41       0.55-0.90          36.38-37.61
                               2006    114,425    29.58-46.52      4,103,949         0.61       0.00-0.90          38.25-39.49
                               2005    122,268    21.40-33.53      3,085,023         0.63       0.00-0.90          30.82-32.00
                               2004     83,987    16.36-25.54      1,703,943         0.54       0.00-0.90          24.77-25.89
                               2003     81,692    13.11-20.40      1,313,563         0.08       0.00-0.90          52.79-54.21
Russell Multi-Style Equity
  Division                     2007    334,463    12.94-20.04      5,860,356         1.00       0.55-0.90            9.37-9.81
                               2006    374,311    11.83-18.25      5,922,016         0.96       0.00-0.90          11.74-12.19
                               2005    410,599    10.59-16.27      5,798,779         1.11       0.00-0.90            6.32-6.74
                               2004    473,528     9.96-15.06      6,363,339         0.76       0.00-0.90            8.83-9.26
                               2003    536,328     9.15-13.95      6,622,319         0.71       0.00-0.90          27.79-28.19
Russell Core Bond Division     2007    115,267    15.55-17.97      1,944,836         5.14       0.55-0.90            6.28-6.70
                               2006    130,542    14.58-16.85      2,050,826         4.49       0.00-0.90            2.80-3.20
                               2005    127,263    14.13-16.32      1,949,382         3.77       0.00-0.90            1.11-1.65
                               2004    153,051    13.93-16.08      2,333,785         2.59       0.00-0.90            3.73-4.14
                               2003    186,408    13.38-15.44      2,756,194         3.50       0.00-0.90            5.17-5.61
Russell Aggressive Equity
  Division                     2007    136,128    14.70-22.69      2,763,602         0.37       0.55-0.90            2.49-2.90
                               2006    147,167    14.34-22.05      2,921,227         0.19       0.00-0.90          13.77-14.22
                               2005    154,299    12.61-19.30      2,679,709         0.17       0.00-0.90            5.41-5.83
                               2004    175,705    11.96-18.24      2,912,932         0.16       0.00-0.90          13.71-14.16
                               2003    189,819    10.52-15.98      2,735,905         0.10       0.00-0.90          44.29-44.86

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                                                                          FOR THE YEAR ENDED DECEMBER 31
                                                 AS OF DECEMBER 31              -------------------------------------------------
                                     -----------------------------------------                  EXPENSE(3)
                                                UNIT VALUE(1)                   INVESTMENT(2)     RATIO
                                                  LOWEST TO                         INCOME      LOWEST TO      TOTAL RETURN(4)
                                       UNITS     HIGHEST ($)    NET ASSETS ($)    RATIO (%)    HIGHEST (%)  LOWEST TO HIGHEST (%)
                                     ---------  -------------   --------------  -------------  -----------  ---------------------
Russell Non-US Division        2007    130,428    17.62-20.79      2,662,515         2.53       0.55-0.90            9.13-9.57
                               2006    143,290    16.15-19.01      2,675,610         2.43       0.00-0.90          22.54-23.03
                               2005    156,749    13.18-15.48      2,385,566         1.56       0.00-0.90          12.68-13.12
                               2004    178,514    11.69-13.72      2,410,500         1.87       0.00-0.90          17.24-17.71
                               2003    215,765     9.97-11.68      2,479,537         2.64       0.00-0.90          37.58-38.10
J.P. Morgan Bond Division      2007    234,905    13.58-15.06      3,329,754         7.17       0.55-0.90            0.42-1.33
                               2006    259,967    13.53-14.86      3,654,218         3.94       0.00-0.90            3.21-4.14
                               2005    275,424    13.11-14.27      3,739,303         3.97       0.00-0.90            0.14-1.04
                               2004    130,618    13.09-14.12      1,760,207         3.22       0.00-0.90            3.36-4.29
                               2003    123,078    12.66-13.54      1,596,525         3.43       0.00-0.90            2.78-3.68
J.P. Morgan Small Company
  Division                     2007    188,190    16.52-19.87      3,564,155         0.01       0.55-0.90         (6.52)-(5.67)
                               2006    349,728    17.67-21.18      6,992,621           --       0.00-0.90          13.98-15.01
                               2005    386,091    15.50-18.52      6,777,880           --       0.00-0.90            2.50-3.42
                               2004    391,632    15.13-18.01      6,740,607           --       0.00-0.90          26.03-27.17
                               2003    251,683    12.00-14.24      3,431,255           --       0.00-0.90          34.70-36.00
MSF FI Mid Cap Opportunities
  Division                     2007    443,540     6.37-16.74      2,947,752         0.16       0.55-0.90            7.36-8.33
                               2006    582,298     5.94-15.45      3,608,317         0.00       0.00-0.90          10.86-11.85
                               2005    484,150     5.35-13.81      2,682,912         0.00       0.00-0.90            5.96-6.92
                               2004    583,280     5.05-12.92      3,027,168         0.48       0.00-0.90          16.15-17.19
                               2003    647,063     4.35-11.02      2,867,969           --       0.00-0.90          33.28-34.62
MSF T. Rowe Price Small Cap
  Growth Division              2007    657,664    10.96-15.41      7,570,003           --       0.55-0.90            8.87-9.86
                               2006    607,155    10.07-14.02      6,315,510           --       0.00-0.90            2.97-3.90
                               2005    619,816     9.78-13.50      6,234,867           --       0.00-0.90          10.02-11.01
                               2004    625,307     8.89-12.19      5,676,086           --       0.00-0.90          10.09-11.33
                               2003    693,690     8.07-10.95      5,699,332           --       0.00-0.90          39.66-40.92
MSF T. Rowe Price Large Cap
  Growth Division              2007    349,476    11.67-15.71      4,368,553         0.34       0.55-0.90            8.40-9.39
                               2006    326,614    10.76-14.36      3,749,592         0.32       0.00-0.90          12.23-13.24
                               2005    466,875     9.59-12.68      4,624,866         0.57       0.00-0.90            5.64-6.59
                               2004    497,847     9.08-11.90      4,607,558         0.26       0.00-0.90            8.94-9.93
                               2003    579,476     8.33-10.82      4,919,137         0.12       0.00-0.90          29.59-30.88
MSF Neuberger Berman Mid Cap
  Value Division               2007    220,140    17.74-18.66      3,969,472         0.51       0.55-0.90            2.52-3.45
                               2006    196,697    17.30-17.95      3,447,554         0.48       0.00-0.90          10.46-11.45
                               2005    193,015    15.66-16.19      3,053,375         0.28       0.00-0.90          11.27-12.27
                               2004    149,047    14.08-14.42      2,114,547         0.23       0.00-0.90          21.81-22.91
                               2003     96,783    11.56-11.73      1,123,704         0.19       0.00-0.90          35.32-36.56
MSF FI International Stock
  Division                     2007    231,925    17.97-18.91      4,251,407         1.08       0.55-0.90           9.34-10.33
                               2006    262,114    16.43-17.14      4,374,725         1.56       0.00-0.90          15.45-16.49
                               2005    249,702    14.24-14.71      3,597,553         0.60       0.00-0.90          16.95-18.00
                               2004    190,766    12.17-12.47      2,340,910         1.26       0.00-0.90          17.14-18.19
                               2003    175,973    10.37-10.55      1,836,930         0.51       0.00-0.90          26.87-28.05
MSF Morgan Stanley EAFE Index
  Division                     2007    518,569    17.95-33.14     12,057,487         1.96       0.55-0.90           9.82-10.82
                               2006    451,194    16.20-30.16      9,915,393         1.85       0.00-0.90          24.60-25.72
                               2005    536,803    12.88-24.19      9,143,290         1.68       0.00-0.90          12.24-13.24
                               2004    511,333    11.38-21.54      7,985,328         0.67       0.00-0.90          18.57-19.64
                               2003    445,795     9.51-18.16      6,115,366         0.01       0.00-0.90          37.70-38.81

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                                                                          FOR THE YEAR ENDED DECEMBER 31
                                                 AS OF DECEMBER 31              -------------------------------------------------
                                     -----------------------------------------                  EXPENSE(3)
                                                UNIT VALUE(1)                   INVESTMENT(2)     RATIO
                                                  LOWEST TO                         INCOME      LOWEST TO      TOTAL RETURN(4)
                                       UNITS     HIGHEST ($)    NET ASSETS ($)    RATIO (%)    HIGHEST (%)  LOWEST TO HIGHEST (%)
                                     ---------  -------------   --------------  -------------  -----------  ---------------------
MSF MetLife Stock Index
  Division                     2007  3,903,605    12.92-57.36     81,521,846         1.05       0.55-0.90            4.29-5.23
                               2006  4,165,289    12.28-54.97     84,500,862         1.98       0.00-0.90          14.43-15.46
                               2005  4,641,378    10.63-48.01     81,846,886         1.58       0.00-0.90            3.71-4.64
                               2004  4,958,034    10.16-46.27     85,144,964         0.85       0.00-0.90           9.55-10.53
                               2003  4,946,613     9.19-42.22     78,876,531         0.01       0.00-0.90          22.02-28.22
MSF MetLife Mid Cap Stock
  Index Division               2007     66,473    16.87-20.37      1,251,792         0.76       0.55-0.90            6.81-7.78
                               2006     59,555    15.65-18.90      1,052,524         1.19       0.00-0.90           9.12-10.10
                               2005     52,235    14.22-17.17        838,330         0.73       0.00-0.90          11.28-39.67
                               2004     47,846    12.29-15.15        695,218         0.41       0.00-0.90         (6.72)-16.05
                               2003     22,410    10.91-13.18        279,439         0.07       0.00-0.90          30.99-34.89
MSF BlackRock Large Cap Value
  Division                     2007    307,864    15.71-54.50      9,130,834         0.89       0.55-0.90            2.47-3.39
                               2006    316,215    15.19-53.16      9,354,672         1.27       0.00-0.90          18.26-19.32
                               2005    316,595    12.73-44.93      8,414,323         0.96       0.00-0.90            5.04-5.98
                               2004    316,114    12.01-42.75      8,216,549           --       0.00-0.90          12.39-13.40
                               2003    324,396    10.59-38.02      7,586,675         1.38       0.00-0.90          30.41-35.65
MSF BlackRock Diversified
  Division                     2007    420,566    14.15-50.00      9,765,199         2.54       0.55-0.90            4.95-5.90
                               2006    465,064    13.38-47.62     10,130,762         2.44       0.00-0.90           9.55-10.53
                               2005    510,436    12.13-43.45     10,487,287         1.58       0.00-0.90            2.13-3.05
                               2004    501,929    11.78-42.52     10,240,249         1.90       0.00-0.90            7.54-8.51
                               2003    548,998    10.88-39.52     10,537,825         0.00       0.00-0.90          14.28-20.38
MSF Lehman Brothers Aggregate
  Bond Index Division          2007    662,785    13.24-33.89     12,476,821         4.41       0.55-0.90            5.92-6.87
                               2006    728,785    12.39-31.98     13,148,793         4.36       0.00-0.90            3.07-4.12
                               2005    774,171    11.89-30.98     13,494,810         3.98       0.00-0.90            1.16-2.06
                               2004    773,395    11.65-30.61     13,406,451         2.97       0.00-0.90            3.17-4.10
                               2003    811,587    11.20-29.65     13,820,073         0.08       0.00-0.90            1.15-3.66
MSF BlackRock Strategic Value
  Division                     2007    571,336    14.84-22.35     12,169,644         0.29       0.55-0.90         (4.32)-(3.45)
                               2006    584,701    15.37-23.31     13,035,407         0.30       0.00-0.90          15.69-16.73
                               2005    575,468    13.17-20.11     11,129,744           --       0.00-0.90            3.23-4.15
                               2004    544,826    12.65-19.44     10,210,185           --       0.00-0.90          14.31-15.34
                               2003    518,555    10.96-16.98      8,449,926           --       0.00-0.90          48.96-50.18
MSF Russell 2000 Index
  Division                     2007    311,670    15.04-16.35      4,812,986         0.90       0.55-0.90         (2.40)-(1.51)
                               2006    286,087    15.41-16.60      4,507,590         0.82       0.00-0.90          16.91-17.96
                               2005    274,071    13.18-14.07      3,675,841         0.79       0.00-0.90            3.57-4.50
                               2004    278,388    12.72-13.46      3,592,238         0.43       0.00-0.90          16.71-17.77
                               2003    209,637    10.90-11.43      2,300,275         0.19       0.00-0.90          44.77-46.02
MSF Harris Oakmark Large Cap
  Value Division               2007    333,080    12.48-13.13      4,231,940         0.78       0.55-0.90         (4.65)-(3.79)
                               2006    345,027    13.08-13.64      4,583,868         0.77       0.00-0.90          17.06-18.11
                               2005    351,694    11.18-11.55      3,974,600         0.66       0.00-0.90         (2.26)-(1.38)
                               2004    322,712    11.44-11.71      3,723,621         0.64       0.00-0.90          10.42-11.42
                               2003    392,322    10.28-10.51      4,097,776           --       0.00-0.90          24.33-25.46
MSF BlackRock Legacy Large
  Cap Growth Division          2007    322,539     8.79-14.61      3,067,364         0.20       0.55-0.90          17.65-18.72
                               2006    327,528     7.47-12.30      2,612,755         0.12       0.00-0.90            3.20-4.13
                               2005    321,441     7.24-11.81      2,466,243         0.41       0.00-0.90            6.05-7.00
                               2004    326,113     6.83-11.04      2,333,557           --       0.00-0.90            7.84-8.81
                               2003    327,120     6.33-10.15      2,138,190         0.05       0.00-0.90          33.83-35.17

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                                                                          FOR THE YEAR ENDED DECEMBER 31
                                                 AS OF DECEMBER 31              -------------------------------------------------
                                     -----------------------------------------                  EXPENSE(3)
                                                UNIT VALUE(1)                   INVESTMENT(2)     RATIO
                                                  LOWEST TO                         INCOME      LOWEST TO      TOTAL RETURN(4)
                                       UNITS     HIGHEST ($)    NET ASSETS ($)    RATIO (%)    HIGHEST (%)  LOWEST TO HIGHEST (%)
                                     ---------  -------------   --------------  -------------  -----------  ---------------------
MSF Harris Oakmark Focused
  Value Division               2007    341,782    14.68-17.42      5,629,935         0.59       0.55-0.90         (7.67)-(6.84)
                               2006    388,813    15.76-18.69      6,930,271         0.30       0.00-0.90          11.45-12.45
                               2005    407,084    14.02-16.62      6,499,717         0.05       0.00-0.90           9.06-11.75
                               2004    452,011    12.74-15.11      6,628,393         0.05       0.00-0.90            6.27-9.93
                               2003    493,898    11.59-13.75      6,677,075         0.12       0.00-0.90          31.48-32.71
MSF Davis Venture Value
  Division                     2007    610,268    15.84-16.67      9,918,418         0.80       0.55-0.90            3.64-4.58
                               2006    596,300    15.28-15.94      9,236,966         0.93       0.00-0.90          13.56-14.58
                               2005    516,399    13.46-13.91      7,095,015         0.51       0.00-0.90           9.32-10.30
                               2004    277,400    12.31-12.61      3,443,342         0.54       0.00-0.90          11.36-12.37
                               2003    205,707    11.06-11.22      2,284,513         0.17       0.00-0.90          29.71-30.94
MSF BlackRock Money Market
  Division                     2007  1,215,445    11.63-22.24     17,192,827         4.89       0.55-0.90            4.14-5.08
                               2006  1,288,704    11.07-21.34     17,013,357         4.69       0.00-0.90            3.88-4.81
                               2005  1,349,216    10.56-20.54     17,132,921         2.73       0.00-0.90            1.98-2.89
                               2004  2,059,937    10.26-20.13     25,349,553         0.90       0.00-0.90            0.08-0.99
                               2003  2,759,691    10.16-20.10     33,535,072         1.04       0.00-0.90          (0.10)-0.83
MSF BlackRock Bond Income
  Division                     2007    187,044    12.72-13.38      2,431,627         3.17       0.55-0.90            5.34-6.29
                               2006    199,342    12.08-12.59      2,449,900         5.55       0.00-0.90            3.48-4.41
                               2005    190,536    11.67-12.06      2,254,512         3.89       0.00-0.90            1.50-2.41
                               2004    161,638    11.50-11.78      1,880,656         3.96       0.00-0.90            3.50-4.43
                               2003     89,894    11.11-11.28      1,005,344         3.95       0.00-0.90            4.89-5.87
MSF BlackRock Aggressive
  Growth Division              2007    320,136    13.14-23.18      5,795,267           --       0.55-0.90          19.50-20.58
                               2006    342,898    10.90-19.36      5,219,167           --       0.00-0.90            5.78-6.73
                               2005    374,916    10.21-18.27      5,402,184           --       0.00-0.90           9.72-10.70
                               2004    455,675     9.23-16.62      6,130,342           --       0.00-0.90          11.97-12.98
                               2003    562,001     8.17-14.81      6,463,575           --       0.00-0.90          29.51-30.45
MSF MFS Total Return Division  2007    260,624    14.46-23.03      4,643,661         2.29       0.55-0.90            3.44-4.38
                               2006    282,839    14.21-22.22      4,881,298         3.65       0.00-0.90          11.21-12.21
                               2005    281,072    12.35-19.94      4,415,547         1.83       0.00-0.90            2.20-3.12
                               2004    280,684    11.98-19.48      4,283,512           --       0.00-0.90           9.95-10.94
                               2003    267,110    10.79-17.68      3,706,693         3.26       0.00-0.90          16.90-18.00
MSF Western Asset Management
  U.S. Government Division     2007      1,918  183.05-205.98        367,800         1.19       0.55-0.90            3.42-4.35
                               2006      1,102  177.00-197.39        203,496         3.62       0.00-0.90            3.23-4.16
                               2005        556  171.45-189.50         98,379         1.54       0.00-0.90            0.82-1.72
                               2004        393  170.06-186.29         67,590           --       0.00-0.90            2.79-3.41
MSF MetLife Conservative
  Allocation Division          2007         89         118.09         10,538           --       0.55-0.90                 5.74
                               2006         88         111.68          9,832         3.54       0.00-0.90                 7.25
                               2005         86         104.13          8,992         0.66       0.00-0.90                 4.13
MSF MetLife Conservative to
  Moderate Allocation
  Division                     2007          2         122.74            197           --       0.55-0.90                 5.06
                               2006          4         116.82            474        12.28       0.00-0.90                 9.77
                               2005          1         106.43             86         0.77       0.00-0.90                 6.43
MSF MetLife Moderate
  Allocation Division          2007      1,483         127.44        188,995         0.23       0.55-0.90                 4.55
                               2006      1,499         121.90        182,668         1.29       0.00-0.90                12.18
                               2005        139         108.66         15,070         0.84       0.00-0.90                 8.66

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                                                                          FOR THE YEAR ENDED DECEMBER 31
                                                 AS OF DECEMBER 31              -------------------------------------------------
                                     -----------------------------------------                  EXPENSE(3)
                                                UNIT VALUE(1)                   INVESTMENT(2)     RATIO
                                                  LOWEST TO                         INCOME      LOWEST TO      TOTAL RETURN(4)
                                       UNITS     HIGHEST ($)    NET ASSETS ($)    RATIO (%)    HIGHEST (%)  LOWEST TO HIGHEST (%)
                                     ---------  -------------   --------------  -------------  -----------  ---------------------
MSF MetLife Moderate to
  Aggressive Allocation
  Division                     2007      3,082         132.32        407,790         0.25       0.55-0.90                 4.12
                               2006      2,469         127.08        313,826         0.90       0.00-0.90                14.55
                               2005        335         110.94         37,186         0.78       0.00-0.90                10.94
MSF MetLife Aggressive
  Allocation Division          2007        727         135.38         98,378         0.34       0.55-0.90                 3.48
                               2006        379         130.83         49,554         0.62       0.00-0.90                16.07
                               2005         17         112.72          1,969         0.73       0.00-0.90                12.72
MIST Legg Mason Partners
  Aggressive Growth Division   2007     59,354     8.31-12.46        538,597         0.26       0.55-0.90            1.68-2.60
                               2006     96,700     8.17-12.15        826,860           --       0.00-0.90         (2.47)-(1.60)
                               2005     47,764     8.38-12.34        421,236           --       0.00-0.90          12.83-13.84
                               2004     46,651     7.43-10.84        362,380           --       0.00-0.90            7.85-8.82
                               2003     48,911      6.89-9.96        350,477           --       0.00-0.90          28.75-29.93
MIST RCM Technology Division   2007     83,269     8.36-14.59        753,950           --       0.55-0.90          30.49-31.67
                               2006     45,217     6.40-11.08        326,874           --       0.00-0.90            4.54-5.48
                               2005     77,982     6.13-10.51        504,657           --       0.00-0.90          10.36-11.35
                               2004     52,000      5.55-9.45        304,702           --       0.00-0.90         (5.13)-(4.09)
                               2003     51,401      5.85-9.86        311,410           --       0.00-0.90          56.43-57.97
MIST PIMCO Total Return
  Division                     2007    819,622    12.98-13.65     10,936,368         4.00       0.55-0.90            6.88-7.85
                               2006    844,496    12.14-12.66     10,481,928         2.51       0.00-0.90            3.87-4.80
                               2005    665,767    11.69-12.08      7,928,508         0.06       0.00-0.90            1.55-2.46
                               2004    624,680    11.51-11.79      7,287,799         6.51       0.00-0.90            4.31-5.25
                               2003    671,765    11.04-11.20      7,482,568         2.55       0.00-0.90            3.62-4.50
MIST T. Rowe Price Mid-Cap
  Growth Division              2007    270,595    15.45-17.07      4,293,002         0.21       0.55-0.90          16.80-17.85
                               2006    214,791    13.23-14.48      2,917,869           --       0.00-0.90            5.62-6.56
                               2005    191,552    12.52-13.59      2,445,959           --       0.00-0.90          13.85-14.87
                               2004    158,648    11.00-11.83      1,763,487           --       0.00-0.90          17.10-18.15
                               2003     95,295     9.39-10.01        900,833           --       0.00-0.90          35.87-37.22
MIST Met/AIM Small Cap Growth
  Division                     2007     86,980    14.87-16.11      1,326,638           --       0.55-0.90          10.40-11.40
                               2006     86,128    13.47-14.47      1,186,196           --       0.00-0.90          12.90-13.91
                               2005     79,545    11.93-12.70        964,744           --       0.00-0.90            7.62-8.59
                               2004     72,410    11.08-11.69        812,566           --       0.00-0.90            5.78-6.73
                               2003     71,510    10.48-10.96        754,362           --       0.00-0.90          37.88-39.04
MIST Lazard Mid-Cap Division   2007     56,738    14.38-15.13        839,806         0.69       0.55-0.90         (3.35)-(2.47)
                               2006     57,984    14.87-15.51        881,187         0.45       0.00-0.90          13.85-14.87
                               2005     27,741    13.06-13.50        368,754         0.36       0.00-0.90            7.44-8.40
                               2004     28,005    12.16-12.45        344,156           --       0.00-0.90          13.57-14.60
                               2003     26,423    10.71-10.87        284,663         0.11       0.00-0.90          25.22-26.47
MIST Harris Oakmark
  International Division       2007    459,414    19.36-20.37      9,049,286         1.03       0.55-0.90         (1.75)-(0.86)
                               2006    537,704    19.71-20.55     10,798,665         2.13       0.00-0.90          28.05-29.20
                               2005    335,810    15.39-15.90      5,217,697         0.15       0.00-0.90          13.46-14.48
                               2004    175,927    13.56-13.89      2,402,029         0.03       0.00-0.90          19.72-20.80
                               2003    165,210    11.28-11.50      1,886,703         1.69       0.00-0.90          34.19-35.31
MIST Lord Abbett Growth and
  Income Division              2007    127,046    12.81-16.64      2,045,124         1.12       0.55-0.90            3.08-4.01
                               2006    171,216    12.43-16.09      2,678,344         1.84       0.00-0.90          16.98-18.03
                               2005    197,707    10.62-13.71      2,626,405         1.02       0.00-0.90            2.75-3.68
                               2004    232,871    10.34-13.29      2,998,131         0.46       0.00-0.90          12.93-13.95
                               2003    257,105     9.16-11.73      2,898,835         1.33       0.00-0.90          28.22-29.36

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                                                                          FOR THE YEAR ENDED DECEMBER 31
                                                 AS OF DECEMBER 31              -------------------------------------------------
                                     -----------------------------------------                  EXPENSE(3)
                                                UNIT VALUE(1)                   INVESTMENT(2)     RATIO
                                                  LOWEST TO                         INCOME      LOWEST TO      TOTAL RETURN(4)
                                       UNITS     HIGHEST ($)    NET ASSETS ($)    RATIO (%)    HIGHEST (%)  LOWEST TO HIGHEST (%)
                                     ---------  -------------   --------------  -------------  -----------  ---------------------
MIST Lord Abbett Mid-Cap
  Value Division               2007    128,453    19.19-23.38      2,896,558         0.97       0.55-0.90          (0.01)-0.90
                               2006    145,153    19.19-23.17      3,243,190         0.71       0.00-0.90          11.49-12.49
                               2005    282,587    17.21-20.65      5,364,769         0.56       0.00-0.90            7.32-8.28
                               2004    317,812    16.04-19.18      5,619,084         0.49       0.00-0.90          21.45-22.54
                               2003    325,257    13.21-15.73      4,702,696         1.10       0.00-0.90          27.85-28.93
MIST MFS Research
  International Division       2007    256,410    16.54-19.12      4,696,596         1.45       0.55-0.90          12.59-13.60
                               2006    203,764    14.70-16.93      3,359,685         1.82       0.00-0.90          25.78-26.91
                               2005    252,773    11.68-13.41      3,323,842         0.52       0.00-0.90          15.73-16.77
                               2004    298,069    10.09-11.55      3,376,024           --       0.00-0.90          16.23-17.28
                               2003    353,269      8.69-9.90      3,417,761         0.71       0.00-0.90          23.37-24.47
MIST Neuberger Berman Real
  Estate Division              2007     11,658  167.58-173.19      1,980,865         1.24       0.55-0.90       (15.56)-(14.79)
                               2006     13,311  198.46-203.25      2,678,294         1.08       0.00-0.90          36.67-37.90
                               2005     10,429  145.21-147.40      1,528,779           --       0.00-0.90          12.60-13.61
                               2004      1,665  128.97-129.74        215,065         3.26       0.00-0.90          28.98-29.74
MIST Lord Abbett Bond
  Debenture Division           2007     45,574  209.67-232.79      9,857,713         5.73       0.55-0.90            5.89-6.85
                               2006     54,196  198.01-217.87     11,013,266         6.41       0.00-0.90            8.38-9.35
                               2005     47,167  182.69-199.23      8,816,674         4.67       0.00-0.90            0.90-1.81
                               2004    666,855   10.21-195.69      8,156,879         6.51       0.00-0.90            6.99-9.61
                               2003    685,443     9.32-13.10      7,737,904         6.37       0.00-0.90          26.11-27.33
MIST Oppenheimer Capital
  Appreciation Division        2007         48         115.51          5,537         0.16       0.55-0.90                14.45
                               2006         16         100.93          1,570         0.43       0.00-0.90                 7.81
                               2005          7          93.61            611         0.01       0.00-0.90                 9.86
American Funds Growth
  Division                     2007  1,743,283    17.04-17.98     30,283,894         0.77       0.55-0.90          11.34-12.35
                               2006  1,946,707    15.30-16.01     30,329,365         0.83       0.00-0.90           9.24-10.22
                               2005  1,610,626    14.01-14.52     22,889,304         0.73       0.00-0.90          15.16-16.19
                               2004  1,394,808    12.17-12.50     17,146,965         0.19       0.00-0.90          11.49-12.50
                               2003    939,452    10.91-11.11     10,298,184         0.17       0.00-0.90          35.55-36.84
American Funds Growth-Income
  Division                     2007  1,169,131    14.70-15.46     17,510,421         1.55       0.55-0.90            4.10-5.04
                               2006  1,282,556    14.12-14.72     18,382,945         1.63       0.00-0.90          14.18-15.20
                               2005  1,161,565    12.36-12.78     14,521,091         1.31       0.00-0.90            4.89-5.83
                               2004  1,270,481    11.79-12.07     15,128,746         1.09       0.00-0.90           9.39-10.37
                               2003    660,092    10.78-10.94      7,145,490         1.39       0.00-0.90          31.25-32.43
American Funds Global Small
  Capitalization Division      2007    295,374    25.69-27.39      7,753,257         2.93       0.55-0.90          20.34-21.43
                               2006    296,547    21.34-22.55      6,438,957         0.48       0.00-0.90          22.95-24.05
                               2005    354,785    17.36-18.18      6,255,272         0.91       0.00-0.90          24.24-25.35
                               2004    325,647    13.97-14.50      4,596,721           --       0.00-0.90          19.80-20.88
                               2003    210,796    11.66-12.00      2,470,138         0.24       0.00-0.90          52.07-53.56

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



6.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)
  (1.) The company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.


  (2.) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Division invests.

  (3.) These amounts represent the annualized policy expenses of the Separate
       Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

  (4.) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS

              for the Years Ended December 31, 2007, 2006 and 2005 and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of General American Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans as required by accounting guidance adopted on December 31, 2006.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 14, 2008

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                    2007      2006
                                                                  -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $16,422 and $15,282,
     respectively)..............................................  $17,317   $16,134
  Equity securities available-for-sale, at estimated fair value
     (cost: $187 and $205, respectively)........................      168       210
  Mortgage loans on real estate.................................    1,073       971
  Policy loans..................................................    2,716     2,664
  Real estate and real estate joint ventures held-for-
     investment.................................................       55        56
  Other limited partnership interests...........................       33        20
  Short-term investments........................................      312       435
  Other invested assets.........................................    4,735     4,068
                                                                  -------   -------
     Total investments..........................................   26,409    24,558
Cash and cash equivalents.......................................      507       357
Accrued investment income.......................................      185       183
Premiums and other receivables..................................    3,482     3,256
Deferred policy acquisition costs and value of business
  acquired......................................................    3,650     3,388
Current income tax recoverable..................................       86       168
Other assets....................................................      327       339
Separate account assets.........................................    2,097     2,210
                                                                  -------   -------
     Total assets...............................................  $36,743   $34,459
                                                                  =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits........................................  $11,285   $10,291
  Policyholder account balances.................................   10,791    10,398
  Other policyholder funds......................................    2,492     2,202
  Policyholder dividends payable................................      102       108
  Short-term debt -- affiliated.................................       50        --
  Long-term debt................................................      628       408
  Collateral financing arrangements.............................      850       850
  Junior subordinated debt securities...........................      399       399
  Shares subject to mandatory redemption........................      159       159
  Deferred income tax liability.................................      973     1,022
  Payables for collateral under securities loaned and other
     transactions...............................................    1,438     1,642
  Other liabilities.............................................    2,201     1,736
  Separate account liabilities..................................    2,097     2,210
                                                                  -------   -------
     Total liabilities..........................................   33,465    31,425
                                                                  -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 14)
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share; 5,000,000 shares
  authorized; 3,000,000 shares issued and outstanding...........        3         3
Additional paid-in capital......................................    1,849     1,839
Retained earnings...............................................      969       775
Accumulated other comprehensive income..........................      457       417
                                                                  -------   -------
     Total stockholder's equity.................................    3,278     3,034
                                                                  -------   -------
     Total liabilities and stockholder's equity.................  $36,743   $34,459
                                                                  =======   =======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                             2007     2006     2005
                                                            ------   ------   ------
REVENUES
Premiums..................................................  $5,218   $4,647   $4,179
Universal life and investment-type product policy fees....     188      226      149
Net investment income.....................................   1,419    1,302    1,171
Other revenues............................................     104       67       57
Net investment gains (losses).............................    (268)     (14)      57
                                                            ------   ------   ------
     Total revenues.......................................   6,661    6,228    5,613
                                                            ------   ------   ------
EXPENSES
Policyholder benefits and claims..........................   4,474    3,935    3,714
Interest credited to policyholder account balances........     409      405      374
Policyholder dividends....................................     163      170      171
Other expenses............................................   1,293    1,361    1,147
                                                            ------   ------   ------
     Total expenses.......................................   6,339    5,871    5,406
                                                            ------   ------   ------
Income before provision for income tax....................     322      357      207
Provision for income tax..................................     123      125       66
                                                            ------   ------   ------
Net income................................................  $  199   $  232   $  141
                                                            ======   ======   ======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                                          ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                        -----------------------------------------
                                                                              NET          FOREIGN       DEFINED
                                                ADDITIONAL                UNREALIZED       CURRENCY      BENEFIT
                                       COMMON     PAID-IN    RETAINED     INVESTMENT     TRANSLATION      PLANS
                                       STOCK      CAPITAL    EARNINGS   GAINS (LOSSES)    ADJUSTMENT   ADJUSTMENT    TOTAL
                                      -------   ----------   --------   --------------   -----------   ----------   -------
Balance at January 1, 2005..........  $     3    $  1,843     $  428      $       356    $        38    $      (6)  $ 2,662
Sale of subsidiary..................                    7                                                                 7
Equity transactions of majority
  owned subsidiary..................                  (14)                                                              (14)
Dividends on common stock...........                             (13)                                                   (13)
Comprehensive income:
  Net income........................                             141                                                    141
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.......                                               75                                    75
     Foreign currency translation
       adjustments, net of income
       tax..........................                                                               3                      3
     Additional minimum pension
       liability adjustment, net of
       income tax...................                                                                            2         2
                                                                                                                    -------
     Other comprehensive income
       (loss).......................                                                                                     80
                                                                                                                    -------
  Comprehensive income..............                                                                                    221
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at December 31, 2005........        3       1,836        556              431             41           (4)    2,863
Sale of subsidiary..................                   (9)                                                               (9)
Equity transactions of majority
  owned subsidiary..................                   12                                                                12
Dividends on common stock...........                             (13)                                                   (13)
Comprehensive income:
  Net income........................                             232                                                    232
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.......                                              (62)                                  (62)
     Foreign currency translation
       adjustments, net of income
       tax..........................                                                              11                     11
     Additional minimum pension
       liability adjustment, net of
       income tax...................                                                                            1         1
                                                                                                                    -------
     Other comprehensive income
       (loss).......................                                                                                    (50)
                                                                                                                    -------
  Comprehensive income..............                                                                                    182
                                                                                                                    -------
  Adoption of SFAS 158, net of
     income tax.....................                                                                           (1)       (1)
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at December 31, 2006........        3       1,839        775              369             52           (4)    3,034
Cumulative effect of a change in
  accounting principle, net of
  income tax (Note 1)...............                              (5)                                                    (5)
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at January 1, 2007..........        3       1,839        770              369             52           (4)    3,029
Equity transactions of majority
  owned subsidiary..................                   10                                                                10
Comprehensive income:
  Net income........................                             199                                                    199
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.......                                              (21)                                  (21)
     Foreign currency translation
       adjustments, net of income
       tax..........................                                                              60                     60
     Defined benefit plans
       adjustment, net of income
       tax..........................                                                                            1         1
                                                                                                                    -------
     Other comprehensive income
       (loss).......................                                                                                     40
                                                                                                                    -------
  Comprehensive income..............                                                                                    239
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at December 31, 2007........       $3      $1,849       $969             $348           $112          $(3)   $3,278
                                      =======    ========     ======      ===========    ===========    =========   =======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                            2007      2006      2005
                                                          -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..............................................  $   199   $   232   $   141
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Depreciation and amortization expenses.............        7         8        12
     Amortization of premiums and accretion of discounts
       associated with investments, net.................      (33)      (13)      (11)
     (Gains) losses from sales of investments and
       businesses, net..................................      268        14       (57)
     Interest credited to policyholder account
       balances.........................................      409       405       374
     Universal life and investment-type product policy
       fees.............................................     (188)     (226)     (149)
     Change in premiums and other receivables...........     (226)     (511)      (25)
     Change in deferred policy acquisition costs, net...     (339)     (306)     (219)
     Change in insurance-related liabilities............    1,348       963       874
     Change in income tax payable.......................       65       194       (14)
     Change in other assets.............................      117        87       (93)
     Change in other liabilities........................      432        97        52
     Other, net.........................................        3       (24)       (2)
                                                          -------   -------   -------
Net cash provided by operating activities...............    2,062       920       883
                                                          -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..........................    2,974     4,623     5,353
     Equity securities..................................       34        68        --
     Mortgage loans on real estate......................       26        87       194
     Real estate and real estate joint ventures.........        1        --         6
     Other limited partnership interests................        1         5         2
  Purchases of:
     Fixed maturity securities..........................   (4,116)   (6,056)   (6,686)
     Equity securities..................................      (12)      (40)      (28)
     Mortgage loans on real estate......................     (129)     (160)      (38)
     Real estate and real estate joint ventures.........       (1)       (3)       (1)
     Other limited partnership interests................      (19)       --        --
  Net change in short-term investments..................      123      (282)      (67)
  Proceeds from sales of businesses, net of cash
     disposed of $0, $5 and $0, respectively............       --        71        37
  Net change in other invested assets...................     (976)     (705)     (521)
  Other, net............................................      (43)      (50)      (18)
                                                          -------   -------   -------
Net cash used in investing activities...................  $(2,137)  $(2,442)  $(1,767)
                                                          -------   -------   -------




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                             2007     2006     2005
                                                            ------   ------   ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................  $1,147   $1,446   $1,424
     Withdrawals..........................................    (986)    (828)    (953)
  Net change in payables for collateral under securities
     loaned and other transactions........................    (204)     259      (78)
  Net change in short-term debt -- affiliated.............      50       --       --
  Long-term debt issued...................................     297       --       --
  Long-term debt repaid...................................     (79)    (100)      (3)
  Collateral financing arrangements issued................      --      850       --
  Capital contribution from parent from sales of
     subsidiaries, net....................................      --       --        7
  Junior subordinated debt securities issued..............      --       --      397
  Dividends on common stock...............................      --      (13)     (13)
  Debt issuance costs.....................................      --      (13)      (6)
  Other, net..............................................      --       10        5
                                                            ------   ------   ------
Net cash provided by financing activities.................     225    1,611      780
                                                            ------   ------   ------
Change in cash and cash equivalents.......................     150       89     (104)
Cash and cash equivalents, beginning of year..............     357      268      372
                                                            ------   ------   ------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $  507   $  357   $  268
                                                            ======   ======   ======
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Interest.............................................  $  129   $   73   $   48
                                                            ======   ======   ======
     Income tax...........................................  $  (85)  $   --   $  143
                                                            ======   ======   ======
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed....................................  $   --   $  321   $   40
       Less: liabilities disposed.........................      --      236        3
                                                            ------   ------   ------
       Net assets disposed................................      --       85       37
       Less: cash disposed................................      --        5       --
                                                            ------   ------   ------
       Business dispositions, net of cash disposed........  $   --   $   80   $   37
                                                            ======   ======   ======
     Return of capital to parent from sale of subsidiary..  $   --   $   (9)  $   --
                                                            ======   ======   ======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (collectively the "Company"), is a wholly-owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. GenAmerica is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in forty-nine states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, Africa and Australia.

     On May 1, 2006, the Company sold its wholly-owned subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, MetLife. Immediately following the sale, Paragon was merged with and into MLIC. Paragon is included in the accompanying consolidated financial statements until the date of its sale. See Note 2.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American and its subsidiaries, including Reinsurance Group of America, Incorporated ("RGA"). Intercompany accounts and transactions have been eliminated.

     General American owned approximately 52% of RGA in 2007 and 53% in 2006 and 2005. See Note 14.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1,534 million and $1,347 million at December 31, 2007 and 2006, respectively.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2007 presentation. Such reclassifications include $850 million relating to long-term debt reclassified to collateral financing arrangements on the consolidated balance sheet at December 31, 2006 and the consolidated statement of cash flows for the year ended December 31, 2006. See Note 10 for a description of the transaction.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the fair value of investments in the absence of quoted market values;

          (ii)  investment impairments;

          (iii) the recognition of income on certain investments;

          (iv) the application of the consolidation rules to certain investments;

          (v)   the fair value of and accounting for derivatives;

          (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (vii) the liability for future policyholder benefits;

          (viii) accounting for income taxes and the valuation of deferred tax assets;

          (ix)  accounting for reinsurance transactions;

          (x)   accounting for employee benefit plans; and

          (xi)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. For its cost method investments, the Company follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies, and equal to the net statutory reserves, are withheld and continue to be legally owned by the ceding companies. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the treaty terms which may be contractually specified or directly related to the investment portfolio and records it in net investment income. Other invested assets also include stand-alone derivatives with positive fair values and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain structured investment transactions, real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

          The use of different methodologies and assumptions as to the determination of the fair value of investments, the timing and amount of impairments, the recognition of income, or consolidation of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards and futures, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts, as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses) or interest credited to policyholder balances. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) or interest credited to policyholder balances. Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) or interest credited to policyholder account balances, if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $106 million and $105 million at December 31, 2007 and 2006, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $71 million at both December 31, 2007 and 2006, respectively. Related depreciation and amortization expense was $7 million for each of the years ended December 31, 2007, 2006 and 2005.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $59 million and $56 million at December 31, 2007 and 2006, respectively. Accumulated amortization of capitalized software was $37 million and $30 million at December 31, 2007 and 2006, respectively. Related amortization expense was $7 million, $6 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts, future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements", effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair value is determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3% to 7%.

     Participating business represented approximately 30% and 31% of General American's life insurance in-force, and 52% and 56% of the number of its life insurance policies in-force, at December 31, 2007 and 2006, respectively. Participating policies represented approximately 95%, 99% and 98% of gross life insurance premiums for the years ended December 31, 2007, 2006 and 2005, respectively. Total premiums for General American were $302 million, $299 million and $311 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities is 5%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's 500 Index experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments and (ii) credited interest, ranging from 3% to 6%, less expenses, mortality charges, and withdrawals.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Policyholder Dividends

     Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

  Income Taxes

     General American joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non-includable subsidiaries file either a separate individual corporate tax returns or separate consolidated tax returns.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii)  future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv)  tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 13) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements", the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms. These benefit plans are accounted for following the guidance outlined in Statement of Financial Accounting Standards ("SFAS") No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits -- An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r) ("SFAS 158"). The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized a $6 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits, offset by $11 million of minority interest, resulting in no corresponding change to the January 1, 2007 balance of retained earnings. See also Note 13.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants ("AICPA") issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of ($5) million, net of income tax of ($3) million, which was recorded as a reduction to retained earnings.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

          (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

          (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

          (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

          (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

          (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $1 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 15.

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging ("SFAS 133"), and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

            (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

            (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

            (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively Emerging Issues Task Force ("EITF") Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Effective January 1, 2008, the Company adopted SFAS 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS 157 changes the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as well as changing the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company's own credit standing in their valuation. While the Company does not expect such changes in valuation to have a material impact on the Company's financial statements at January 1, 2008, the addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option is generally applied on an instrument-by-instrument basis and is generally an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments. Accordingly, there was no impact on the Company's retained earnings or equity as of January 1, 2008.

     In June 2007, the AICPA issued SOP 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies ("SOP 07-1") . Upon adoption of SOP 07-1, the Company must also adopt the provisions of FASB Staff Position No. FIN 46(r)-7, Application of FASB Interpretation No. 46 to Investment Companies ("FSP FIN 46(r)-7"), which permanently exempts investment companies from applying the provisions of FIN No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51, and its December 2003 revision ("FIN 46(r)") to investments carried at fair value. SOP 07-1 provides guidance for determining whether an entity falls within the scope of the AICPA Audit and Accounting Guide Investment Companies and whether investment company accounting should be retained by a parent company upon

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES consolidation of an investment company subsidiary or by an equity method investor in an investment company. In certain circumstances, SOP 07-1 precludes retention of specialized accounting for investment companies (i.e., fair value accounting), when similar direct investments exist in the consolidated group and are measured on a basis inconsistent with that applied to investment companies. Additionally, SOP 07-1 precludes retention of specialized accounting for investment companies if the reporting entity does not distinguish through documented policies the nature and type of investments to be held in the investment companies from those made in the consolidated group where other accounting guidance is being applied. In February 2008, the FASB issued FSP No. SOP 7-1-1, Effective Date of AICPA Statement of Position 07-1, which delays indefinitely the effective date of SOP 07-1. The Company is closely monitoring further FASB developments.

     In May 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. FSP 39-1 applies to fiscal years beginning after November 15, 2007. FSP 39-1 will be applied retrospectively, unless it is impracticable to do so. Upon adoption of FSP 39-1, the Company is permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 will not have an impact on the Company's financial statements.

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160") which are effective for fiscal years beginning after December 15, 2008. Under SFAS 141(r) and SFAS 160:

     - All business combinations (whether full, partial, or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company is currently evaluating the impact of SFAS 141(r) on its accounting for future acquisitions and the impact of SFAS 160 on its consolidated financial statements.

  Other

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company is currently evaluating the impact of SFAS 161 on its consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact of FSP 140-3 on its consolidated financial statements.

     In January 2008, the FASB cleared SFAS 133 Implementation Issue E23, Clarification of the Application of the Shortcut Method ("Issue E23"). Issue E23 amends SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception, as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities would not be precluded from assuming no ineffectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. Issue E23 is effective for hedging relationships designated on or after January 1, 2008. The Company does not expect the adoption of Issue E23 to have a material impact on its consolidated financial statements.

     In December 2007, the FASB ratified as final the consensus on EITF Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6"). EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. The consensus concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. EITF 07-6 applies prospectively to new arrangements entered into and assessments on existing transactions performed in fiscal years beginning after December 15, 2008. The Company does not expect the adoption of EITF 07-6 to have a material impact on its consolidated financial statements.

2.  DISPOSITIONS

     On May 1, 2006, the Company sold Paragon to its ultimate parent, MetLife. The Company received consideration of $71 million, net of cash sold of $5 million. Immediately following the sale, MetLife merged Paragon with and into MLIC. The amount received below book value was recorded as a return of capital to MLIC of $9 million. Total assets and total liabilities of Paragon at December 31, 2005 were $727 million and $643 million, respectively. Total revenues of Paragon included in the Company's consolidated revenues were $23 million and $61 million for the years ended December 31, 2006 and 2005, respectively.

     In March 2005, the Company sold its White Oak and Krisman subsidiaries to MLIC for consideration of $44 million. The amount received above book value was recorded as a capital contribution from MLIC of $7 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Total assets and total liabilities of the entities sold at December 31, 2004 were $40 million and $3 million, respectively. Total revenues of the entities sold included in the Company's consolidated revenues were less than $1 million for the year ended December 31, 2005.

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                       DECEMBER 31, 2007
                                        ----------------------------------------------
                                                        GROSS
                                         COST OR      UNREALIZED
                                        AMORTIZED   -------------    ESTIMATED    % OF
                                           COST      GAIN    LOSS   FAIR VALUE   TOTAL
                                        ---------   ------   ----   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities.............   $ 5,940    $  129   $163     $ 5,906     34.1%
Foreign government securities.........     2,486       868      8       3,346     19.3
Residential mortgage-backed
  securities..........................     3,142        25     26       3,141     18.2
Foreign corporate securities..........     1,986       170     39       2,117     12.2
Commercial mortgage-backed
  securities..........................     1,517        20     19       1,518      8.8
Asset-backed securities...............       820         2     48         774      4.5
U.S. Treasury/agency securities.......       372        14     --         386      2.2
State and political subdivision
  securities..........................        56        --      1          55      0.3
Other fixed maturity securities.......       103        --     29          74      0.4
                                         -------    ------   ----     -------    -----
  Total fixed maturity securities.....   $16,422    $1,228   $333     $17,317    100.0%
                                         =======    ======   ====     =======    =====
Non-redeemable preferred stocks.......   $   159    $    2   $ 21     $   140     83.3%
Common stocks.........................        28        --     --          28     16.7
                                         -------    ------   ----     -------    -----
  Total equity securities.............   $   187    $    2   $ 21     $   168    100.0%
                                         =======    ======   ====     =======    =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                       DECEMBER 31, 2006
                                        ----------------------------------------------
                                                        GROSS
                                         COST OR      UNREALIZED
                                        AMORTIZED   -------------    ESTIMATED    % OF
                                           COST      GAIN    LOSS   FAIR VALUE   TOTAL
                                        ---------   ------   ----   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities.............   $ 5,714    $  153   $ 71     $ 5,796     35.9%
Foreign government securities.........     1,947       687      5       2,629     16.3
Residential mortgage-backed
  securities..........................     3,158        13     33       3,138     19.5
Foreign corporate securities..........     1,519       153     13       1,659     10.3
Commercial mortgage-backed
  securities..........................     1,259        14     14       1,259      7.8
Asset-backed securities...............       854         4      2         856      5.3
U.S. Treasury/agency securities.......       657         3      5         655      4.1
State and political subdivision
  securities..........................        72         1      1          72      0.4
Other fixed maturity securities.......       102        --     32          70      0.4
                                         -------    ------   ----     -------    -----
  Total fixed maturity securities.....   $15,282    $1,028   $176     $16,134    100.0%
                                         =======    ======   ====     =======    =====
Non-redeemable preferred stocks.......   $   191    $    4   $  2     $   193     91.9%
Common stocks.........................        14         3     --          17      8.1
  Total equity securities.............   $   205    $    7   $  2     $   210    100.0%
                                         =======    ======   ====     =======    =====



     The Company held foreign currency derivatives with notional amounts of $839 million and $670 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2007 and 2006, respectively.

     The Company is not exposed to any significant concentrations of credit risk in its equity securities portfolio. The Company is exposed to concentrations of credit risk related to U.S. Treasury securities and obligations of U.S. government corporations and agencies. Additionally, at December 31, 2007 and 2006, the Company had exposure to fixed maturity securities backed by sub-prime mortgages with estimated fair values of $285 million and $349 million, respectively, and unrealized losses of $28 million and less than $1 million, respectively. These securities are classified within asset-backed securities in the immediately preceding table. At December 31, 2007, 14% have been guaranteed by financial guarantors, of which 27% was guaranteed by financial guarantors who remain Aaa rated through March 2008. Overall, at December 31, 2007, $729 million of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantors of which $375 million, $227 million and $127 million at December 31, 2007, are included within asset-backed securities, corporate securities and state and political subdivision securities, respectively, and 86% were guaranteed by financial guarantors who remained Aaa rated through March 2008.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $488 million and $452 million at December 31, 2007 and 2006, respectively. These securities had net unrealized gains of $4 million and $18 million at December 31, 2007 and 2006, respectively. Non-income producing fixed maturity securities were less than $1 million at December 31, 2007. There were no non-income producing fixed maturity securities at December 31, 2006. Net unrealized gains associated with non-income producing fixed maturity securities were less than $1 million at December 31, 2007.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................   $   269      $   276     $   326      $   331
Due after one year through five years...     2,290        2,348       2,052        2,103
Due after five years through ten years..     2,615        2,668       2,649        2,680
Due after ten years.....................     5,769        6,592       4,984        5,767
                                           -------      -------     -------      -------
  Subtotal..............................    10,943       11,884      10,011       10,881
Mortgage-backed and other asset-backed
  securities............................     5,479        5,433       5,271        5,253
                                           -------      -------     -------      -------
  Total fixed maturity securities.......   $16,422      $17,317     $15,282      $16,134
                                           =======      =======     =======      =======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Proceeds............................................  $2,572   $3,989   $5,608
Gross investment gains..............................  $   36   $   47   $   99
Gross investment losses.............................  $  (59)  $  (67)  $  (65)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                  DECEMBER 31, 2007
                                     ---------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                                                         THAN
                                       LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     -----------------------   -----------------------   -----------------------
                                                     GROSS                     GROSS                     GROSS
                                      ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                     FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........    $1,914        $105        $1,048        $ 58        $2,962        $163
Foreign government securities......       231           3           101           5           332           8
Residential mortgage-backed
  securities.......................       690          14           705          12         1,395          26
Foreign corporate securities.......       510          23           254          16           764          39
Commercial mortgage-backed
  securities.......................       154           6           529          13           683          19
Asset-backed securities............       557          37           117          11           674          48
U.S. Treasury/agency securities....         1          --            --          --             1          --
State and political subdivision
  securities.......................        28           1            15          --            43           1
Other fixed maturity securities....        74          29            --          --            74          29
                                       ------        ----        ------        ----        ------        ----
  Total fixed maturity securities..    $4,159        $218        $2,769        $115        $6,928        $333
                                       ======        ====        ======        ====        ======        ====
Equity securities..................    $   92        $ 19        $   15        $  2        $  107        $ 21
                                       ======        ====        ======        ====        ======        ====
Total number of securities in an
  unrealized loss position.........     1,160                       607
                                       ======                    ======




                                                                  DECEMBER 31, 2006
                                     ---------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                                                         THAN
                                       LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     -----------------------   -----------------------   -----------------------
                                                     GROSS                     GROSS                     GROSS
                                      ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                     FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........    $1,397         $19        $1,322        $ 52        $2,719        $ 71
Foreign government securities......       267           4            31           1           298           5
Residential mortgage-backed
  securities.......................       855           7         1,267          26         2,122          33
Foreign corporate securities.......       407           8           139           5           546          13
Commercial mortgage-backed
  securities.......................       319           1           508          13           827          14
Asset-backed securities............       272           1            60           1           332           2
U.S. Treasury/agency securities....       458           4            60           1           518           5
State and political subdivision
  securities.......................        29          --            13           1            42           1
Other fixed maturity securities....        71          32            --          --            71          32
                                       ------         ---        ------        ----        ------        ----
  Total fixed maturity securities..    $4,075         $76        $3,400        $100        $7,475        $176
                                       ======         ===        ======        ====        ======        ====
Equity securities..................    $   49         $ 1        $   16        $  1        $   65        $  2
                                       ======         ===        ======        ====        ======        ====
Total number of securities in an
  unrealized loss position.........       907                       676
                                       ======                    ======


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2007
                                          ------------------------------------------------------------
                                           COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                 COST                 LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................    $2,388     $159       $ 94       $43       550        88
Six months or greater but less than nine
  months................................     1,243       10         64         3       340         8
Nine months or greater but less than
  twelve months.........................       715       --         40        --       186        --
Twelve months or greater................     2,864       10        107         3       595         4
                                            ------     ----       ----       ---
  Total.................................    $7,210     $179       $305       $49
                                            ======     ====       ====       ===




                                                                DECEMBER 31, 2006
                                          ------------------------------------------------------------
                                           COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                 COST                 LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................    $3,369      $ 8       $ 58       $ 2       621         4
Six months or greater but less than nine
  months................................       184       --          3        --        78        --
Nine months or greater but less than
  twelve months.........................       640       --         14        --       204        --
Twelve months or greater................     3,516        1        101        --       675         1
                                            ------      ---       ----       ---
  Total.................................    $7,709      $ 9       $176       $ 2
                                            ======      ===       ====       ===



     At December 31, 2007 and 2006, $305 million and $176 million, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 4% and 2%, respectively, of the cost or amortized cost of such securities.

     At December 31, 2007, $49 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 27% of the cost or amortized cost of such securities. Of such unrealized losses of $49 million, $43 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2006, $2 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 22% of the cost or amortized cost of such securities. All such unrealized losses related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held no fixed maturity and equity securities with a gross unrealized loss at December 31, 2007 of greater than $10 million. The Company held one fixed maturity security with a gross unrealized loss at December 31, 2006 of equal to or greater than $10 million. This security represented 6%, or $10 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2007 and 2006, the Company had $354 million and $178 million, respectively, of gross unrealized losses related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
SECTOR:
U.S. corporate securities....................................    46%    40%
Asset-backed securities......................................    14      1
Foreign corporate securities.................................    11      7
Residential mortgage-backed securities.......................     7     19
Commercial mortgage-backed securities........................     5      8
Other........................................................    17     25
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===
INDUSTRY:
Finance......................................................    37%    11%
Asset-backed.................................................    14      1
Mortgage-backed..............................................    12     27
Utility......................................................     8     13
Industrial...................................................     6     16
Government...................................................     2      6
Other........................................................    21     26
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in interest rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,372 million and $1,566 million and an estimated fair value of $1,392 million and $1,587 million were on loan under the program at December 31, 2007 and 2006, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $1,434 million and $1,640 million at December 31, 2007 and 2006, respectively. There was no security collateral on deposit from customers in connection with the securities lending transactions at December 31, 2007 and 2006.

  ASSETS ON DEPOSIT AND HELD IN TRUST AND ASSETS PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $1,368 million and $1,009 million at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity securities. Company securities held in trust to satisfy collateral requirements had a cost or amortized cost of $2,307 million and $2,228 million at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity and equity securities.

     Certain of the Company's fixed maturity securities are pledged as
collateral for various derivative transactions as described in            Note
4.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Commercial mortgage loans.....................  $1,033      96%     $925       95%
Agricultural mortgage loans...................      42       4        46        5
                                                ------     ---      ----      ---
  Total.......................................   1,075     100%      971      100%
                                                           ===                ===
Less: Valuation allowances....................       2                --
                                                ------              ----
  Mortgage loans on real estate...............  $1,073              $971
                                                ======              ====



     Mortgage loans on real estate are collateralized by properties primarily located in the United States. At December 31, 2007, 22%, 12% and 7% of the value of the Company's mortgage loans on real estate were collateralized by property located in California, Florida and Illinois, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage loans on real estate is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2007      2006      2005
                                                         ----      ----      ----
                                                               (IN MILLIONS)
Balance at January 1,..................................   $--       $ 1       $ 3
Additions..............................................     2        --        --
Deductions.............................................    --        (1)       (2)
                                                          ---       ---       ---
Balance at December 31,................................   $ 2       $--       $ 1
                                                          ===       ===       ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Impaired loans with valuation allowances.....................   $6     $ 6
Less: Valuation allowances on impaired loans.................    2      --
                                                                --     ---
  Impaired loans.............................................   $4     $ 6
                                                                ==     ===



     The average investment on impaired loans was $6 million, $1 million and $3 million for the years ended December 31, 2007, 2006 and 2005, respectively. Interest income on impaired loans was less than $1 million for each of the years ended December 31, 2007, 2006 and 2005.

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Real estate..................................................  $ 68   $ 68
Accumulated depreciation.....................................   (16)   (14)
                                                               ----   ----
Net real estate..............................................    52     54
Real estate joint ventures...................................     3      2
                                                               ----   ----
  Total real estate holdings.................................  $ 55   $ 56
                                                               ====   ====



     All of the Company's real estate holdings are classified as held-for-investment. Related depreciation expense on real estate was $2 million, $1 million and $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................    $37       67%      $37       66%
Industrial....................................     16       29        17       30
Retail........................................      2        4         2        4
                                                  ---      ---       ---      ---
  Total real estate holdings..................    $55      100%      $56      100%
                                                  ===      ===       ===      ===



     The Company's real estate holdings are located in the United States. At December 31, 2007, 95% of the Company's real estate holdings were located in California.

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that make private equity investments in companies in the United States and overseas) was $33 million and $20 million at December 31, 2007 and 2006, respectively. Included within other limited partnership interests at December 31, 2007 are $9 million of hedge funds. The Company had no hedge funds included within other limited partnership interests at December 31, 2006. For the year ended December 31, 2007, net investment

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES income from other limited partnership interests included a loss of less than $1 million, related to hedge funds. The Company did not have net investment income from other limited partnership interests related to hedge funds for the years ended December 31, 2006 and 2005.

  FUNDS WITHHELD AT INTEREST

     Funds withheld at interest, included in other invested assets, were $4,508 million and $3,806 million at December 31, 2007 and 2006, respectively.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Fixed maturity securities...........................  $  951   $  864   $  772
Equity securities...................................      15       16       11
Mortgage loans on real estate.......................      65       63       75
Policy loans........................................     164      154      159
Real estate and real estate joint ventures..........      11       12       11
Other limited partnership interests.................      (4)      (1)      (5)
Cash, cash equivalents and short-term investments...      29       17       11
Interest on funds held at interest..................     277      257      192
Other...............................................      16       16        9
                                                      ------   ------   ------
  Total investment income...........................   1,524    1,398    1,235
Less: Investment expenses...........................     105       96       64
                                                      ------   ------   ------
  Net investment income.............................  $1,419   $1,302   $1,171
                                                      ======   ======   ======



     For the years ended December 31, 2007 and 2006, there was no affiliated net investment income related to fixed maturity securities. For the year ended December 31, 2005, affiliated net investment income related to fixed maturity securities was less than $1 million and is included in the table above. For each of the years ended December 31, 2007 and 2006, affiliated investment expenses of $5 million are included in the table above. For the year ended December 31, 2005, there were no affiliated investment expenses. See Related Party Investment Transactions for discussion of affiliated net investment income related to short-term investments included in the table above.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2007   2006   2005
                                                         -----   ----   ----
                                                            (IN MILLIONS)
Fixed maturity securities..............................  $ (32)  $(27)  $ 32
Equity securities......................................     --      6     --
Mortgage loans on real estate..........................     (2)     1     10
Real estate and real estate joint ventures.............      1     --      4
Derivatives............................................   (257)     8    (15)
Other..................................................     22     (2)    26
                                                         -----   ----   ----
  Net investment gains (losses)........................  $(268)  $(14)  $ 57
                                                         =====   ====   ====



     For the years ended December 31, 2007 and 2005, affiliated net investment gains of less then $1 million and $29 million, respectively, are included in the table above. There were no affiliated net investment gains (losses) for the year ended December 31, 2006.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $9 million, $1 million and $2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Fixed maturity securities............................  $ 893   $ 852   $ 997
Equity securities....................................    (19)      5       2
Derivatives..........................................     (2)     (2)     (2)
Minority interest....................................   (150)   (159)   (171)
Other................................................    (28)    (20)    (39)
                                                       -----   -----   -----
  Subtotal...........................................    694     676     787
                                                       -----   -----   -----
Amounts allocated from DAC and VOBA..................    (97)    (27)    (45)
Deferred income tax..................................   (249)   (280)   (311)
                                                       -----   -----   -----
  Subtotal...........................................   (346)   (307)   (356)
                                                       -----   -----   -----
Net unrealized investment gains (losses).............  $ 348   $ 369   $ 431
                                                       =====   =====   =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) are as follows:

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                        2007    2006   2005
                                                        ----   -----   ----
                                                           (IN MILLIONS)
Balance, January 1,...................................  $369   $ 431   $356
Unrealized investment gains (losses) during the year..    18    (111)    94
Unrealized gains (losses) relating to:
  DAC and VOBA........................................   (70)     18     42
  Deferred income tax.................................    31      31    (61)
                                                        ----   -----   ----
Balance, December 31,.................................  $348   $ 369   $431
                                                        ====   =====   ====
Net change in unrealized investment gains (losses)....  $(21)  $ (62)  $ 75
                                                        ====   =====   ====



  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to variable interest entities ("VIEs") for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                            DECEMBER 31, 2007
                                                         -----------------------
                                                         NOT PRIMARY BENEFICIARY
                                                         -----------------------
                                                                       MAXIMUM
                                                           TOTAL     EXPOSURE TO
                                                         ASSETS(1)     LOSS(2)
                                                         ---------   -----------
                                                              (IN MILLIONS)
Other limited partnership interest(3)..................    $    7        $ 5
Trust preferred securities(4)..........................     5,275         67
                                                           ------        ---
  Total................................................    $5,282        $72
                                                           ======        ===



--------

   (1) The assets of the other limited partnership interests and trust preferred securities are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss relating to other limited partnership interests and trust preferred securities is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

   (3) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities.

   (4) Trust preferred securities are complex, uniquely structured investments which contain features of both equity and debt, may have an extended or no stated maturity, and may be callable at the issuer's option after a defined period of time.

  RELATED PARTY INVESTMENT TRANSACTIONS

     As of December 31, 2007 and 2006, the Company held $224 million and $238 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $15 million, $4 million and less than $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                          ----------------------
                                                          2007     2006     2005
                                                          ----     ----     ----
                                                               (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates.........................................      $19      $--     $536
Amortized cost of assets transferred to affiliates...      $19      $--     $501
Net investment gains (losses) recognized on
  transfers..........................................      $--      $--     $ 35
Estimated fair value of assets transferred from
  affiliates.........................................      $10      $--     $382


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or fair value of derivative financial instruments held at:

                                                  DECEMBER 31, 2007                 DECEMBER 31, 2006
                                           -------------------------------   -------------------------------
                                                         CURRENT MARKET                    CURRENT MARKET
                                                          OR FAIR VALUE                     OR FAIR VALUE
                                           NOTIONAL   --------------------   NOTIONAL   --------------------
                                            AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                           --------   ------   -----------   --------   ------   -----------
                                                                    (IN MILLIONS)
Interest rate swaps......................   $  422      $38        $ 1        $  359      $29        $ 2
Financial futures........................      213        1          2           213        2         --
Foreign currency swaps...................      226       --         11            31       --          4
Foreign currency forwards................      815       38         --           643       20         --
Financial forwards.......................       --       --         --            --       --          1
Credit default swaps.....................      395        1          2           241       --         --
                                            ------      ---        ---        ------      ---        ---
  Total..................................   $2,071      $78        $16        $1,487      $51        $ 7
                                            ======      ===        ===        ======      ===        ===



     The above table does not include notional amounts for equity futures and equity variance swaps. At December 31, 2007, the Company owned 160 equity futures. The Company did not own equity futures at December 31, 2006. Fair values of equity futures are included in financial futures in the preceding table. At both December 31, 2007 and 2006, the Company owned 4,500 equity variance swaps. Fair values of equity variance swaps are included in financial forwards in the preceding table.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2007:

                                                             REMAINING LIFE
                          ------------------------------------------------------------------------------------
                                               AFTER ONE YEAR      AFTER FIVE YEARS
                          ONE YEAR OR LESS   THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS    TOTAL
                          ----------------   ------------------   -----------------   ---------------   ------
                                                              (IN MILLIONS)
Interest rate swaps.....       $   18               $ 91                 $ 66               $247        $  422
Financial futures.......          213                 --                   --                 --           213
Foreign currency swaps..           --                  5                   20                201           226
Foreign currency
  forwards..............          807                 --                   --                  8           815
Credit default swaps....           --                147                   23                225           395
                               ------               ----                 ----               ----        ------
  Total.................       $1,038               $243                 $109               $681        $2,071
                               ======               ====                 ====               ====        ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amount and fair value of derivatives by type of hedge designation at:

                                         DECEMBER 31, 2007                 DECEMBER 31, 2006
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)
Fair value......................   $   17      $--        $ 1        $    3      $--        $--
Cash flow.......................        4       --         --             9       --         --
Foreign operations..............      197       --          5            --       --         --
Non-qualifying..................    1,853       78         10         1,475       51          7
                                   ------      ---        ---        ------      ---        ---
  Total.........................   $2,071      $78        $16        $1,487      $51        $ 7
                                   ======      ===        ===        ======      ===        ===



     The Company recognized insignificant net investment income (expense) from settlement payments related to qualifying hedges for the years ended December 31, 2007, 2006 and 2005.

     The Company recognized net investment gains (losses) from settlement payments related to non-qualifying hedges of $3 million, $3 million, and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  FAIR VALUE HEDGES

     The Company utilizes interest rate swaps to convert fixed rate investments to floating rate investments. The Company designates and accounts for these interest rate swaps as fair value hedges when they have met the requirements of SFAS 133.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2007      2006      2005
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Changes in the fair value of derivatives..............   $(1)      $--       $--
Changes in the fair value of the items hedged.........     1        --        --
                                                         ---       ---       ---
Net ineffectiveness of fair value hedging activities..   $--       $--       $--
                                                         ===       ===       ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the years ended December 31, 2007 and 2006, the Company did not recognize any net investment gains (losses) as the ineffective portion of all cash flow hedges. For the year ended December 31, 2005, the Company recognized an insignificant amount in net investment gains (losses), which represent the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2007, 2006 and 2005.

     For the years ended December 31, 2007 and 2006, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was insignificant. For the year ended December 31, 2005, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was ($2) million. At December 31, 2007, 2006 and 2005, the net amount accumulated in other comprehensive income (loss) relating to cash flow hedges was ($2) million.

     At December 31, 2007, insignificant amounts of the deferred net gains (losses) on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2008.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2007, 2006 and 2005.

     The Company's consolidated statement of stockholder's equity for the year ended December 31, 2007 includes gains (losses) of ($5) million related to foreign currency contracts used to hedge its net investments in foreign operations. The Company did not record any gains (losses) on foreign currency contracts for the years ended December 31, 2006 and 2005. At December 31, 2007, the cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income related to these hedges was approximately ($5) million. There was no foreign currency translation gain (loss) recorded in 2006. When substantially all of the net investments in foreign operations are sold or liquidated, the amounts in accumulated other comprehensive income are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit;

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

(iv) equity variance swaps, equity futures and interest rate futures to economically hedge liabilities embedded in certain variable annuity products; and (v) credit default swaps to synthetically create investments.

     The following table presents changes in fair value related to derivatives that do not qualify for hedge accounting:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2007      2006      2005
                                                      -----      ----      ----
                                                            (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives.......................................  $(110)      $(3)     $(34)


  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include modified coinsurance contracts.

     The following table presents the fair value of the Company's embedded derivatives at:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Embedded derivatives assets..................................  $ 66    $57
Embedded derivatives liabilities.............................  $628    $52


     The following table presents changes in fair value related to embedded derivatives:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2007   2006   2005
                                                         -----   ----   ----
                                                            (IN MILLIONS)
Net investment gains (losses)..........................  $(150)  $  7   $  7
Interest credited to policyholder account balances.....  $ (66)  $(80)  $(45)


  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require the accepting of collateral in connection with its derivative instruments. As of December 31, 2007 and 2006, the Company was obligated to return cash collateral under its control of $4 million and $2 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

     The Company has exchange traded futures, which require the pledging of collateral. At both December 31, 2007 and 2006, the Company pledged collateral of $2 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                        DAC    VOBA    TOTAL
                                                      ------   ----   ------
                                                           (IN MILLIONS)
Balance at January 1, 2005..........................  $2,617   $648   $3,265
  Capitalizations...................................     649     --      649
                                                      ------   ----   ------
     Subtotal.......................................   3,266    648    3,914
                                                      ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..................      12      2       14
     Unrealized investment gains (losses)...........     (28)   (14)     (42)
     Other expenses.................................     652     31      683
                                                      ------   ----   ------
       Total amortization...........................     636     19      655
                                                      ------   ----   ------
  Less: Dispositions and other......................     120     --      120
                                                      ------   ----   ------
Balance at December 31, 2005........................   2,510    629    3,139
  Capitalizations...................................     761     --      761
                                                      ------   ----   ------
     Subtotal.......................................   3,271    629    3,900
                                                      ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..................       2     (2)      --
     Unrealized investment gains (losses)...........      (3)   (15)     (18)
     Other expenses.................................     570    (15)     555
                                                      ------   ----   ------
          Total amortization........................     569    (32)     537
                                                      ------   ----   ------
  Less: Dispositions and other......................     (52)    27      (25)
                                                      ------   ----   ------
Balance at December 31, 2006........................   2,754    634    3,388
  Effect of SOP 05-1 adoption.......................      (3)    (5)      (8)
  Capitalizations...................................     810     --      810
                                                      ------   ----   ------
     Subtotal.......................................   3,561    629    4,190
                                                      ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..................    (112)    (2)    (114)
     Unrealized investment gains (losses)...........      (1)    71       70
     Other expenses.................................     644     12      656
                                                      ------   ----   ------
          Total amortization........................     531     81      612
                                                      ------   ----   ------
  Less: Dispositions and other......................     (72)    --      (72)
                                                      ------   ----   ------
Balance at December 31, 2007........................  $3,102   $548   $3,650
                                                      ======   ====   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $39 million in 2008, $33 million in 2009, $33 million in 2010, $35 million in 2011 and $36 million in 2012.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

6.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Balance at January 1,.......................................  $131   $134
Dispositions and other, net.................................    --     (3)
                                                              ----   ----
Balance at December 31,.....................................  $131   $131
                                                              ====   ====



7.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                      DECEMBER 31,
                                -------------------------------------------------------
                                                       POLICYHOLDER          OTHER
                                  FUTURE POLICY          ACCOUNT          POLICYHOLDER
                                     BENEFITS            BALANCES            FUNDS
                                -----------------   -----------------   ---------------
                                  2007      2006      2007      2006     2007     2006
                                -------   -------   -------   -------   ------   ------
                                                     (IN MILLIONS)
Group life....................  $    34   $    39   $    --   $    --   $    1   $    1
Retirement & savings..........       35        36        42        65       --       --
Non-medical health & other....      329       352        --        --        5        4
Traditional life..............    4,596     4,616        --        --      118      113
Universal variable life.......       64        65     3,079     3,069       58       59
Annuities.....................       87        76       886       926       --       --
Reinsurance...................    6,159     5,140     6,657     6,212    2,297    1,978
Other.........................      (19)      (33)      127       126       13       47
                                -------   -------   -------   -------   ------   ------
  Total.......................  $11,285   $10,291   $10,791   $10,398   $2,492   $2,202
                                =======   =======   =======   =======   ======   ======



     Affiliated future policy benefits, included in the table above, were less than $1 million at both December 31, 2007 and 2006. Affiliated policyholder account balances, included in the table above, were less than $1 million at both December 31, 2007 and 2006. Affiliated other policyholder funds, included in the table above, were ($227) million and ($163) million at December 31, 2007 and 2006, respectively.

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $2,020 million and $1,997 million at December 31, 2007 and 2006, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $77 million and $213 million at December 31, 2007 and 2006, respectively. The average interest rate credited on these contracts was 4.14% and 4.02% at December 31, 2007 and 2006, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $57 million, $84 million and $113 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     For each of the years ended December 31, 2007, 2006 and 2005, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     RGA issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2007, 2006 and 2005, there were no new issuances by RGA under the GIC program. During the years ended December 31, 2007, 2006 and 2005, RGA repaid $5 million, $3 million and $23 million, respectively, of GICs under this program. At December 31, 2007 and 2006, GICs outstanding, which are included in policyholder account balances, were $15 million and $17 million, respectively. During each of the years ended December 31, 2007, 2006 and 2005, interest credited on the contracts, which is included in interest credited to policyholder account balances, was $1 million.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                           DECEMBER 31,
                                -----------------------------------------------------------------
                                              2007                              2006
                                -------------------------------   -------------------------------
                                IN THE EVENT OF         AT        IN THE EVENT OF         AT
                                     DEATH        ANNUITIZATION        DEATH        ANNUITIZATION
                                ---------------   -------------   ---------------   -------------
                                                          (IN MILLIONS)
ANNUITY CONTRACTS (1)
TWO TIER ANNUITIES
  General account value.......           N/A        $     286              N/A        $     296
  Net amount at risk (2)......           N/A        $      51(4)           N/A        $      53(4)
  Average attained age of
     contractholders..........           N/A         60 years              N/A         58 years


                                                           DECEMBER 31,
                                -----------------------------------------------------------------
                                              2007                              2006
                                -------------------------------   -------------------------------
                                   SECONDARY         PAID UP         SECONDARY         PAID UP
                                   GUARANTEES       GUARANTEES       GUARANTEES       GUARANTEES
                                ---------------   -------------   ---------------   -------------
                                                          (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE
  CONTRACTS (1)
Account value (general and
  separate account)...........     $   1,107              N/A        $   1,024              N/A
Net amount at risk (2)........     $  18,250(3)           N/A        $  19,066(3)           N/A
Average attained age of
  policyholders...............      57 years              N/A         56 years              N/A


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                 UNIVERSAL AND
                                                                 VARIABLE LIFE
                                                                   CONTRACTS
                                                                 -------------
                                                    ANNUITY
                                                   CONTRACTS
                                                 -------------
                                                   GUARANTEED
                                                 ANNUITIZATION     SECONDARY
                                                    BENEFITS       GUARANTEES    TOTAL
                                                 -------------   -------------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2005.....................       $ 7             $ 5         $12
Incurred guaranteed benefits...................        --               1           1
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2005...................         7               6          13
Incurred guaranteed benefits...................        --              --          --
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2006...................         7               6          13
Incurred guaranteed benefits...................        --              --          --
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2007...................       $ 7             $ 6         $13
                                                      ===             ===         ===



     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Mutual Fund Groupings
  Equity.....................................................   $18    $16
  Bond.......................................................     1      1
  Balanced...................................................     2     --
  Money Market...............................................     2      3
                                                                ---    ---
     Total...................................................   $23    $20
                                                                ===    ===



8.  REINSURANCE

     General American's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. General American has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, General American reinsured up to 90% of the mortality risk for all new individual life insurance. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, General American changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, General American reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes and for certain individual life policies the retention limits remained unchanged. On a case by case basis, General American may retain up to $2.5 million per life and reinsure 100% of amounts in excess of General American retention limits. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed business. The Company evaluates its reinsurance programs

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Direct premiums.....................................  $  412   $  415   $  445
Reinsurance assumed.................................   5,575    4,737    4,222
Reinsurance ceded...................................    (769)    (505)    (488)
                                                      ------   ------   ------
Net premiums........................................  $5,218   $4,647   $4,179
                                                      ======   ======   ======
Reinsurance recoverables netted against policyholder
  benefits and claims...............................  $  372   $  375   $  321
                                                      ======   ======   ======



     Reinsurance assumed premiums for the years ended December 31, 2007, 2006 and 2005 include $5,394 million, $4,735 million and $4,220 million, respectively, from RGA, a life reinsurer.

     Reinsurance recoverables, included in premiums and other receivables, were $1,246 million and $1,137 million at December 31, 2007 and 2006, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $331 million and $245 million at December 31, 2007 and 2006, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries, including Exeter Reassurance Company, Ltd. ("Exeter Re"), MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company ("MLI USA"), Metropolitan Tower Life Insurance Company, New England Life Insurance Company, MLIC and Missouri Reinsurance (Barbados), Inc. ("Missouri Re"), all of which are related parties. At December 31, 2007, the Company had reinsurance-related assets and liabilities from these agreements totaling $760 million and $227 million, respectively. At December 31, 2006, comparable assets and liabilities were $653 million and $171 million, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table reflects the related party reinsurance information recorded in income for the:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Assumed premiums.......................................  $129   $129   $129
Assumed benefits, included in policyholder benefits and
  claims...............................................  $194   $155   $174
Assumed benefits, included in policyholder dividends...  $  9   $  7   $  6
Assumed acquisition costs, included in other expenses..  $ --   $  1   $ --
Ceded premiums.........................................  $ 80   $ 85   $108
Ceded fees, included in universal life and investment-
  type product policy fees.............................  $ 65   $ 90   $260
Interest earned on ceded reinsurance, included in other
  revenues.............................................  $  2   $  2   $  5
Ceded benefits, included in policyholder benefits and
  claims...............................................  $ 25   $ 10   $ 90
Ceded benefits, included in interest credited to
  policyholder account balances........................  $ 58   $ 54   $ 54
Ceded benefits, included in policyholder dividends.....  $  9   $  7   $  6
Interest costs on ceded reinsurance, included in other
  expenses.............................................  $  5   $ 45   $106


     Effective September 30, 2005, the Company recaptured its reinsurance agreement with Missouri Re. This agreement ceded, on a coinsurance basis, all business owned life insurance policies. As a result of the recapture of this agreement, the Company paid a recapture fee of $15 million to Missouri Re and $276 million in assets representing the liabilities on this treaty were transferred from Missouri Re to the Company.

     Effective January 1, 2005, the Company entered into a reinsurance agreement to cede an in-force block of business to MLI USA. This agreement covers certain term and universal life policies issued by the Company on and after January 1, 2000 through December 31, 2004. The agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, the Company transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in force as of December 31, 2004. As a result of the transfer of assets, the Company realized a gain of $20 million, net of income taxes. The Company also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, the Company ceded premiums and related fees of $121 million, $119 million and $192 million and ceded benefits and related costs of $86 million, $98 million and $143 million for the years ended December 31, 2007, 2006 and 2005, respectively. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2007 and 2006 were $1,096 million and $1,020 million, respectively.

     Effective January 1, 2005, the Company recaptured its reinsurance agreement with Exeter Re. This agreement ceded, on a modified coinsurance basis, certain policies issued by the Company with universal life secondary guarantees. There was no recapture fee paid since the terms of the recapture agreement for this treaty resulted in no fees due to either party. For the year ended December 31, 2005, the final treaty settlement resulted in a pre-tax gain of $1 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

9.  LONG-TERM DEBT AND SHORT-TERM DEBT -- AFFILIATED

     Long-term debt and short-term debt -- affiliated outstanding is as follows:

                                        INTEREST RATES                      DECEMBER
                                   ------------------------                   31,
                                                   WEIGHTED               -----------
                                       RANGE        AVERAGE    MATURITY   2007   2006
                                   -------------   --------   ---------   ----   ----
                                                                              (IN
                                                                           MILLIONS)
Senior notes.....................  5.63% - 6.75%     6.08%    2011-2017   $497   $200
Fixed rate notes.................      7.25%         7.25%       2008       30    107
Surplus notes....................      7.63%         7.63%       2024      100    100
Other notes......................     8% - 12%       9.44%    2009-2016      1      1
                                                                          ----   ----
Total long-term debt.............                                          628    408
Total short-term
  debt -- affiliated.............                                           50     --
                                                                          ----   ----
  Total..........................                                         $678   $408
                                                                          ====   ====



     The aggregate maturities of long-term debt as of December 31, 2007 for the next five years are $30 million in 2008, less than $1 million in 2009, less than $1 million in 2010, $200 million in 2011, less than $1 million in 2012 and $398 million thereafter.

     Unsecured senior debt ranks highest in priority and consists of senior notes, fixed rate notes and other notes with varying interest rates; followed by subordinated debt which consists of junior subordinated debentures and surplus notes. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other debt, may be made only with the prior approval of the insurance department of the state of domicile.

  SENIOR NOTES

     In March 2007, RGA issued $300 million of 10-year senior notes with a fixed rate of 5.625%, payable semiannually. RGA used $50 million of the net proceeds of the offering to repay existing debt during the year ended December 31, 2007.

     RGA repaid a $100 million 7.25% senior note which matured in April 2006.

  SHORT-TERM DEBT -- AFFILIATED

     On December 31, 2007, MetLife Credit Corp., an affiliate, issued a $50 million short-term loan to the Company with a fixed rate of 4.82%, which was repaid at maturity on January 2, 2008. The Company used the net proceeds of the loan for general corporate purposes.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $42 million, $30 million and $35 million for the years ended December 31, 2007, 2006 and 2005, respectively, and does not include interest expense on collateral financing arrangements, junior subordinated debt securities or shares subject to mandatory redemption. See Notes 10, 11, and 12.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CREDIT AND COMMITTED FACILITIES AND LETTERS OF CREDIT

     Credit Facilities. RGA maintains committed and unsecured credit facilities aggregating $824 million as of December 31, 2007. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. Information on these credit facilities as of December 31, 2007 is as follows:

                                                                      LETTER OF
                                                                        CREDIT                   UNUSED
BORROWER(S)                                EXPIRATION      CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------                                ----------      --------   ---------   ---------   -----------
                                                                  (IN MILLIONS)
Reinsurance Group of America,
  Incorporated.......................  May 2008              $ 30        $ --        $30          $ --
Reinsurance Group of America,
  Incorporated.......................  September 2012(1)      750         406         --           344
Reinsurance Group of America,
  Incorporated.......................  March 2011              44          --         --            44
                                                             ----        ----        ---          ----
  Total..............................                        $824        $406        $30          $388
                                                             ====        ====        ===          ====



--------

   (1) In September 2007, RGA and certain of its subsidiaries entered into a credit agreement with various financial institutions. Under the credit agreement, RGA may borrow and obtain letters of credit for general corporate purposes for its own account or for the account of its subsidiaries with an overall credit facility amount of up to $750 million. The credit agreement replaced a former credit agreement in the amount of up to $600 million which was scheduled to expire on September 29, 2010.

     Committed Facilities. Information on committed facilities as of December 31, 2007 is as follows:

                                                                    LETTER OF
                                                                      CREDIT       UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)      EXPIRATION    CAPACITY   DRAWDOWNS   ISSUANCES   COMMITMENTS    (YEARS)
-------------------------     ------------   --------   ---------   ---------   -----------   --------
                                                            (IN MILLIONS)
Timberlake Financial
  L.L.C. ...................  June 2036(1)    $1,000       $850        $--          $150         29
                                              ======       ====        ===          ====



--------

   (1) As described in Note 10, RGA may, at its option, offer up to $150 million of additional notes under this facility in the future.

     Letters of Credit. At December 31, 2007, the Company had outstanding $482 million in letters of credit from various financial institutions, of which $406 million were part of credit facilities. As commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

10.  COLLATERAL FINANCING ARRANGEMENTS

     In June 2006, Timberlake Financial L.L.C. ("Timberlake Financial"), a subsidiary of RGA, completed an offering of $850 million of Series A Floating Rate Insured Notes due June 2036 in a private placement. Interest on the notes accrues at an annual rate of 1-month LIBOR plus 29 basis points payable monthly. The payment of interest and principal on the notes is insured through a financial guaranty insurance policy with a third party. The notes represent senior, secured indebtedness of Timberlake Financial with no recourse to RGA or its other subsidiaries. Up to $150 million of additional notes may be offered in the future. In order to make payments of principal and interest on the notes, Timberlake Financial will rely upon the receipt of interest and principal payments on surplus notes and dividend payments from its wholly-owned subsidiary, Timberlake Reinsurance Company II ("Timberlake Re"), a South Carolina captive insurance company. The ability of Timberlake Re to make interest and principal payments on the surplus note and dividend payments to Timberlake Financial is contingent upon South Carolina regulatory approval and the performance of specified term life insurance policies with guaranteed level premiums retroceded by RGA's subsidiary, RGA Reinsurance Company ("RGA Reinsurance"), to Timberlake Re.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Proceeds from the offering of the notes, along with a $113 million direct investment by RGA, collateralize the notes and are not available to satisfy the general obligations of RGA or the Company. Most of these assets were placed in a trust and provide long-term collateral as support for statutory reserves required by U.S. Valuation of Life Policies Model Regulation (commonly referred to as Regulation XXX) on term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance. The trust is consolidated by Timberlake Re which in-turn is consolidated by Timberlake Financial. Timberlake Financial is considered to be a VIE and RGA is considered to be the primary beneficiary. As such, the results of Timberlake Financial have been consolidated by RGA and ultimately by the Company.

     At December 31, 2007, the Company held assets in trust of $899 million associated with the transaction. In addition, the Company held $50 million in custody as of December 31, 2007. The Company's consolidated balance sheets include the assets of Timberlake Financial recorded as fixed maturity securities and other invested assets, which consists of the restricted cash and cash equivalents held in custody. The Company's consolidated statements of income include the investment returns on the assets held as collateral as investment income and the interest on the notes is included as a component of other expenses.

     Issuance costs associated with the offering of the notes of $13 million have been capitalized, are included in other assets, and are amortized using the effective interest method over the estimated life of the notes. Total interest expense was $52 million and $26 million for the years ended December 31, 2007 and 2006, respectively.

11.  JUNIOR SUBORDINATED DEBENTURES

     In December 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% up to but not including the scheduled redemption date, December 15, 2015. The debentures may be redeemed (i) in whole or in part, at any time on or after December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption, or (ii) in whole or in part, prior to December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption or, if greater, a make-whole price. In the event the debentures are not redeemed on or before the scheduled redemption date of December 15, 2015, interest on these debentures will accrue at an annual rate of 3-month LIBOR plus a margin equal to 2.665%, payable quarterly in arrears. The final maturity of the debentures is December 15, 2065. RGA has the right to, and in certain circumstances the requirement to, defer interest payments on the debentures for a period up to ten years. Upon an optional or mandatory deferral of interest payments, RGA is generally not permitted to pay common stock dividends or make payments of interest or principal on securities which rank equal or junior to the subordinated debentures, until the accrued and unpaid interest on the subordinated debentures is paid. Interest compounds during periods of deferral. Issuance costs associated with the offering of the debentures of $6 million have been capitalized, are included in other assets, and are amortized using the effective interest method over the period from the issuance date of the debentures until their scheduled redemption. Interest expense on the debentures was $27 million, $27 million and $2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

12. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "RGA Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of: (i) a preferred security issued by the RGA Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the RGA Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million, at both December 31, 2007 and 2006. Interest expense on these instruments is included in other expenses and was $13 million for each of the years ended December 31, 2007, 2006 and 2005.

13.  INCOME TAXES

     The provision for income tax is as follows:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2007    2006   2005
                                                         ----   -----   ----
                                                            (IN MILLIONS)
Current:
  Federal..............................................  $(41)  $(154)  $ 23
  Foreign..............................................    60      41     70
                                                         ----   -----   ----
  Subtotal.............................................    19    (113)    93
                                                         ----   -----   ----
Deferred:
  Federal..............................................    93     228    (31)
  Foreign..............................................    11      10      4
                                                         ----   -----   ----
  Subtotal.............................................   104     238    (27)
                                                         ----   -----   ----
Provision for income tax...............................  $123   $ 125   $ 66
                                                         ====   =====   ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:

                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                        ----------------------
                                                        2007     2006     2005
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Tax provision at U.S. statutory rate..................  $113     $125      $72
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.......    (2)      (2)      (2)
  Tax-exempt investment income........................     2       (2)      (1)
  State and local income taxes........................    --        1        1
  Prior year tax......................................     8       (2)      (2)
  Valuation allowance for carryforward items..........     1       --       (2)
  Other, net..........................................     1        5       --
                                                        ----     ----      ---
Provision for income tax..............................  $123     $125      $66
                                                        ====     ====      ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            2007      2006
                                                           ------   -------
                                                             (IN MILLIONS)
Deferred income tax assets:
  Employee benefits......................................  $   64   $    35
  Investments............................................      --        27
  Loss and credit carryforwards..........................     334       781
  Other..................................................      13        71
                                                           ------   -------
                                                              411       914
  Less: Valuation allowance..............................       8         5
                                                           ------   -------
                                                              403       909
                                                           ------   -------
Deferred income tax liabilities:
  DAC....................................................     885     1,141
  Liability for future poicy benefits....................      27       486
  Investments............................................     200        --
  Net unrealized investment gains........................     249       280
  Other..................................................      15        24
                                                           ------   -------
                                                            1,376     1,931
                                                           ------   -------
Net deferred income tax liability........................  $ (973)  $(1,022)
                                                           ======   =======



     The Company has not recognized a deferred tax liability for the undistributed earnings of its foreign subsidiaries, except for RGA International Reinsurance Company Ltd. and RGA Global Reinsurance Company, Ltd., because the Company considers these earnings to be permanently reinvested and does not expect these earnings to be repatriated in the foreseeable future.

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2007, and 2006, a valuation allowance for deferred tax assets of approximately $8 million and $5 million respectively, was provided on the foreign tax credits, net operating and capital losses of General American Argentina Seguros de Vida, S.A., RGA South Africa Holdings,

     RGA Financial Products Limited, RGA UK Services Limited, and RGA Reinsurance Company. At December 31, 2007 the Company's subsidiaries had net operating loss carryforwards of $932 million, which begin to expire in 2019, capital loss carryforwards of $11 million, which begin to expire in 2010, and tax credit carryforwards of $4 million, which begin to expire in 2009. The remaining loss carryforwards and tax credit carryforwards are expected to be utilized during the period allowed.

     Effective January 1, 2006, General American joined with MetLife and its includable affiliates in filing a federal income tax return. General American participates in a tax sharing agreement with MetLife. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     Pursuant to the tax sharing agreement, the amount due from affiliates is $120 million and $238 million as of December 31, 2007 and 2006, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. General American is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which General American has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, General American is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2001. Due to a lapse of the statute of limitations, the 2003 tax year is no longer subject to audit. In the first quarter of 2005, the IRS commenced an examination of General American's U.S. income tax returns for 2001 and 2002 that is anticipated to be completed in 2008.

     RGA files income tax returns with the U.S. federal government and various state and non U.S. jurisdictions. RGA is under continuous examination by the IRS and is subject to audit by taxing authorities in other non U.S. jurisdictions in which RGA has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, RGA is no longer subject to U.S. federal, state and non U.S. income tax examinations by tax authorities for years prior to 2003.

     As a result of the implementation of FIN 48, the Company recognized a $6 million increase in the liability for unrecognized tax benefits, and a $5 million increase in the interest liability for unrecognized tax benefits, offset by $11 million of minority interest, resulting in no corresponding change to the January 1, 2007 balance of retained earnings. The Company's total amount of unrecognized tax benefits upon adoption of FIN 48 was $217 million. The Company reclassified, at adoption, $41 million of current income tax payables to the liability for unrecognized tax benefits included within other liabilities. The Company also reclassified, at adoption, $170 million of deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The total amount of unrecognized tax benefits as of January 1, 2007 that would affect the effective tax rate, if recognized, was $47 million. The Company also had $33 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     As of December 31, 2007, the Company's total amount of unrecognized tax benefits is $222 million, an increase of $5 million from the date of adoption, and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, is $52 million. The Company does not anticipate any material change in the total amount of unrecognized tax benefits over the ensuing 12 month period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits, for the year ended December 31, 2007, is as follows:

                                                            TOTAL UNRECOGNIZED
                                                               TAX BENEFITS
                                                            ------------------
                                                               (IN MILLIONS)
Balance at January 1, 2007 (date of adoption).............         $217
Reductions for tax positions of prior years...............           (6)
Additions for tax positions of current year...............           15
Lapses of statutes of limitations.........................           (4)
                                                                   ----
Balance at December 31, 2007..............................         $222
                                                                   ====



     During the year ended December 31, 2007, the Company recognized $5 million in interest expense associated with the liability for unrecognized tax benefits. As of December 31, 2007, the Company had $38 million of accrued interest associated with the liability for unrecognized tax benefits. The $5 million increase from the date of adoption in accrued interest resulted from an increase of $19 million of interest expense and a decrease of $14 million primarily related to effectively settled positions.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the year ended December 31, 2007, the Company recognized an income tax benefit of $1 million related to the separate account DRD.

14.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company and certain affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company and its affiliates continue to vigorously defend against the claims in these matters. Some sales practices claims have been resolved through settlement. Other sales practices claims have been won by dispositive motions or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company and its affiliates' marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Regulators have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has been cooperating fully with these inquiries. The Company is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, state insurance regulatory authorities or other federal, state or industry authorities may conduct investigations or make inquiries, such as information requests, subpoenas, or books and records examinations, concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters referred to above, large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows.

     In 2007, the Company received $39 million, included in other revenues, based on the resolution of an indemnification claim associated with the 2000 acquisition of the Company by MLIC.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2007, 2006, and 2005. At December 31, 2007 and 2006, the Company maintained a liability of $4 million and $5 million, respectively. The related asset for premium tax offsets was $3 million at both December 31, 2007 and 2006 for undiscounted future assessments in respect of impaired, insolvent or failed insurers. The Company maintained at both December 31, 2007 and 2006, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)
2008...............................................    $7        $ 4        $ 9
2009...............................................    $4        $ 4        $ 8
2010...............................................    $3        $--        $ 7
2011...............................................    $2        $--        $ 4
2012...............................................    $2        $--        $ 4
Thereafter.........................................    $1        $--        $11


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $164 million and $34 million at December 31, 2007 and 2006, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $5 million and $20 million at December 31, 2007 and 2006, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. At December 31, 2007, there were no unfunded commitments. The amount of these unfunded commitments was $11 million at December 31, 2006.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMMITMENTS

     In December 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and purchased the shares in the open market over the subsequent few months to return to the lenders. RGA would either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined, resulting in a cash settlement substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $2 million to $45 million, with a cumulative maximum of $106 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2007, the Company did not record any liabilities for indemnities, guarantees and commitments. The Company had no liability for indemnities, guarantees and commitments at both December 31, 2007 and 2006.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $3 million at December 31, 2007. The credit default swaps expire at various times during the next five years.

15.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     General American's employees, sales representatives and retirees participate in qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually, for each account balance. The majority of the plan's obligation is calculated using the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     General American also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of General American who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for General American, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     General American is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. General American's share of pension expense was $7 million, $8 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, General American's share of other postretirement expense was less than $1 million, $3 million and $3 million for the years ended December 31, 2007, 2006 and 2005, respectively. The combined allocated benefit expense is included in the accompanying consolidated statements of income.

     General American continues to sponsor non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service credits while employed, but are not accruing additional benefits in these plans.

     RGA sponsors separate defined benefit pension plans for its eligible employees. Also, RGA sponsors a postretirement plan. Employees of RGA may also become eligible for certain postretirement medical and life insurance benefits if they attain retirement age, with sufficient service, while working for RGA. The assets and obligations of the RGA plans, along with the related net periodic expense, are included in the accompanying consolidated financial statements and additional disclosures below.

     Effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $7 million at December 31, 2005, $4 million net of income tax, and was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $6 million, $4 million, net of income tax of $2 million, and remained as a reduction of accumulated other comprehensive income. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, and prior service costs and credits that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                                  DECEMBER 31, 2006
                                                  -------------------------------------------------
                                                               ADDITIONAL
                                                                 MINIMUM
                                                      PRE        PENSION   ADOPTION OF      POST
                                                    SFAS 158    LIABILITY    SFAS 158     SFAS 158
                                                  ADJUSTMENTS  ADJUSTMENT   ADJUSTMENT  ADJUSTMENTS
BALANCE SHEET CAPTION                             -----------  ----------  -----------  -----------
                                                                    (IN MILLIONS)
Other liabilities: Accrued pension benefit
  cost..........................................    $    (47)   $      1     $    (3)     $    (49)
Other liabilities: Accrued postretirement
  benefit cost..................................        $ (7)        $--         $(5)         $(12)
                                                                --------     -------
Accumulated other comprehensive income (loss),
  before income tax:
  Defined benefit plans.........................        $ (7)        $ 1         $(8)         $(14)
Minority interest...............................                     $--         $ 8
Deferred income tax.............................                     $--         $(1)
Accumulated other comprehensive income (loss),
  net of income tax:
                                                                --------     -------
  Defined benefit plans.........................        $ (4)        $ 1         $(1)         $ (4)
                                                                ========     =======



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                            DECEMBER 31,
                                                     -------------------------
                                                                      OTHER
                                                                   POSTRETIRE-
                                                       PENSION         MENT
                                                       BENEFITS      BENEFITS
                                                     -----------   -----------
                                                     2007   2006   2007   2006
                                                     ----   ----   ----   ----
                                                           (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year..  $ 71   $ 60   $ 12   $ 10
  Service cost.....................................     3      3      1      1
  Interest cost....................................     4      4     --     --
  Net actuarial (gains) losses.....................    (3)     2     (2)     1
  Change in benefits...............................    --      5     --     --
  Benefits paid....................................    (4)    (3)    --     --
                                                     ----   ----   ----   ----
Benefit obligation at end of year..................    71     71     11     12
                                                     ----   ----   ----   ----
Change in plan assets:
Fair value of plan assets at beginning of year.....    22     16     --     --
  Actual return on plan assets.....................     1      2     --     --
  Employer contribution............................     5      7     --     --
  Benefits paid....................................    (4)    (3)    --     --
                                                     ----   ----   ----   ----
Fair value of plan assets at end of year...........    24     22     --     --
                                                     ----   ----   ----   ----
Funded status at end of year.......................  $(47)  $(49)  $(11)  $(12)
                                                     ====   ====   ====   ====
Amounts recognized in consolidated balance sheet
  consist of:
  Other liabilities................................  $(47)  $(49)  $(11)  $(12)
                                                     ====   ====   ====   ====
Accumulated other comprehensive (income) loss:
  Net actuarial losses.............................  $ 19   $ 23   $  2   $  5
  Prior service credit.............................   (11)   (14)    --     --
                                                     ----   ----   ----   ----
                                                        8      9      2      5
  Deferred income tax and minority interest........    (6)    (7)    (1)    (3)
                                                     ----   ----   ----   ----
                                                     $  2   $  2   $  1   $  2
                                                     ====   ====   ====   ====



     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                              NON-
                                             QUALIFIED     QUALIFIED
                                                PLAN          PLAN         TOTAL
                                            -----------   -----------   -----------
                                            2007   2006   2007   2006   2007   2006
                                            ----   ----   ----   ----   ----   ----
                                                         (IN MILLIONS)
Aggregate fair value of plan assets.......   $24    $22   $ --   $ --   $ 24   $ 22
Aggregate projected benefit obligation....    26     25     45     46     71     71
                                             ---    ---   ----   ----   ----   ----
Over (under) funded.......................   $(2)   $(3)  $(45)  $(46)  $(47)  $(49)
                                             ===    ===   ====   ====   ====   ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The accumulated benefit obligation for all defined benefit pension plans was $65 million and $61 million at December 31, 2007 and 2006, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Projected benefit obligation.................................   $45    $45
Accumulated benefit obligation...............................   $42    $40
Fair value of plan assets....................................   $--    $--


     The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2007 and 2006.

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income were as follows:

                                                                         OTHER
                                                                    POSTRETIREMENT
                                              PENSION BENEFITS         BENEFITS
                                             ------------------   ------------------
                                             2007   2006   2005   2007   2006   2005
                                             ----   ----   ----   ----   ----   ----
                                                          (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost.............................   $ 3    $ 3    $ 2    $ 1    $ 1    $ 1
  Interest cost............................     4      4      3     --     --     --
  Expected return on plan assets...........    (2)    (2)    (1)    --     --     --
  Amortization of net actuarial (gains)
     losses................................     1      1      1     --     --     --
  Amortization of prior service cost
     (credit)..............................    (2)    (2)    (2)    --     --     --
                                              ---    ---    ---    ---    ---    ---
  Net periodic benefit cost................     4    $ 4    $ 3      1    $ 1    $ 1
                                              ---    ===    ===    ---    ===    ===

OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER
  COMPREHENSIVE INCOME
  Net acturial (gains) losses..............    (3)                  (3)
  Prior Service cost (credit)..............     1                   --
  Amortization of net actuarial gains
     (losses)..............................    (1)                  --
  Amortization of prior service (cost)
     credit................................     2                   --
                                              ---                  ---
     Total recognized in other
       comprehensive income................    (1)                  (3)
                                              ---                  ---
     Total recognized in net periodic
       benefit cost and other comprehensive
       income..............................   $ 3                  $(2)
                                              ===                  ===



     Included in other comprehensive income for the year ended December 31, 2007 are other changes in plan assets and benefit obligations associated with pension benefits of ($1) million and other postretirement benefits of ($3) million for an aggregate reduction in other comprehensive losses of ($4) million before income tax and ($1) million, net of income tax and minority interest for the year ended December 31, 2007.

     The estimated net actuarial loss and prior service credit for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are less than $1 million and $2 million, respectively.

     It is anticipated that no net actuarial loss will be amortized from accumulated other comprehensive income into net periodic benefit cost for the other postretirement plans over the next year.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                              DECEMBER 31,
                                                   ----------------------------------
                                                                            OTHER
                                                       PENSION         POSTRETIREMENT
                                                      BENEFITS            BENEFITS
                                                   --------------      --------------
                                                   2007      2006      2007      2006
                                                   ----      ----      ----      ----
Weighted average discount rate...............      6.24%     5.85%     6.00%     5.75%
Rate of compensation increase................      4.25%     4.25%      N/A       N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                            ---------------------------------------
                                                                        OTHER
                                                                   POSTRETIREMENT
                                             PENSION BENEFITS         BENEFITS
                                            ------------------   ------------------
                                            2007   2006   2005   2007   2006   2005
                                            ----   ----   ----   ----   ----   ----
Weighted average discount rate............  5.75%  5.75%  5.76%  5.75%  5.75%  5.75%
Expected rate of return on plan assets....  8.50%  8.50%  8.50%   N/A    N/A    N/A
Rate of compensation increase.............  4.25%  4.25%  4.25%   N/A    N/A    N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted expected return on plan assets for use in the plan's valuation in 2008 is currently anticipated to be 8.50% for pension benefits.

     The assumed healthcare cost trend rates used in measuring the accumulated postretirement benefit obligation and net periodic benefit cost were as follows:

                                                       DECEMBER 31,
                                      ----------------------------------------------
                                               2007                    2006
                                      ---------------------   ----------------------
Pre-Medicare eligible claims........  9% down to 5% in 2012   10% down to 5% in 2012
Medicare eligible claims............  9% down to 5% in 2012   10% down to 5% in 2012


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN THOUSANDS)
Effect on total of service and interest cost
  components.........................................     $  314       $  (235)
Effect on accumulated postretirement benefit
  obligation.........................................     $2,372       $(1,827)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  PLAN ASSETS

     The targeted and weighted average allocations of the pension plan assets are as follows:

                                                                     DECEMBER
                                                          TARGET       31,
                                                          ------   -----------
                                                           2008    2007   2006
ASSET CATEGORY                                            ------   ----   ----
Equity securities.......................................     75%     75%    76%
Fixed maturity securities...............................     25%     25%    24%
                                                            ---     ---    ---
  Total.................................................    100%    100%   100%
                                                            ===     ===    ===



     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification and partial liability immunization. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     In 2008, the Company expects to make contributions of $4 million to its pension plans, which includes $3 million of benefit payments for its non-qualified pension plans. Benefit payments are funded from the Company's general assets as they become due under the provision of the plans.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. The Company uses its general assets to pay claims as they come due. The Company does not anticipate making any contributions other than benefits payments to its postretirement plan.

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, are expected to be as follows:

                                            PENSION BENEFITS   OTHER POSTRETIREMENT BENEFITS
                                            ----------------   -----------------------------
                                                              (IN MILLIONS)
2008......................................         $ 4                      $--
2009......................................         $ 5                      $--
2010......................................         $ 5                      $--
2011......................................         $ 5                      $--
2012......................................         $ 6                      $--
2013 -- 2017..............................         $31                      $ 2


  SAVINGS AND INVESTMENT PLANS

     The Company's employees participate in savings and investment plans for which a portion of employee contributions are matched. The Company's expense was $3 million, $2 million and $3 million to these plans during the years ended December 31, 2007, 2006 and 2005, respectively.

16.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES action. General American and RGA's U.S. insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of General American and RGA's U.S. insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of General American, a Missouri domiciled insurer, was $106 million, $316 million and ($50) million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus, as filed with the Missouri State Department of Insurance, was $2,280 million and $2,142 million at December 31, 2007 and 2006, respectively.

  DIVIDEND RESTRICTIONS

     Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the aggregate amount of all such dividends in any calendar year does not exceed the greater of: (i) 10% of its statutory surplus to policyholders as of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized investment gains). General American will be permitted to pay a stockholder dividend to GenAmerica in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Missouri Director of Insurance (the "Director"). For the year ended December 31, 2007, the Company did not pay any dividends to GenAmerica. The Company paid $13 million for each of the years ended December 31, 2006 and 2005 in dividends for which prior insurance regulatory clearance was not required. Based on amounts at December 31, 2007, General American could pay to GenAmerica a stockholder dividend of $228 million without prior approval of the Director in 2008.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2007, 2006 and 2005 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              -----------------
                                                              2007   2006  2005
                                                              ----  -----  ----
                                                                (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................  $ 22  $(115) $137
Income tax effect of holding gains (losses).................   (13)    38   (61)
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income.................................................    29     16   (35)
  Amortization of premiums and accretion of discounts
     associated with investments............................   (33)   (12)   (8)
Income tax effect...........................................     2     (1)   21
Allocation of holding gains (losses) on investments relating
  to other policyholder amounts.............................   (70)    18    42
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................    42     (6)  (21)
                                                              ----  -----  ----
Net unrealized investment gains (losses)....................   (21)   (62)   75
Foreign currency translation adjustment.....................    60     11     3
Minimum pension liability adjustment........................    --      1     2
Defined benefit plans adjustment............................     1     --    --
                                                              ----  -----  ----
Other comprehensive income (loss)...........................  $ 40  $ (50) $ 80
                                                              ====  =====  ====



17.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Compensation........................................  $   10   $   21   $   39
Commissions.........................................     877      904      493
Interest and debt issue costs.......................     139       96       50
Amortization of DAC and VOBA........................     542      555      697
Capitalization of DAC...............................    (810)    (761)    (649)
Minority interest...................................     217      211      164
Insurance tax.......................................     267      239      186
Other...............................................      51       96      167
                                                      ------   ------   ------
  Total other expenses..............................  $1,293   $1,361   $1,147
                                                      ======   ======   ======



     For the years ended December 31, 2007, 2006 and 2005, commissions and capitalization of DAC include the impact of affiliated reinsurance transactions. See Note 8. See also Note 19 for discussion of affiliated expenses included in the table above.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments has been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. The implementation of SFAS 157 may impact the fair value assumptions and methodologies associated with the valuation of assets and liabilities. See also Note 1 regarding the adoption of SFAS 157.

     Amounts related to the Company's financial instruments are as follows:

                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
                                                   --------   --------   ----------
                                                             (IN MILLIONS)
DECEMBER 31, 2007
Assets:
  Fixed maturity securities......................              $17,317     $17,317
  Equity securities..............................              $   168     $   168
  Mortgage loans on real estate..................              $ 1,073     $ 1,088
  Policy loans...................................              $ 2,716     $ 2,716
  Short-term investments.........................              $   312     $   312
  Cash and cash equivalents......................              $   507     $   507
  Accrued investment income......................              $   185     $   185
  Mortgage loan commitments......................     $5       $    --     $    --
Liabilities:
  Policyholder account balances..................              $ 6,034     $ 5,262
  Short-term debt -- affiliated..................              $    50     $    50
  Long-term debt.................................              $   628     $   638
  Collateral financing arrangements..............              $   850     $   761
  Junior subordinated debt securities............              $   399     $   356
  Shares subject to mandatory redemption.........              $   159     $   178
  Payables for collateral under securities loaned
     and other transactions......................              $ 1,438     $ 1,438

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
                                                   --------   --------   ----------
                                                             (IN MILLIONS)
DECEMBER 31, 2006
Assets:
  Fixed maturity securities......................              $16,134     $16,134
  Equity securities..............................              $   210     $   210
  Mortgage loans on real estate..................              $   971     $   943
  Policy loans...................................              $ 2,664     $ 2,664
  Short-term investments.........................              $   435     $   435
  Cash and cash equivalents......................              $   357     $   357
  Accrued investment income......................              $   183     $   183
  Mortgage loan commitments......................     $20      $    --     $    --
  Commitments to fund bank credit facilities.....     $11      $    --     $    --
Liabilities:
  Policyholder account balances..................              $ 5,739     $ 4,999
  Long-term debt.................................              $   408     $   443
  Collateral financing arrangements..............              $   850     $   850
  Junior subordinated debt securities............              $   399     $   400
Shares subject to mandatory redemption...........              $   159     $   226
  Payables for collateral under securities loaned
     and other transactions......................              $ 1,642     $ 1,642


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximate fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  SHORT-TERM DEBT -- AFFILIATED, LONG-TERM DEBT, COLLATERAL FINANCING ARRANGEMENTS, JUNIOR SUBORDINATED DEBT SECURITIES AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The carrying value for short-term debt -- affiliated approximates fair value due to the short-term duration of the instrument. The fair values of long-term debt, collateral financing arrangements, junior subordinated debt securities and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximates fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $44 million, $50 million and $60 million, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $5 million, $8 million and $16 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company has entered into various additional agreements with other affiliates to provide and receive services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions and distribution services. Expenses and (fees) related to these agreements and recorded in other expenses, were $11 million, $31 million and ($13) million for the years ended December 31, 2007, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In 2005, the Company entered into broker-dealer wholesale sales agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, fixed rate insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $1 million, $2 million and $10 million, included in other expenses, for the years ended December 31, 2007, 2006 and 2005, respectively. The Company received fees for this service of $26 million, $11 million and $4 million, included in other expenses, for the years ended December 31, 2007, 2006 and 2005.

     At December 31, 2007 and 2006, amounts due from affiliates were $32 million and $4 million, respectively, related to the net expenses discussed previously. These receivables exclude affiliated reinsurance balances discussed in Note 8.

     See Notes 3, 7, 8 and 9 for additional related party transactions.

                                     PART II

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. When any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the Fact that he is or was a director, officer, employee, or agent of the corporation, indemnification may be paid unless such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation. In the event of such a determination indemnification is allowed if a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity to any person who is or was a director, officer, employee, or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987, and the policyholders of General American at the annual meeting held on 26 January 1988, adopted the following resolutions:

                   "BE IT RESOLVED THAT
                  1. The company shall indemnify any person who is, or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim (including an action by or in the right of the company), by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

                  2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity which holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATIONS PURSUANT TO SECTION 26(F)


General American Life Insurance Company hereby represents that the fees and charges deducted under the Policies described in the prospectus are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by General American Life Insurance Company.


                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.

       A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.


     The prospectus and supplements consisting of 789 pages.


     The undertaking to file reports required by Section 15(d) of the 1934 Act.

     The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

     Representations.

     The signatures.

Written consents of the following persons:

                    Marie C. Swift, Esq. (see Exhibit 3(ii) below) Karen A. King, FSA, MAAA (see Exhibit 3(i) below) Independent Auditors (see Exhibit 11 below)

     The following exhibits:


              1.A.(1)               Resolution of the Board of Directors of General American authorizing establishment of the Separate Account 3
                  (2)               None
                  (3)  (a)          Principal Underwriting Agreement between General American Distributors, Inc. and
                                    General American Life Insurance Company 6
                       (b)          Proposed Form of Selling Agreement 3
                       (c)          Form of Selling Agreement between General American Life Insurance Company, General
                                    American Distributors, Inc. and other companies 6
                       (d)          Commission Schedule for Policies 3
                       (e)          Forms of Selling Agreement 8
                  (4)               None
                  (5)  (a)          Forms of Variable Universal Life 98 Policy 2
                       (b)          Riders to the Policy 2
                  (6)  (a)          Amended Charter and Articles of Incorporation of General American 1
                       (b)          Amended and restated By-Laws of General American 1
                       (c)          Amended and restated Articles of Incorporation 11
                  (7)               None
                  (8)               None
                  (9)               None
                 (10)  (i)          Form of Application for each insured 2
                       (ii)         Form of Application 8
        2.                          See Exhibit 3(i)
        3.(i)                       Opinion and Consent of Karen A. King, FSA,MAAA 7
          (ii)                      Opinion and Consent of Marie C. Swift, Esq. 9
        4.                          None
        5.                          Inapplicable
        6.                          Inapplicable
        7.             (i)          Powers of Attorney 12
                       (ii)         Power of Attorney for James J. Reilly
        8.                          Inapplicable
        9.                          Inapplicable
        10.                         Inapplicable
        11.                         Consent of Independent Registered Public Accounting Firm
        12.                         Inapplicable
        13.(i)                      Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies pursuant to Rule 6e-3(T)(b)(13)(v)(B) and General
                                    American's procedure for conversion to a fixed benefit policy pursuant to Rule
                                    6e-3(T)(b)(13)(v)(B). 3



        (ii)                        Addendum to memorandum 11
        14.(i)                      Form of Agreement to Purchase Shares of General American Capital Company 3
        (ii)                        Participation Agreement among Variable Insurance Products Fund, Fidelity
                                    Distributors Corporation and General American Life Insurance Company 4
        (iii)                       Participation Agreement among Variable Insurance Products Fund II, Fidelity
                                    Distributors Corporation and General American Life Insurance Company 4
        (iv)                        Form of Fund Participation Agreement between General American and J.P. Morgan
                                    Series Trust II 2
        (v)                         Form of Fund Participation Agreement among General American, Van Eck Investment
                                    Trust and Van Eck Associates Corporation 2
        (vi)                        Form of Shareholder Services Agreement with American Century Investment Management,
                                    Inc. for Variable Portfolios 2
        (vii)                       Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life
                                    Insurance Company and General American Life Insurance Company 5
        (viii)                      Form of Participation Agreement among Met Investors Series Trust, Met Investors
                                    Advisory Corp., General American Distributors, Inc. and General American Life
                                    Insurance Company 7
        (ix)                        Form of Participation Agreement among American Funds Insurance Series, Capital
                                    Research and Management Company, General American Distributors, Inc. and General
                                    American Life Company 7
        (x)                         Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers,
                                    LLC, MetLife Investors Distribution Company and General American Life Insurance
                                    Company (8/31/2007) 13
        (xi)                        Amended and Restated Net Worth Maintenance Agreement 10



1 Incorporated by reference to the initial filing of the Registration Statement, File No. 333-53477 (VUL 98), on May 22, 1998.
2 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-53477 (VUL 98), July 31, 1998.
3 Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement, File No. 33-10146, (VUL 95), April 28, 2000.
4 Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, File No. 333-53477 (VUL 98), April 28, 2000.
5 Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, File No. 333-83625 (Destiny), May 1, 2001.
6 Incorporated by reference to the Registration Statement, File No. 333-64216 (EBVUL), filed June 29, 2001.
7 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6, File No. 333-53477, April 30, 2002.
8 Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, File No. 333-73672, filed on April 29, 2004.
9 Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement, File No. 333-53477, filed on April 30, 2004
10   Incorporated by reference to Post-Effective Amendment No. 5 to the
     Registration

     Statement, File No. 333-73672, filed on April 28, 2006.
11 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement, File No. 333-73672, filed April 23, 2007.


12 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement, File No. 333- 53477, filed April 24, 2007.

13 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement, File No. 333-73672, filed April 22, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, General American Separate Account Eleven represents that this Post-Effective Amendment meets all of the requirements for effectiveness under Rule 485(b) of that Act and has duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of General American Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 22nd day of April, 2008.


                        General American Separate Account Eleven
                        (Registrant)

                        By: General American Life Insurance Company
                        (Depositor)


                        By:    /s/ William C. Lane
                           -----------------------------------------------------
                               William C. Lane
                               Vice President and Associate General Counsel

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company represents that this Post-Effective Amendment meets all of the requirements for effectiveness under Rule 485(b) of that Act and has duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of General American Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 22nd day of April, 2008.



                        General American Life Insurance Company
                        (Depositor)


                        By:    /s/ William C. Lane
                           -----------------------------------------------------
                               William C. Lane
                               Vice President and Associate General Counsel

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 22, 2008.


Signature                                                                Title
---------                                                                -----

                                                            Chairman of the Board, Chief Executive
         *                                                       Officer and President
------------------------
Lisa M. Weber

         *                                                              Director
------------------------
Michael K. Farrell

         *                                                              Director
------------------------
William J. Mullaney

         *                                                              Director
------------------------
James L. Lipscomb

         *                                                      Executive Vice President and
------------------------                                           Chief Accounting Officer
Joseph J. Prochaska, Jr.

         *                                              Vice President (principal financial officer)
------------------------
James J. Reilly

                                                         Director, Senior Vice President and Treasurer
------------------------
Eric T. Steigerwalt

         *                                                              Director
------------------------
Stanley J. Talbi



Signature                                                                Title
---------                                                                -----

         *                                                              Director
------------------------
Michael J. Vietri

         *                                                              Director
------------------------
William J. Wheeler


                        By:    /s/ Marie C. Swift
                           -----------------------------------------------------
                               Marie C. Swift, Esq.
                               Attorney-in-fact

* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith and with Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form S-6, File No. 333-53477, filed April 23, 2007.

                                Index to Exhibits



Exhibit Number             Description
--------------             -----------

         7.(ii)            Power of Attorney for James J. Reilly

         11.               Consent of the Independent Registered Public Accounting Firm

